UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH 43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

MEEDER
INVESTMENT MANAGEMENT

Meeder Funds Annual Report

December 31, 2016

TABLE OF CONTENTS

Letter to Shareholders	1
Muirfield Fund	3
Dynamic Growth Fund	5
Aggressive Growth Fund	6
Balanced Fund	8
Global Opportunities Fund	10
Spectrum Fund	12
Quantex Fund	14
Infrastructure Fund	15
Dividend Opportunities Fund	17
Total Return Bond Fund	18
Prime Money Market Fund	20
Institutional Prime Money Market Fund	21
Shareholder Expense Analysis	23
Disclosures	25
Fund Holdings & Financial Statements	27

Solutions for all types of investors and goals

Since 1974, Meeder Investment Management has served many different types of investors and advisors. From this experience, we have developed a comprehensive suite of product solutions, from mutual funds to managed account portfolios, to help clients fulfill a wide range of investment objectives.

Meeder Funds	Separately Managed Accounts

Meeder Investment Portfolios	Cash Management

Meeder Retirement Portfolios

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Adviser Dealer Services, Inc. (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

LETTER TO SHAREHOLDERS December 31, 2016

These Are Remarkable Times

I don’t know if I can recall a year quite like 2016. It was a year full of surprises at home and abroad; from the financial markets to the Fed, Brexit to the U.S. presidential election. These are remarkable times.

When I looked at the year from start to finish, it seemed to play out like a Jekyll and Hyde story. The year began with concerns over the slowdown in China, which had a big impact on the global economy. After the first week of trading in 2016, the market had its worst ever start with the S&P falling -4.9%. Unfortunately, this trend continued and from December 31, 2015 to February 11, 2016, the S&P 500 Index had fell by more than 10%. Then oil prices began to stabilize and the stock market rebounded to finish the first quarter in positive territory. That was the first time since 1933 that the market was down by more than 10% in the middle of a quarter only to finish the period with a positive gain.

The stock market continued an upward trajectory into the summer. Then came more disruption. The British citizens made the historic decision to leave the European Union. That vote, commonly referred to as “Brexit,” reverberated around the world, causing global stock markets to sell off and the British pound to sink to a 31-year low. Once world markets had a chance to determine the longer-term impact of Brexit, the U.S. stock market began to rise, climbing to over 8% just one month after the Brexit vote.

As we moved into the fall, the stock market took a prolonged pause in the days leading up to the election. The market declined for nine straight days, which was the first time since 1980 that the stock market saw such a stretch of consecutive down days. From the election on November 8 through the end of the year, the stock market rallied based on the President-elect’s proposals for jobs growth, improving the nation’s infrastructure, and tax reform. The S&P 500 Index rose 4.6% from Election Day through December 31, 2016. Not even the Fed’s decision to raise interest rates in December slowed the market down.

We’ve said many times that we believe that there’s more room to run in this current secular bull market. With a new administration about to take office in Washington, D.C., we will need to wait and see how quickly some of the President-elect’s proposals can be enacted, and how U.S. and global markets will respond.

Performance Spotlight

During the year, our team continued to adhere to the disciplined, time-tested, model-driven investment process that has helped us deliver competitive performance over the long term.

The Meeder Muirfield Fund received a 4-Star Overall Morningstar Rating as of December 31, 2016 out of 251 Tactical Allocation funds in the category. As a tactical allocation fund with the ability to go defensive during volatile periods, the Muirfield Fund was ranked by Morningstar in the top 16% of its category for the 3-year period, top 1% for the 5-year period, and top 22% for the 10-year period.

Our mid-cap value fund, the Meeder Quantex Fund, also performed well, receiving a Morningstar Ranking in the top 6% of its Mid-Cap Value category for the 1-year period and the top 22% for the 5 and 10-year periods.

Expect the Unexpected

If there’s a lesson to be gleaned from 2016, it’s to expect the unexpected. I’ve said before that market uncertainty is typical. As the New Year begins, it’s important to review your investment portfolio to ensure that it’s properly diversified and designed to help you meet your investment objectives.

As always, our investment team will continue to apply our disciplined investment process across all of our funds and portfolios. We are singularly focused on providing solutions that can help you improve your investment outcomes. Please review the following pages to learn more about the Meeder Funds’ positioning and performance for the year 2016.

On behalf of the entire team at Meeder Investment Management, we thank you for your continued support, trust and confidence in our investment management services.

Robert S. Meeder
President and CEO
Meeder Asset Management, Inc.

2016 Annual Report | December 31, 2016	Page 1

2016 Annual Report
Fund Summaries

Page 2	2016 Annual Report | December 31, 2016

Muirfield Fund

The Meeder Muirfield  Fund retail class returned 5.72% compared to the blended benchmark of 7.28% and the S&P 500 Index return of 11.96%. We started 2016 with a 60% invested exposure and 40% defensive position. Our models continued to deteriorate and we increased our defensive position to as high as 55% at the end of January. As the quarter progressed, our models showed significant signs of improvement in trend and breadth indicators. By the end of the second quarter we became essentially fully invested and eliminated our defensive position. We were fully invested until mid-fourth quarter when our models started to deteriorate due to sentiment factors after the U.S. Presidential election. It is important to note that Meeder views sentiment as a contrarian factor, so when there appears to be a heightening optimism or euphoria present in the marketplace, our models will show signs of deterioration. At that time we increased our defensive position as high as 25% before gradually reducing it down to near 10% as of the end of 2016.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index. For the year ending 2016, the top contributors to the portfolio’s return were Fifth Third Bank and Bank of America. An underweight to the pharmaceutical company Allergan helped boost performance relative to the benchmark. The greatest detractors to the portfolio were under weightings to specific securities that performed well in the financial sector which included Goldman Sachs, Wells Fargo and Citigroup.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the Fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2016.

Period & Average Annual Total Returns as of December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Muirfield Fund Retail Class	5.72%	3.86%	10.43%	4.30%	8/10/88
Expense Ratios+: Audited Net 1.05% Gross 1.45%
Blended Index[1]	7.28%	5.44%	8.76%	4.69%	7/31/88
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	7/31/88

Sector Concentration
as of December 31, 2016

Information Technology	17.1%
Financials	12.8%
Healthcare	10.6%
Industrials	6.5%
Consumer Discretionary	6.1%
Consumer Staples	6.1%
Energy	5.0%
Utilities	2.3%
Telecommunication Services	2.2%
Materials	1.5%
Real Estate Investment Trust	1.4%
Registered Investment Companies	3.6%
Money Market Registered Investment Companies	24.1%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	0.5%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	iShares Russell 2000 Value ETF	3.6%
2.	Apple, Inc.	2.2%
3.	Microsoft Corp.	1.8%
4.	JPMorgan Chase & Co.	1.4%
5.	Exxon Mobil Corp.	1.4%
6,	Alphabet, Inc. - Class C	1.3%
7.	Verizon Communications, Inc.	1.3%
8.	Johnson & Johnson	1.3%
9.	Bank of America Corporation	1.3%
10.	PepsiCo, Inc.	1.1%

As a percentage of total net assets.

2016 Annual Report | December 31, 2016	Page 3

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the value of the Muirfield Fund to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is composed of 60% of the S&P 500 Index and 40% of 90-day T-bills. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and these benchmarks is important. The benchmark indices are hypothetical unmanaged indices of common stocks and 90-day T-bills that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Muirfield Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

Page 4	2016 Annual Report | December 31, 2016

Dynamic Growth Fund

The Dynamic Growth Fund retail class returned 5.37% for the year ending December 31, 2016 compared to the S&P 500 Index return of 11.96%. From a sector standpoint, we maintained a modest underweight to energy which hurt performance as oil prices hit a low of $26 a barrel in February before finishing the year nearly at over $52 a barrel. The largest individual contributors to performance in 2016 were an underweight to Allergan whose stock fell, while NVIDIA and Bank of America had positive performance. Some of the most significant detractors were Teekay Tankers Ltd., and an underweight in Wells Fargo and Goldman Sachs relative to the benchmark.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Dynamic Growth
Fund Retail Class	5.37%	4.69%	11.59%	4.60%	2/29/00
Expense Ratios+: Audited Net 1.05% Gross 1.63%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	2/29/00

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the Dynamic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Sector Concentration
as of December 31, 2016

Information Technology	21.4%
Financials	14.3%
Healthcare	12.8%
Industrials	8.4%
Consumer Discretionary	8.0%
Energy	6.1%
Consumer Staples	6.0%
Telecommunication Services	2.6%
Utilities	2.2%
Materials	1.8%
Real Estate Investment Trust	1.4%
Money Market Registered Investment Companies	12.8%
Bank Obligations	0.6%
Other Assets/Liabilities (Net)	1.6%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	Apple, Inc.	2.5%
2.	Microsoft Corp.	2.1%
3.	JPMorgan Chase & Co.	1.7%
4.	Exxon Mobil Corp.	1.6%
5.	Bank of America Corporation	1.5%
6,	Alphabet, Inc. - Class C	1.5%
7.	Johnson & Johnson	1.5%
8.	Verizon Communications, Inc.	1.4%
9.	PepsiCo, Inc.	1.3%
10.	International Business Machines Corp.	1.2%

As a percentage of total net assets.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Dynamic Growth Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page  25.

2016 Annual Report | December 31, 2016	Page 5

Aggressive Growth Fund

The Aggressive Growth Fund retail class returned 8.26% compared to the S&P 500 Index return of 11.96% for the year ending December 31, 2016. For the first three quarters of the year the Aggressive Growth Fund was managed as a Tactical Multi-Cap fund and its benchmark was the S&P 500 Index. During this time the Fund returned 2.92% compared to the S&P 500 Index return of 7.84%. On September 30th, 2016 the objective of the Fund changed from the style of large cap blend, to being a small cap blend strategy. Consequently, the benchmark also changed to the Russell 2500 Index. For the fourth quarter of 2016, the Aggressive Growth Fund was able to participate in the broad based rally of small and mid-cap companies and posted a return of 5.19% relative to the Russell 2500 Index return of 6.12% including dividends.

The top performers for the fourth quarter of the year were Steel Dynamics, TCF Financial Corporation, and Hancock Holding Company. The largest detractors from performance were Nu Skin Enterprises, Herbalife, and Tupperware Brands.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Aggressive Growth
Fund Retail Class	8.26%	5.53%	11.82%	4.90%	2/29/00
Expense Ratios+: Audited Net 1.16% Gross 1.68%
Russell 2500 Index	17.59%	6.93%	14.54%	7.69%	2/29/00
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	2/29/00

Sector Concentration
as of December 31, 2016

Industrials	18.6%
Financials	14.8%
Information Technology	13.8%
Consumer Discretionary	8.8%
Healthcare	7.5%
Materials	7.1%
Real Estate Investment Trust	5.6%
Energy	4.5%
Utilities	3.2%
Consumer Staples	2.8%
Telecommunication Services	0.9%
Money Market Registered Investment Companies	11.2%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	IDEXX Laboratories, Inc.	1.1%
2.	Everest Re Group, Ltd.	1.1%
3.	UGI Corp.	1.1%
4.	Huntington Ingalls Industries, Inc.	1.1%
5.	FMC Technologies, Inc.	1.1%
6,	Synopsys, Inc.	1.1%
7.	Reinsurance Group of America, Inc.	1.1%
8.	Spirit AeroSystems Holdings, Inc.	1.1%
9.	Hospitality Properties Trust	1.1%
10.	Jabil Circuit, Inc.	1.0%

As a percentage of total net assets.

Page 6	2016 Annual Report | December 31, 2016

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the Aggressive Growth Fund’s value to the S&P 500 Index and the Russell 2500 Index, the Fund’s broad-based benchmarks. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The S&P 500 Index and the Russell 2500 Index are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Aggressive Growth Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page  25.

2016 Annual Report | December 31, 2016	Page 7

Balanced Fund

The Meeder Balanced Fund retail class returned 4.84% for the year ending December 31, 2016 when compared to the Blended Index return of 5.94% and the S&P 500 Index return of 11.96%. The Fund maintains exposure to both equity and fixed income. In the equity portion of the portfolio, the Fund started 2016 with a 60% invested exposure and 40% defensive position. Our models continued to deteriorate and we increased our defensive position to as high as 55% at the end of January. Our models then showed significant signs of improvement in trend and breadth indicators. By the end of the second quarter we became essentially fully invested and eliminated our defensive position. We were fully invested until mid-fourth quarter when our models started to deteriorate due to sentiment factors after the U.S. Presidential election. At that time we increased our defensive position as high as 25% before gradually reducing it down to near 10% as of the end of 2016. With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index. For the year ending 2016, in the equity portion of the portfolio the top contributors to the portfolio’s return were Fifth Third Bank, Bank of America, and an underweight to the pharmaceutical company Allergan which fell. The greatest detractors to the portfolio were under weightings relative to the benchmark names in the financial sector which included Goldman Sachs, Wells Fargo and Citigroup.

In the fixed income portion of the portfolio, early in first quarter there were concerns about the slowing of the Chinese economy. This caused investors to flock to the safety of U.S. Treasuries. As oil prices stabilized, breadth improved in the market place. At the end of June, the United Kingdom voted to leave the European Union, also known as Brexit. Prior to this, our credit model favored risk-off sectors. As a result we positioned the Fund to be more defensive by increasing our allocations to U.S. Treasuries and the portfolio benefitted from this tactical shift.

In the second half of the year, markets showed resilience. Less than two weeks into the third quarter markets rose above pre-Brexit levels, and our models identified improvement in risk-on sectors due to short-term momentum and spread factors. We implemented this view by allocating our below-investment-grade bonds above 7% and 8% to emerging market debt. Our duration model continued to favor holding longer-dated U.S. treasuries. Early in November, we saw signs of deterioration in our fixed income Emerging Market model, as it started to favor domestic positions. By the end of the year, we gradually reduced our holdings in emerging market debt to approximately 5%. This reduction was reallocated to investment-grade securities which totaled 62% by the end of 2016, while below investment-grade holdings remained consistent near 16%.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the Fund had a negative impact on the performance of the Fund relative to the S&P 500 Index during 2016.

Period & Average Annual Total Returns as of December 31, 2016 (Unaudited)

	1	3	5	10	Inception
	Year	Year	Year	Year	Date
Balanced Fund Retail Class	4.84%	2.84%	7.55%	3.25%	1/31/06
Expense Ratios+: Audited Net 1.22% Gross 1.73%
Blended Index[2]	5.94%	4.77%	6.82%	4.69%	1/31/06
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	1/31/06

Top 10 Holdings
as of December 31, 2016

1.	Prudential Total Return Bond Fund - Z	3.4%
2.	Metropolitan West Total Return Bond Fund - I	3.3%
3.	iShares Russell 2000 Value ETF	3.0%
4.	iShares iBoxx $ High Yield Corporate Bond ETF	2.4%
5.	iShares 7-10 Year Treasury Bond ETF	2.2%
6,	Pioneer Bond Fund - Y	2.1%
7.	Baird Core Plus Bond Fund - I	2.0%
8.	JPMorgan Core Plus Bond Fund - L	2.0%
9.	iShares 3-7 Year Treasury Bond ETF	2.0%
10.	Guggenheim Total Return Bond Fund - I	1.7%

As a percentage of total net assets.

Sector Concentration
as of December 31, 2016

Information Technology	12.3%
Financials	9.1%
Healthcare	7.6%
Industrials	4.5%
Consumer Staples	4.4%
Consumer Discretionary	4.2%
Energy	3.6%
Utilities	1.6%
Telecommunication Services	1.5%
Materials	1.1%
Real Estate Investment Trust	1.1%
Registered Investment Companies	33.9%
Money Market Registered Investment Companies	16.7%
Bank Obligations	0.3%
Other Assets/Liabilities (Net)	(1.9%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Page 8	2016 Annual Report | December 31, 2016

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the Balanced Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Aggregate Bond Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 through December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Balanced Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

2016 Annual Report | December 31, 2016	Page 9

Global Opportunities Fund

The Global Opportunities Fund pursues its objective by investing in a targeted allocation of U.S., international, and emerging market investments as well as real estate and commodity based equities. Securities are selected utilizing highly quantitative investment models in an attempt to outperform in each asset class. The Global Opportunities Fund is fully invested in the equity market at all times and holds a target allocation across different investment allocation categories. The target allocations for the Fund are: 40-55% international, 20-25% domestic large-cap holdings, 10-15% domestic mid-cap holdings, 5-10% domestic small cap holdings, 5-10% real estate holdings, and 5-10% commodities holdings. These are target investment allocations and therefore could differ from the actual holdings of the fund.

The Fund’s retail class performance for 2016 was up 3.54% compared to its blended benchmark of 9.58% and the S&P 500 Index of 11.96%. The blended benchmark is comprised of 34% of the MSCI EAFE Index, 22% of the S&P 500 Index, 12% of the S&P Mid-Cap 400 Index, 11% of the MSCI Emerging Market Index, 7% of the Dow Jones U.S. Select REIT Index, 7% of the Russell 2000 Index, and 7% of the S&P GSCI Index. The Fund’s performance in 2016 was hampered by its exposure to developed international securities. The MSCI EAFE Index’s 2016 return was just 1.00% while equities as represented by the S&P 500 Index were up 11.96%. The Fund’s 17% allocation to emerging markets was positive 11.19% as represented by the MSCI EM Index. The Fund received strong performance from mid and small-caps as represented by the S&P Mid-Cap 400 and Russell 2000 indexes with returns of 20.74% and 20.78% respectively.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index.

The holdings in the Fund that were the largest contributors to performance were Computer Sciences Corp., an overweight to NVIDIA and Steel Dynamics. The largest detractors to the Fund were Teekay Tankers Ltd., Bank of America and Iron Mountain.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Global Opportunities
Fund Retail Class	3.54%	0.57%	7.34%	2.45%	1/31/06
Expense Ratios+: Audited Net 1.16% Gross 1.72%
Blended Index[3]	12.67%	3.60%	9.31%	4.78%	1/31/06
Blended Index[4]	9.58%	2.23%	8.42%	3.68%	1/31/06
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	1/31/06

Sector Concentration
as of December 31, 2016

Information Technology	12.0%
Financials	7.9%
Real Estate Investment Trust	7.3%
Healthcare	4.6%
Materials	3.6%
Energy	3.4%
Consumer Staples	2.8%
Telecommunication Services	1.8%
Utilities	1.5%
Industrials	1.3%
Consumer Discretionary	1.2%
Registered Investment Companies	47.0%
Money Market Registered Investment Companies	7.3%
Bank Obligations	1.0%
Other Assets/Liabilities (Net)	(2.7%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	iShares Core MSCI Emerging Markets ETF	17.4%
2.	iShares MSCI EAFE ETF	14.7%
3.	iShares Core MSCI EAFE ETF	10.4%
4.	Oppenheimer International Growth Fund - I	2.1%
5.	Goldman Sachs Emerging Markets Equity
	Insights Fund - I	1.8%
6,	Intel Corp.	1.6%
7.	International Business Machines Corp.	1.5%
8.	Verizon Communications, Inc.	1.5%
9.	Wal-Mart Stores, Inc.	1.4%
10.	Texas Instruments, Inc.	1.3%

As a percentage of total net assets.

Page 10	2016 Annual Report | December 31, 2016

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the Global Opportunities Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark and to the Blended Index4, which is comprised of 34% of the MSCI EAFE Index, 22% of the S&P 500 Index, 12% of the S&P Mid-Cap 400 Index, 11% of the MSCI Emerging Market Index, 7% of the Dow Jones U.S. Select REIT Index, 7% of the Russell 2000 Index, and 7% of the S&P GSCI Index. The Fund’s Blended Index benchmark was revised effective January 1, 2016 to better reflect the current allocation of the Fund’s assets. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Global Opportunities Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

2016 Annual Report | December 31, 2016	Page 11

Spectrum Fund

The Meeder Spectrum Fund retail class returned 6.97% compared to the blended benchmark of 7.28% and the S&P 500 Index return of 11.96%. We started 2016 with a 60% invested exposure and 40% defensive position. Our models continued to deteriorate and we increased our defensive position to as high as 55% at the end of January. As the quarter progressed, our models showed significant signs of improvement in trend and breadth indicators. By the end of the second quarter we became essentially fully invested and eliminated our defensive position. We were fully invested until mid-fourth quarter when our models started to deteriorate due to sentiment factors after the U.S. Presidential election. It is important to note that Meeder views sentiment as a contrarian factor, so when there appears to be a heightening optimism or euphoria present in the marketplace, our models will show signs of deterioration. At that time we increased our defensive position as high as 25% before gradually reducing it down to near 10% as of the end of 2016.

Three holdings that were some of the contributors to performance were Computer Sciences, Hewlett Packard and a short position in Celldex Therapeutics. The top detractors were Anacor Pharmaceuticals, Memorial Resource Corporation and a short position to Continental Resources which ended the year in positive territory.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index.

In the portfolio, we will often use equity index derivatives in the Fund, such as stock index futures, to efficiently equitize our cash positions as well as manage the equity exposure of the fund. In regard to equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact to the Fund’s relative performance. The use of stock index futures to manage the equity exposure of the fund had a negative impact on the performance of the fund relative to the S&P 500 Index during 2016.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)
	1 Year	Since Inception	Inception Date
Spectrum Fund Retail Class	6.97%	2.80%	1/1/15
Expense Ratios+: Audited Net 1.49% Gross 2.25%
Blended Index[1]	7.28%	4.14%	1/1/15
S&P 500 Index	11.96%	6.57%	1/1/15

Top 10 Holdings
as of December 31, 2016

1.	Apple, Inc.	3.1%
2.	Microsoft Corp.	2.5%
3.	Johnson & Johnson	1.9%
4.	AT&T, Inc.	1.7%
5.	Bank of America Corporation	1.6%
6,	Verizon Communications, Inc.	1.6%
7.	Pfizer, Inc.	1.4%
8.	Intel Corp.	1.4%
9.	Citigroup, Inc.	1.3%
10.	Cisco Systems, Inc.	1.3%

As a percentage of total net assets.

Sector Concentration
as of December 31, 2016

Long Positions
Information Technology	22.8%
Financials	14.6%
Healthcare	13.7%
Industrials	10.8%
Consumer Discretionary	6.9%
Consumer Staples	5.2%
Real Estate Investment Trust	4.4%
Energy	3.8%
Utilities	3.8%
Materials	3.5%
Telecommunication Services	2.7%
Money Market Registered Investment Companies	5.9%
Bank Obligations	0.2%
Other Assets/Liabilities (Net)	39.4%
Total Long	137.7%

Short Positions
Consumer Discretionary	(6.4%)
Industrials	(5.9%)
Financials	(5.0%)
Information Technology	(4.7%)
Real Estate Investment Trust	(4.3%)
Healthcare	(3.8%)
Consumer Staples	(2.4%)
Utilities	(2.3%)
Energy	(1.6%)
Materials	(1.3%)
Total Short	(37.7%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Page 12	2016 Annual Report | December 31, 2016

Growth of $10,000: 12/31/14 - 12/31/16

The Growth of $10,000 chart compares the Spectrum Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is composed of 60% S&P 500 Index and of 40% 90-day T-Bills. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2014 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Spectrum Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

2016 Annual Report | December 31, 2016	Page 13

Quantex Fund

The Meeder Quantex Fund retail class returned 22.14% for the year ending December 31, 2016. During the same time period, the S&P MidCap 400 Index and Russell 2000 Index returned 20.74% and 21.31%, respectively.

We use a quantitative model to identify the capitalization ranges that incorporate our ideal portfolio of small- and mid-capitalization companies with strong growth potential each calendar year. Individual securities for the portfolio are equally weighted at the beginning of the year. The sectors that had the largest weightings in the portfolio were Consumer Cyclicals, Industrials, and Energy.

The largest contributors to the portfolio were Chemours, Talen Energy Corp., and Joy Global. The largest detractors in the portfolio for 2016 were California Resource Corp, while underweights to NVIDIA Corp. and Abercrombie & Fitch which experienced positive performance, hindered returns.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Quantex Fund Retail Class	22.14%	7.28%	15.36%	8.53%	3/20/85
Expense Ratios+: Audited Net 1.18% Gross 1.75%
Blended Index[5]	21.07%	7.93%	14.93%	8.15%	3/31/85
Russell 2000 Index	21.31%	6.74%	14.46%	7.07%	3/31/85
S&P MidCap 400 Index	20.74%	9.04%	15.33%	9.16%	3/31/85

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the value of the Quantex Fund to the S&P MidCap 400 Index and the Russell 2000 Index, the Fund’s broad-based benchmarks, and to the Blended Index, which consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Sector Concentration
as of December 31, 2016

Consumer Discretionary	21.1%
Industrials	16.3%
Energy	10.1%
Financials	9.8%
Information Technology	9.2%
Materials	5.0%
Utilities	3.6%
Real Estate Investment Trust	3.2%
Healthcare	2.9%
Consumer Staples	1.2%
Telecommunication Services	0.5%
Money Market Registered Investment Companies	19.2%
Bank Obligations	0.9%
Other Assets/Liabilities (Net)	(3.0%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	ONEOK, Inc.	1.2%
2.	International Bancshares Corp.	1.2%
3.	Quanta Services, Inc.	1.1%
4.	Greif, Inc. Class A	1.1%
5.	Comerica, Inc.	1.1%
6,	Kennametal, Inc.	1.1%
7.	MSA Safety, Inc.	1.0%
8.	Commercial Metals Co.	1.0%
9.	Zions Bancorp	1.0%
10.	Sothebys Class A	1.0%

As a percentage of total net assets.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

The Adviser has contractually agreed to reduce its management fee by 0.25%. This agreement may be terminated by the Adviser on October 31, 2017. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

Page 14	2016 Annual Report | December 31, 2016

Infrastructure Fund

The Meeder Infrastructure Fund retail class was positive 19.87% for the year ending December 31, 2016, relative to the Russell 3000 Utilities Index return of 20.49%. Infrastructure was a topic of many headlines in 2016 as both U.S. Presidential candidates proposed massive spending packages to overhaul the country’s aging grid in the coming years.

Early in 2016 energy prices plummeted yet we saw strength in natural gas stocks. We remained committed to our energy stocks as oil prices rebounded. At the end of June, Brexit fears caused a temporary dislocation in many companies domiciled in the United Kingdom. We took advantage of this by increasing exposure in companies that provide basic resources like water, electricity, and telecom services. Individual stock selection contributed to the Fund’s performance in 2016. The holdings that were the largest contributors in the portfolio were Targa Resources Corp., MDU Resource Group and Spectra Energy. The top detractors from performance include Energy Transfer Equity, National Grid and Veolia Environnement.

Effective September 15, 2016, Miller/Howard Investment, Inc. resigned as subadvisor of the Miller/Howard Infrastructure Fund and the Fund was renamed Meeder Infrastructure Fund. While the Meeder Investment Team has always been the advisor on the Fund, they have taken over the day-to-day management of the Infrastructure Fund with the same investment objective.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Infrastructure Fund
Retail Class	19.87%	2.91%	7.37%	5.01%	6/21/95
Expense Ratios+: Audited Net 2.15% Gross 2.01%
Russell 3000 Utilities Index	20.49%	11.26%	11.34%	6.41%	6/30/95
Morningstar Global Equity Infrastructure Index	11.48%	4.34%	8.01%	4.32%	6/30/95

Sector Concentration
as of December 31, 2016

Telecommunication Services	28.6%
Utility Services	19.8%
Natural Gas Distribution	16.5%
Pipelines	15.1%
Electric Utility	7.9%
Water Utility	2.5%
Money Market Registered Investment Companies	9.1%
Other Assets/Liabilities (Net)	0.5%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	Targa Resources Corp.	5.2%
2.	Qualcomm, Inc.	5.0%
3.	OGE Energy Corp.	4.1%
4.	Macquarie Infrastructure Corp.	4.0%
5.	FedEx Corp.	4.0%
6,	National Grid PLC ADR	3.6%
7.	United Parcel Service, Inc. Class B	3.5%
8.	Corning, Inc.	3.3%
9.	Enterprise Products Partners LP	3.2%
10.	AT&T, Inc.	3.1%

As a percentage of total net assets.

2016 Annual Report | December 31, 2016	Page 15

Growth of $10,000: 12/31/06 - 12/31/16

The Growth of $10,000 chart compares the Infrastructure Fund’s value to the Russell 3000 Utilities Index and Morningstar Global Equity Infrastructure Index, the Fund’s broad-based benchmarks. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 2006 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Infrastructure Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

Page 16	2016 Annual Report | December 31, 2016

Dividend Opportunities Fund

The Dividend Opportunities Fund retail class returned 12.06% for year ending December 31, 2016. The Russell 1000 Value Index returned 17.34% compared to the S&P 500 Index which returned 11.96% in 2016. An overweight to the Materials and Information Technology sectors contributed to performance while an underweight in the Energy sector detracted from the Fund’s performance. Some of the top contributors to the Fund in 2016 were Quad /Graphics, Computer Sciences Corp. and Mentor Graphics Corp. Some of the holdings that were the largest detractors from performance were Abercrombie & Fitch, and underweights to Citigroup and J.P. Morgan Chase relative to the benchmark.

With the exception of late in the first quarter, we held a tactical position in international securities until the end of 2016. In the wake of the U.S. election results, momentum and currency factors in our international model evolved to favor domestic exposure, and as a result we eliminated our tactical international exposure at the end of November. Overall, our international exposure detracted from performance relative to the S&P 500 Index.

We utilized equity index derivatives in the Fund, such as stock index futures to equitize cash positions. Since these derivatives are designed to track a respective stock index, there was no discernable impact to the Fund’s relative performance in 2016.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	Since Inception	Inception Date
Dividend Opportunities Fund Retail Class	12.06%	4.88%	6/30/15
Expense Ratios+: Audited Net 1.26% Gross 1.85%
Russell 1000 Value Index	17.34%	8.80%	6/30/15
S&P 500 Index	11.96%	7.90%	6/30/15

Growth of $10,000: 6/30/15 - 12/31/16

The Growth of $10,000 chart compares the Dividend Opportunities Fund’s value to the Russell 1000 Value Index and the S&P 500 Index, the Fund’s broad-based benchmarks. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from June 30, 2015 to December 31, 2016. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Sector Concentration
as of December 31, 2016

Financials	19.7%
Information Technology	15.0%
Healthcare	9.0%
Industrials	8.6%
Consumer Discretionary	6.5%
Energy	6.2%
Utilities	6.0%
Consumer Staples	5.8%
Materials	5.5%
Real Estate Investment Trust	3.3%
Telecommunication Services	2.2%
Money Market Registered Investment Companies	9.6%
Bank Obligations	0.4%
Other Assets/Liabilities (Net)	2.2%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Top 10 Holdings
as of December 31, 2016

1.	Johnson & Johnson	2.8%
2.	Bank of America Corporation	2.5%
3.	Intel Corp.	2.0%
4.	Philip Morris International, Inc.	1.7%
5.	Merck & Co., Inc.	1.6%
6,	Verizon Communications, Inc.	1.6%
7.	Wal-Mart Stores, Inc.	1.5%
8.	Oracle Corp.	1.4%
9.	Qualcomm, Inc.	1.3%
10.	Morgan Stanley	1.2%

As a percentage of total net assets.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Dividend Opportunities Fund during certain periods shown above. + The Audited Net Expense Ratio is annualized and is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

2016 Annual Report | December 31, 2016	Page 17

Total Return Bond Fund

The Meeder Total Return Bond Fund retail class rose 4.49% in 2016. The Fund’s benchmark, the Bloomberg Barclay’s U.S. Aggregate Bond Index returned 2.65%. The past year contained a number of unexpected turns and twists. As the year began, the Fed initially projected that they might implement as many as four increases in the federal funds overnight lending rate. An unexpected slowdown in China’s economy increased market volatility and oil dropped to just $26 a barrel. Several European countries implemented negative interest rates to try and stimulate demand for risk assets. This caused investors to flock to the safety of U.S. Treasuries. As oil prices stabilized, breadth improved in the market place. At the end of June, the United Kingdom voted to leave the European Union, also known as Brexit. Prior to this, our credit model favored risk-off sectors. As a result we positioned the fund to be more defensive by increasing our allocations to U.S. Treasuries and the portfolio benefitted from this tactical shift.

In the second half of the year, markets showed resilience. Less than two weeks into the third quarter markets rose above pre-Brexit levels, and our models identified improvement in risk-on sectors due to short-term momentum and spread factors. We implemented this view by increasing our below-investment-grade bonds above 30% and allocating 17% to Emerging Market debt. Our duration model continued to favor holding longer-dated U.S. Treasuries. Early in November, we saw signs of deterioration in our fixed income Emerging Market model, as it started to favor domestic positions. By the end of the year, we gradually reduced our holdings in Emerging Market debt to approximately 10%. This reduction was reallocated to investment-grade securities which totaled 46% by the end of 2016, while below investment-grade holdings remained consistent near 32%. The remaining 12% was allocated among U.S. Treasuries. The U.S. Dollar reached its highest level since 2003 during the fourth quarter. The Fed pulled the trigger in what was a highly anticipated and widely expected move of raising the overnight lending rate by 0.25% to the range of 0.50% - 0.75%. It was only the second time that the Federal Open Market Committee has increased the overnight lending rate since June 2006.

While the future always brings a level of uncertainty, we anticipate that the Federal Reserve and the new U.S. Presidential administration will provide many news headlines in 2017. Regardless of what occurs, know that we will continue to follow our time-tested models and apply our disciplined investment process to the management of our investment portfolios.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	Since Inception	Inception Date
Total Return Bond
Fund Retail Class	4.49%	1.21%	2.47%	2.13%	6/30/11
Expense Ratios+: Audited Net 0.88% Gross 1.76%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	2.93%	6/30/11

Sector Concentration
as of December 31, 2016

Registered Investment Companies	96.9%
Money Market Registered Investment Companies	2.9%
Bank Obligations	0.3%
Other Assets/Liabilities (Net)	(0.1%)
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change. The Fund primarily invests in underlying mutual funds. The sector concentration percentages are reflected on a “look through” basis.

Top 10 Holdings
as of December 31, 2016

1.	iShares iBoxx $ High Yield Corporate Bond ETF	15.6%
2.	iShares Core US Aggregate Bond ETF	6.4%
3.	Lord Abbett High Yield Fund - I	5.8%
4.	iShares JPMorgan USD Emerging Markets Bond ETF	5.6%
5.	iShares 7-10 Year Treasury Bond ETF	5.5%
6,	SPDR® Bloomberg Barclays High Yield Bond ETF	5.3%
7.	Prudential Total Return Bond Fund - Z	5.2%
8.	Metropolitan West Total Return Bond Fund - I	5.1%
9.	iShares 3-7 Year Treasury Bond ETF	4.9%
10.	TCW Emerging Markets Income Fund - I	4.7%

As a percentage of total net assets.

Page 18	2016 Annual Report | December 31, 2016

Growth of $10,000: 6/30/11 - 12/31/16

The Growth of $10,000 chart compares the Total Return Bond Fund’s value to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from June 30, 2011 to December 31, 2016. An understanding of the differences between the Fund and this index is important. The index is a hypothetical unmanaged index that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The chart and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Effective October 31, 2016, the Fund offered retail, adviser, and institutional share classes. Period and average annual total returns, expense ratios, and the growth of $10,000 chart only include the retail class of shares. For additional information regarding multiple classes of shares, see Note #1 in the Notes to Financial Statements.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Total Return Bond Fund during certain periods shown above. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

2016 Annual Report | December 31, 2016	Page 19

Prime Money Market Fund

The Money Market  Fund industry  went  through  a few rigorous but exciting changes in 2016. Over the last couple of years the industry has been hard at work retooling in the face of new regulatory requirements introduced  by the U.S. Securities  and Exchange  Commission  (SEC) in 2014. The final compliance date was in October 2016. The new rules were added in order to supplement the objective of safety among money market funds. In addition to changes in the industry, Meeder took the opportunity to bolster its money market lineup. As of October 2016, Meeder began offering two separate money market fund products. The Meeder Prime Money Market Fund, like its predecessor, is a constant net  asset  value  (CNAV) fund offered  only  to natural  persons.  The objective of this fund is to maintain a CNAV at $1.00 per share.

Beyond regulatory  reform,  the Fund enjoyed the presence of elevated yields across investment offerings. This was brought about in late 2015 when the Federal Open Market Committee (FOMC) initially  raised its target short-term interest rate by 25 basis points. This was the first increase in several years which was welcomed by the industry after years of near zero yield investment options. In 2016, the talk of elevating the target rate even higher gave our managers the ability to bring additional value to the portfolios.  In December, the FOMC responded  with  a second interest  rate increase signaling comfort with improving growth prospects of the U.S. economy. In addition to its action, the FOMC alluded to further action if conditions continue to improve. This again provided our managers with an environment ample with opportunities to add value to the portfolio.

Despite the change in monetary policy, there was not a significant change  with the  Fund’s investment  strategy.  Historically,  the  Fund has maintained ample liquidity in an effort to provide safety first. The liquidity has also been a solid tool for taking advantage of investment opportunities when they arise. With elevated interest rates throughout 2016, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders.

During the year the portfolio management team targeted a stable weighted average maturity. At this time we believe the FOMC is potentially pushing ahead with more interest rate increases. However, we anticipate the path and timeline to be more drawn out versus historical interest rate cycles. Our sector allocation favored an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities were abundant to replenish our position in short-term investment grade corporate debt without adding undo risk.

As  we completed 2016,  our  belief  was that  the  Fund should  be positioned to maintain  strong performance into 2017.  In the event additional  interest  rate  increases  are  triggered  by  the  FOMC, we believe the portfolio is positioned to perform in this environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Meeder Prime Money Market Fund	0.29%	0.14%	0.12%	0.90%	3/27/85
Expense Ratios+: Audited Net 0.32% Gross 0.58%
7-day Current Yield: 0.42%
Lipper Average General Purpose Money Market Fund	0.13%	0.05%	0.04%	0.75%	3/27/85

Annual Returns: 2007 - 2016

Sector Concentration
as of December 31, 2016

Commercial Paper	37.2%
Money Market Registered Investment Companies	34.1%
Repurchase Agreements	19.1%
U.S. Government Agency Obligations	4.4%
Certificates of Deposit	3.3%
Corporate Obligations	1.5%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%

As a percentage  of total net assets. Concentrations are subject to change.

Top 10 Holdings
as of December 31, 2016

1.	Fidelity Prime Institutional Money Market Portfolio, 0.83%	31.3%
2.	Int'l FCStone Repo, 0.62%, 1/3/2017	19.1%
3.	Natixis SA/New York, NY, 1.31%, 6/30/2017	2.8%
4.	BNP Paribas SA/New York, NY, 0.75%, 2/1/2017	2.7%
5.	Morgan Stanley Government Institutional Fund, 0.44%	2.7%
6.	JP Morgan Securities LLC, 0.67%, 1/10/2017	1.4%
7.	JP Morgan Securities LLC, 0.75%, 1/27/2017	1.4%
8.	Canadian Imperial Holdings, Inc., 0.77%, 2/3/2017	1.4%
9.	Swedbank AB, 0.92%, 2/16/2017	1.4%
10.	Credit Suisse AG/New York, NY, 1.25%, 4/17/2017	1.4%

As a percentage of total net assets.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Prime Money Market Fund during certain periods shown above. Investments in the Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Prime Money Market Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the one year period ended 12/31/16, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

Page 20	2016 Annual Report | December 31, 2016

Institutional Prime Money Market Fund

The Money Market  Fund industry  went  through  a few rigorous but exciting changes in 2016. Over the last couple of years the industry has been hard at work retooling in the face of new regulatory requirements introduced  by the U.S. Securities  and Exchange  Commission  (SEC) in 2014. The final compliance date was in October 2016. The new rules were added in order to supplement the objective of safety among money market funds. In addition to changes in the industry, Meeder took the opportunity to bolster its money market lineup. As of October 2016, Meeder began offering two separate money market fund products. The Meeder Institutional Prime Money Market Fund is a new fund which offers  a floating  net asset  value  (FNAV). A FNAV fund  is characterized by a net asset value which could float above or below $1.00 per share.

Beyond regulatory reform, the Fund enjoyed the presence of elevated yields across investment  offerings. This was  brought  about in late 2015 when the Federal Open Market Committee (FOMC) initially raised its target short-term  interest rate by 25 basis points. This was the first increase in several years which was welcomed by the industry after years of near zero yield investment options. In 2016, the talk of elevating the target rate even higher gave our managers the ability to bring  additional value to the  portfolios.  In December,  the  FOMC responded  with a second interest rate increase signaling comfort with improving growth prospects of the U.S. economy. In addition to its action, the FOMC alluded  to further  action if conditions continue to improve. This again provided our managers with an environment ample with opportunities to add value to the portfolio.

Despite the change in monetary policy, there was not a significant change  with the  Fund’s investment  strategy.  Historically,  the  Fund has maintained ample liquidity in an effort to provide safety first. The liquidity has also been a solid tool for taking advantage of investment opportunities when they arise. With elevated interest rates throughout 2016, the portfolio management team was afforded an expanded array of investment options with which to add value for shareholders.

During the year the portfolio management team targeted a stable weighted  average  maturity.  At  this time we believe  the  FOMC is potentially pushing ahead with more interest rate increases. However, we anticipate  the path and timeline  to be more drawn  out versus historical interest rate cycles. Our sector allocation favored an overweight in high-quality liquid investments. Although with the boost in interest rates, opportunities were abundant to replenish our position in short-term  investment grade corporate debt without  adding undo risk.

As  we completed 2016,  our  belief  was that  the  Fund should  be positioned to maintain  strong performance into 2017.  In the event additional  interest  rate  increases  are  triggered  by  the  FOMC, we believe the portfolio is positioned to perform in this environment. As we continuously monitor the markets and our strategy, we will remain vigilant and act in the best interests of our shareholders.

Period & Average Annual Total Returns as of
December 31, 2016 (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Inception Date
Meeder Institutional Prime Money Market Fund	0.38%	0.20%	0.18%	0.99%	10/7/16
Expense Ratios+: Audited Net 0.24% Gross 0.90%
7-day Current Yield: 0.64%
Lipper Average General Purpose Money Market Fund	0.13%	0.05%	0.04%	0.75%	10/7/16

Sector Concentration
as of December 31, 2016

Money Market Registered Investment Companies	46.3%
Commercial Paper	36.7%
Repurchase Agreements	9.6%
Certificates of Deposit	3.4%
U.S. Government Agency Obligations	2.9%
Corporate Obligations	0.9%
Other Assets/Liabilities (Net)	0.2%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Top 10 Holdings
as of December 31, 2016

1.	Fidelity Prime Institutional Money Market Portfolio, 0.83%	45.6%
2.	Int'l FCStone Repo, 0.62%, 1/3/2017	9.6%
3.	Prudential Funding, 0.50%, 1/3/2017	2.5%
4.	Natixis SA/New York, NY, 0.68%, 1/3/2017	2.5%
5.	Canadian Imperial Holdings, Inc., 0.77%, 2/3/2017	2.3%
6.	BNP Paribas SA/New York, NY, 0.75%, 2/1/2017	1.6%
7.	Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY, 1.37%, 9/15/2017	1.5%
8.	Abbey National Treasury Services PLC/Stamford, CT, 1.05%, 4/24/2017	1.3%
9.	Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY, 0.78%, 2/28/2017	1.0%
10.	Credit Agricole Corporate and Investment Bank/New York, 1.24%, 6/21/2017	1.0%

As a percentage of total net assets.

2016 Annual Report | December 31, 2016	Page 21

Annual Returns: 2007 - 2016

The Fund’s performance prior to October 7, 2016 reflects the performance of the Meeder Money Market  Fund, a predecessor fund managed equivalently to the Institutional Prime Money Market Fund.

Effective October 7, 2016, the Institutional Prime Money Market Fund was launched as a result of money market fund reform. Performance reflected in the chart and table includes the historical performance of the Institutional Class of the Meeder Money Market Fund. The Meeder Money Market Fund became a retail money market fund effective October 7, 2016, of which institutional shareholders can no longer invest.

Management fees and/or expenses were voluntarily waived and/or reimbursed in order to reduce the operating expenses of the Institutional Prime Money Market Fund during certain periods shown above. Investments in the Institutional Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. It is possible to lose money by investing in the Institutional Prime Money Market Fund. + The Audited Net Expense Ratio is based on average daily net assets and reflects actual expenses of the Fund paid over the period from October 7, 2016 through December 31, 2016, including the effect of expense waivers and reimbursements. This ratio may increase or decrease depending on fluctuations  in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets as shown in the most current Fund Prospectus. Please see additional disclosures on page 25.

Page 22	2016 Annual Report | December 31, 2016

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2016 to December 31, 2016.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON  PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (6/30/16)	Ending Account Value (12/31/16)	Expenses Paid During Period[1] (6/30/16 - 12/31/16)	Expense Ratio[2] (Annualized)
Muirfield Fund - Retail Class	Actual	$1,000.00	$1,058.90	$7.09	1.37%
	Hypothetical	1,000.00	1,018.25	6.95	1.37%
Infrastructure Fund - Retail Class	Actual	1,000.00	1,028.70	11.17	2.19%
	Hypothetical	1,000.00	1,014.13	11.09	2.19%
Quantex Fund - Retail Class	Actual	1,000.00	1,124.50	8.01	1.50%
	Hypothetical	1,000.00	1,017.60	7.61	1.50%
Dynamic Growth Fund - Retail Class	Actual	1,000.00	1,059.40	7.51	1.45%
	Hypothetical	1,000.00	1,017.85	7.35	1.45%
Aggressive Growth Fund - Retail Class	Actual	1,000.00	1,095.10	8.48	1.61%
	Hypothetical	1,000.00	1,017.04	8.16	1.61%
Balanced Fund - Retail Class	Actual	1,000.00	1,036.40	7.47	1.46%
	Hypothetical	1,000.00	1,017.80	7.41	1.46%
Global Opportunities Fund - Retail Class	Actual	1,000.00	1,047.70	7.41	1.44%
	Hypothetical	1,000.00	1,017.90	7.30	1.44%
Spectrum Fund - Retail Class	Actual	1,000.00	1,070.80	10.62	2.04%
	Hypothetical	1,000.00	1,014.88	10.33	2.04%
Dividend Opportunities Fund - Retail Class	Actual	1,000.00	1,081.60	8.48	1.62%
	Hypothetical	1,000.00	1,016.99	8.21	1.62%
Total Return Bond Fund - Retail Class	Actual	1,000.00	997.50	4.87	0.97%
	Hypothetical	1,000.00	1,020.26	4.93	0.97%
Prime Money Market Fund	Actual	1,000.00	1,001.50	1.96	0.39%
	Hypothetical	1,000.00	1,024.18	1.98	0.39%
Institutional Prime Money Market Fund	Actual	1,000.00	1,002.10	1.21	0.24%
	Hypothetical	1,000.00	1,023.93	1.22	0.24%
Muirfield Fund - Adviser Class	Actual	1,000.00	1,060.20	5.33	1.03%
	Hypothetical	1,000.00	1,019.96	5.23	1.03%
Infrastructure Fund - Adviser Class	Actual	1,000.00	1,029.50	13.16	2.58%
	Hypothetical	1,000.00	1,012.17	13.05	2.58%
Quantex Fund - Adviser Class	Actual	1,000.00	1,125.30	8.60	1.61%
	Hypothetical	1,000.00	1,017.04	8.16	1.61%

2016 Annual Report | December 31, 2016	Page 23

		Beginning Account Value (6/30/16)	Ending Account Value (12/31/16)	Expenses Paid During Period[1] (6/30/16 - 12/31/16)	Expense Ratio[2] (Annualized)
Dynamic Growth Fund - Adviser Class	Actual	1,000.00	1,060.60	6.73	1.30%
	Hypothetical	1,000.00	1,018.60	6.60	1.30%
Aggressive Growth Fund - Adviser Class	Actual	1,000.00	1,096.50	7.06	1.34%
	Hypothetical	1,000.00	1,018.40	6.80	1.34%
Balanced Fund - Adviser Class	Actual	1,000.00	1,036.50	5.68	1.11%
	Hypothetical	1,000.00	1,019.56	5.63	1.11%
Global Opportunities Fund - Adviser Class	Actual	1,000.00	1,049.00	7.06	1.37%
	Hypothetical	1,000.00	1,018.25	6.95	1.37%
Spectrum Fund - Adviser Class	Actual	1,000.00	1,071.70	11.82	2.27%
	Hypothetical	1,000.00	1,013.72	11.49	2.27%
Dividend Opportunities Fund - Adviser Class	Actual	1,000.00	1,082.40	6.65	1.27%
	Hypothetical	1,000.00	1,018.75	6.44	1.27%
Total Return Bond Fund - Adviser Class	Actual	1,000.00	998.40	2.61	0.52%
	Hypothetical	1,000.00	1,022.52	2.64	0.52%
Muirfield Fund - Institutional Class	Actual	1,000.00	1,060.70	5.23	1.01%
	Hypothetical	1,000.00	1,020.06	5.13	1.01%
Infrastructure Fund - Institutional Class	Actual	1,000.00	1,029.40	13.47	2.64%
	Hypothetical	1,000.00	1,011.86	13.35	2.64%
Quantex Fund - Institutional Class	Actual	1,000.00	1,125.30	8.60	1.61%
	Hypothetical	1,000.00	1,017.04	8.16	1.61%
Dynamic Growth Fund - Institutional Class	Actual	1,000.00	1,059.60	6.63	1.28%
	Hypothetical	1,000.00	1,018.70	6.50	1.28%
Aggressive Growth Fund - Institutional Class	Actual	1,000.00	1,096.20	7.17	1.36%
	Hypothetical	1,000.00	1,018.30	6.90	1.36%
Balanced Fund - Institutional Class	Actual	1,000.00	1,037.10	5.79	1.13%
	Hypothetical	1,000.00	1,019.46	5.74	1.13%
Global Opportunities Fund - Institutional Class	Actual	1,000.00	1,048.90	7.16	1.39%
	Hypothetical	1,000.00	1,018.15	7.05	1.39%
Spectrum Fund - Institutional Class	Actual	1,000.00	1,072.10	11.72	2.25%
	Hypothetical	1,000.00	1,013.83	11.39	2.25%
Dividend Opportunities Fund - Institutional Class	Actual	1,000.00	1,082.40	6.96	1.33%
	Hypothetical	1,000.00	1,018.45	6.75	1.33%
Total Return Bond Fund - Institutional Class	Actual	1,000.00	998.10	2.61	0.52%
	Hypothetical	1,000.00	1,022.52	2.64	0.52%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period by 184/366 (to reflect the total number of days in the six-month period).
[2]	Does not include the effects of acquired fund fees and expenses.

Page 24	2016 Annual Report | December 31, 2016

Disclosures

Meeder Funds
Investment performance assumes reinvestment of all dividend and capital gain distributions. Returns for less than one year are not annualized. Performance data reflects contractual and voluntary fee waivers, without which performance would have been lower. For the Quantex Fund, the adviser has agreed to waive fees or reimburse expenses until October 15, 2017. The agreement may be terminated annually by the adviser on its renewal date. For additional information, refer to the current prospectus.

Meeder Money Market Funds
You could lose money by investing in the Meeder Money Market Funds. Although the Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee to do so. The Funds may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Funds’ liquidity falls below required minimums because of market conditions or other factors. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The 7-day Current Yield is the current annualized net yield of the fund if dividends are not reinvested. Current Yield reflects any applicable fee waivers or expense reimbursements. Without such waivers, the yield would have been lower. The 7-day Current Yield more closely reflects the current earnings of the fund than total return.

Fund Benchmarks

Blended Index1  is a custom index comprised of 60% of the S&P 500 Index and 40% of the 90 day Treasury Bill Index.

Blended Index2   is a custom index comprised  of 42% of the S&P 500 Index, 30% of Barclays U.S. Aggregate Bond Index and 28% of the average 90-Day Treasury Bill Index.

Blended Index3  is a custom index comprised of 25% of the S&P 500 Index, 20% of the S&P 400 Mid-Cap Index, 15% MSCI Emerging Market Index, 15% of the MSCI EAFE Index,  10%  of the Russell  2000  Index,  7.5%  of the S&P GSCI Index,  and 7.5%  Dow  Jones  U.S. Select  REIT Index.

Blended Index4  is a custom index comprised of 34% of the MSCI EAFE Index,  22%  of the S&P 500 Index, 12% of the S&P Mid-Cap 400 Index, 11% of the MSCI Emerging  Market  Index, 7% of the Dow Jones U.S. Select REIT Index, 7% of the Russell  2000  Index and 7% of the S&P GSCI Index.

Blended Index5  consists of 50% Russell 2000 Index and 50% S&P Mid-Cap 400 Index.

2016 Annual Report | December 31, 2016	Page 25

2016 Annual Report
Fund Holdings & Financial Statements

Schedule of Investments
December 31, 2016

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 71.6%
Consumer Discretionary — 6.1%
Amazon.com, Inc. (2)	4,638	3,477,897
Bed Bath & Beyond, Inc.	8,639	351,089
Best Buy Co., Inc.	22,518	960,843
Bloomin’ Brands, Inc.	3,943	71,092
Brinker International, Inc.	4,870	241,211
CBS Corp.	1,273	80,988
Comcast Corp.	37,427	2,584,334
Cooper-Standard Holdings, Inc. (2)	103	10,648
Darden Restaurants, Inc.	924	67,193
Dick’s Sporting Goods, Inc.	6,109	324,388
Domino’s Pizza, Inc.	2,396	381,539
DR Horton, Inc.	27,582	753,816
Ford Motor Co.	41,830	507,398
Gap, Inc./The	16,975	380,919
General Motors Co.	48,063	1,674,515
Goodyear Tire & Rubber Co./The	5,797	178,953
H&R Block, Inc.	2,636	60,602
Harman International Industries, Inc.	916	101,823
Home Depot, Inc./The	13,116	1,758,593
HSN, Inc.	1,659	56,904
ILG, Inc.	18,189	330,494
International Game Technology PLC	9,642	246,064
Kohl’s Corp.	6,815	336,525
Las Vegas Sands Corp.	19,645	1,049,239
Liberty Media Corp-Liberty SiriusXM (2)	3,393	117,126
Lions Gate Entertainment Corp. (2)	665	16,319
Macy’s, Inc.	21,218	759,817
Marriott International, Inc./MD	1,278	105,665
Michael Kors Holdings, Ltd. (2)	11,315	486,319
Michaels Cos., Inc./The (2)	9,589	196,095
Nordstrom, Inc. (3)	10,391	498,041
Priceline Group, Inc./The (2)	643	942,677
PVH Corp.	2,360	212,966
Regal Entertainment Group	6,215	128,029
Sally Beauty Holdings, Inc. (2)	791	20,898
Scripps Networks Interactive, Inc.	1,532	109,339
Staples, Inc.	23,342	211,245
Tenneco, Inc. (2)	1,726	107,823
Time Warner, Inc.	32,585	3,145,429
Tupperware Brands Corp.	4,142	217,952
Urban Outfitters, Inc. (2)	2,176	61,972
Viacom, Inc.	455	15,971
Whirlpool Corp.	2,440	443,519
		23,784,269
Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Consumer Staples — 6.1%
Altria Group, Inc.	57,260	3,871,921
Archer-Daniels-Midland Co.	21,342	974,262
Bunge, Ltd.	260	18,782
Dean Foods Co.	6,290	136,996
Herbalife, Ltd. (2)	5,771	277,816
Kroger Co./The	57,405	1,981,047
Nu Skin Enterprises, Inc.	2,672	127,668
PepsiCo, Inc.	39,217	4,103,275
Philip Morris International, Inc.	43,678	3,996,100
Procter & Gamble Co./The	13,805	1,160,724
Reynolds American, Inc.	17,124	959,629
Sysco Corp.	12,452	689,467
Tyson Foods, Inc.	36,296	2,238,737
US Foods Holding Corp. (2)	304	8,354
Wal-Mart Stores, Inc.	49,496	3,421,164
		23,965,942

Energy — 5.0%
Anadarko Petroleum Corp.	12,669	883,409
Apache Corp.	6,102	387,294
Chesapeake Energy Corp. (2)	12,859	90,270
Chevron Corp.	10,117	1,190,771
Continental Resources, Inc./OK (2)	3,641	187,657
Devon Energy Corp.	40,775	1,862,194
Ensco PLC	2,504	24,339
EOG Resources, Inc.	26,985	2,728,184
Exxon Mobil Corp.	58,886	5,315,049
FMC Technologies, Inc. (2)	6,943	246,685
Kinder Morgan, Inc./DE	39,433	816,657
Laredo Petroleum, Inc. (2)	1,289	18,226
Marathon Oil Corp.	7,204	124,701
Marathon Petroleum Corp.	22,321	1,123,862
Nabors Industries, Ltd.	2,448	40,147
Noble Energy, Inc.	1,842	70,107
Oceaneering International, Inc.	4,651	131,205
QEP Resources, Inc. (2)	3,018	55,561
Rice Energy, Inc. (2)	168	3,587
Schlumberger, Ltd.	15,185	1,274,781
SM Energy Co.	1,064	36,687
Southwestern Energy Co. (2)	8,893	96,222
Spectra Energy Corp.	28,965	1,190,172
Targa Resources Corp.	229	12,840
Tesoro Corp.	3,103	271,357
Transocean, Ltd. (2)	1,573	23,186
Valero Energy Corp.	21,962	1,500,444

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 27

Schedule of Investments
December 31, 2016

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
WPX Energy, Inc. (2)	3,394	49,451
		19,755,045

Financials — 12.8%
Aflac, Inc.	35,837	2,494,255
Allstate Corp./The	33,573	2,488,431
Ally Financial, Inc.	9,771	185,844
Aon PLC	10,715	1,195,044
Assured Guaranty, Ltd.	927	35,013
Bank of America Corp.	220,545	4,874,045
BB&T Corp.	55,432	2,606,413
Berkshire Hathaway, Inc. (2)	10,237	1,668,426
Capital One Financial Corp.	7,148	623,592
Chimera Investment Corp.	15,686	266,976
Citizens Financial Group, Inc.	4,134	147,294
Essent Group, Ltd. (2)	5,717	185,059
Everest Re Group, Ltd.	1,846	399,474
Fifth Third Bancorp	84,212	2,271,198
FNB Corp./PA	7,465	119,664
Invesco Mortgage Capital, Inc.	6,895	100,667
JPMorgan Chase & Co.	62,487	5,392,002
Lazard, Ltd.	4,450	182,851
Lincoln National Corp.	769	50,962
LPL Financial Holdings, Inc.	651	22,922
Marsh & McLennan Cos., Inc.	28,541	1,929,086
MetLife, Inc.	21,217	1,143,384
MFA Financial, Inc.	11,364	86,707
MGIC Investment Corp. (2)	12,021	122,494
Morgan Stanley	67,746	2,862,269
Navient Corp.	14,739	242,162
Popular, Inc.	3,935	172,432
Principal Financial Group, Inc.	18,540	1,072,724
Progressive Corp./The	7,759	275,445
Prudential Financial, Inc.	25,720	2,676,423
Regions Financial Corp.	71,791	1,030,919
Reinsurance Group of America, Inc.	12,047	1,515,874
S&P Global, Inc.	21,780	2,342,221
Santander Consumer USA Holdings, Inc. (2)	2,449	33,062
Selective Insurance Group, Inc.	5,677	244,395
Synchrony Financial	68,260	2,475,790
TCF Financial Corp.	26,470	518,547
Unum Group	7,799	342,610
US Bancorp	61,860	3,177,748
Voya Financial, Inc.	473	18,551
Wells Fargo & Co.	45,735	2,520,456
		50,113,431

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Healthcare — 10.6%
AbbVie, Inc.	37,464	2,345,996
Aetna, Inc.	2,603	322,798
Agilent Technologies, Inc.	18,682	851,152
Alere, Inc. (2)	1,124	43,802
Allscripts Healthcare Solutions, Inc. (2)	1,640	16,744
AmerisourceBergen Corp.	12,418	970,963
Amgen, Inc.	12,184	1,781,423
Baxter International, Inc.	43,376	1,923,292
Biogen, Inc. (2)	3,619	1,026,276
Bruker Corp.	496	10,505
Cardinal Health, Inc.	8,870	638,374
Charles River Laboratories International, Inc. (2)	2,586	197,027
Cigna Corp.	2,291	305,596
CR Bard, Inc.	60	13,480
Endo International PLC (2)	1,651	27,192
Express Scripts Holding Co. (2)	2,301	158,286
Gilead Sciences, Inc.	30,254	2,166,489
HCA Holdings, Inc. (2)	32,947	2,438,737
Hill-Rom Holdings, Inc.	4,549	255,381
HMS Holdings Corp. (2)	3,966	72,023
Hologic, Inc. (2)	4,717	189,246
Humana, Inc.	379	77,327
IDEXX Laboratories, Inc. (2)	7,898	926,198
Ionis Pharmaceuticals, Inc. (2)	1,051	50,269
Johnson & Johnson	42,339	4,877,875
LifePoint Health, Inc. (2)	806	45,781
Mallinckrodt PLC (2)	3,610	179,850
Masimo Corp. (2)	4,424	298,178
Medtronic PLC	31,683	2,256,780
Merck & Co., Inc.	51,765	3,047,406
Mettler-Toledo International, Inc. (2)	374	156,541
Pfizer, Inc.	71,225	2,313,388
Premier, Inc. (2)	1,468	44,568
QIAGEN NV (2)	1,910	53,518
Quest Diagnostics, Inc.	10,144	932,234
Quintiles IMS Holdings, Inc. (2)	8,418	640,189
Seattle Genetics, Inc. (2)	3,183	167,967
St Jude Medical, Inc.	30,537	2,448,762
Stryker Corp.	3,125	374,406
Tenet Healthcare Corp. (2)	1,869	27,736
Thermo Fisher Scientific, Inc.	14,557	2,053,993
United Therapeutics Corp. (2)	3,190	457,542
UnitedHealth Group, Inc.	22,165	3,547,287
VWR Corp. (2)	7,508	187,925
WellCare Health Plans, Inc. (2)	1,804	247,292

The accompanying notes are an integral part of these financial statements.

Page 28	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Zoetis, Inc.	10,023	536,531
		41,704,325

Industrials — 6.5%
AECOM (2)	1,157	42,069
American Airlines Group, Inc.	24,170	1,128,497
Arconic, Inc.	5,435	100,765
Avis Budget Group, Inc. (2)	2,365	86,748
Barnes Group, Inc.	1,365	64,728
Boeing Co./The	21,448	3,339,024
Brink’s Co./The	2,076	85,635
Carlisle Cos., Inc.	1,986	219,036
Crane Co.	3,865	278,744
Cummins, Inc.	9,497	1,297,955
Dun & Bradstreet Corp./The	2,431	294,929
Eaton Corp. PLC	37,189	2,495,010
EnerSys	1,874	146,359
Fortive Corp.	21,481	1,152,026
HD Supply Holdings, Inc. (2)	5,720	243,157
Honeywell International, Inc.	25,305	2,931,584
Huntington Ingalls Industries, Inc.	2,624	483,315
Illinois Tool Works, Inc.	20,312	2,487,408
Jacobs Engineering Group, Inc. (2)	1,944	110,808
Landstar System, Inc.	4,047	345,209
Lockheed Martin Corp.	1,322	330,421
ManpowerGroup, Inc.	2,896	257,368
Masco Corp.	2,651	83,825
MSC Industrial Direct Co., Inc.	1,038	95,901
Parker-Hannifin Corp.	5,442	761,880
Pitney Bowes, Inc.	12,247	186,032
Regal Beloit Corp.	2,536	175,618
Rockwell Automation, Inc.	1,249	167,866
Ryder System, Inc.	1,259	93,720
Spirit AeroSystems Holdings, Inc.	9,128	532,619
Terex Corp.	315	9,932
Trinity Industries, Inc.	6,487	180,079
Union Pacific Corp.	18,441	1,911,963
United Continental Holdings, Inc. (2)	16,351	1,191,661
United Parcel Service, Inc.	12,942	1,483,671
United Rentals, Inc. (2)	2,502	264,161
Universal Forest Products, Inc.	502	51,294
WESCO International, Inc. (2)	1,469	97,762
West Corp.	7,165	177,405
		25,386,184

Information Technology — 17.1%
Accenture PLC	23,690	2,774,810
Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Alphabet, Inc. - Class C (2)	6,555	5,059,280
Amkor Technology, Inc. (2)	9,746	102,820
Apple, Inc.	72,434	8,389,305
Applied Materials, Inc.	79,750	2,573,533
ARRIS International PLC (2)	6,561	197,683
Booz Allen Hamilton Holding Corp.	5,758	207,691
Brocade Communications Systems, Inc.	5,206	65,023
CA, Inc.	54,305	1,725,270
Cadence Design Systems, Inc. (2)	24,740	623,943
CDK Global, Inc.	4,390	262,039
Cisco Systems, Inc.	124,367	3,758,371
Citrix Systems, Inc. (2)	9,381	837,817
Computer Sciences Corp.	6,225	369,890
CSRA, Inc.	3,522	112,140
Dell Technologies, Inc. Class V (2)	14,941	821,307
eBay, Inc. (2)	85,703	2,544,522
Electronic Arts, Inc. (2)	11,038	869,353
F5 Networks, Inc. (2)	2,389	345,736
Facebook, Inc. (2)	9,082	1,044,884
Harris Corp.	2,107	215,904
Hewlett Packard Enterprise Co.	111,962	2,590,801
HP, Inc.	97,151	1,441,721
Intel Corp.	81,580	2,958,907
International Business Machines Corp.	24,223	4,020,776
Intuit, Inc.	20,796	2,383,430
Jabil Circuit, Inc.	5,913	139,961
Keysight Technologies, Inc. (2)	4,916	179,778
KLA-Tencor Corp.	643	50,591
Linear Technology Corp.	8,542	532,594
Mastercard, Inc.	1,037	107,070
Maxim Integrated Products, Inc.	31	1,196
Micron Technology, Inc. (2)	3,672	80,490
Microsoft Corp.	114,641	7,123,792
Motorola Solutions, Inc.	1,231	102,038
NCR Corp. (2)	1,237	50,173
NetApp, Inc.	14,243	502,351
Nuance Communications, Inc. (2)	144	2,146
ON Semiconductor Corp. (2)	17,286	220,569
Oracle Corp.	92,084	3,540,630
QUALCOMM, Inc.	33,262	2,168,682
Sanmina Corp. (2)	6,290	230,529
Science Applications International Corp.	1,403	118,974
Semtech Corp. (2)	3,735	117,839
Skyworks Solutions, Inc.	67	5,002
SunPower Corp. (2)(3)	3,290	21,747
Symantec Corp.	33,784	807,100
Synopsys, Inc. (2)	12,494	735,397

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 29

Schedule of Investments
December 31, 2016

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Texas Instruments, Inc.	40,868	2,982,138
Travelport Worldwide, Ltd.	10,660	150,306
Versum Materials, Inc. (2)	6,587	184,897
Western Digital Corp.	283	19,230
Xerox Corp.	52,451	457,897
		66,930,073

Materials — 1.5%
Eastman Chemical Co.	1,797	135,152
Freeport-McMoRan, Inc. (2)	19,893	262,389
Graphic Packaging Holding Co.	1,237	15,438
Huntsman Corp.	2,695	51,421
International Paper Co.	27,298	1,448,432
LyondellBasell Industries NV	28,407	2,436,752
Newmont Mining Corp.	17,105	582,767
Nucor Corp.	8,017	477,172
Owens-Illinois, Inc. (2)	1,258	21,902
Packaging Corp of America	1,181	100,172
Reliance Steel & Aluminum Co.	2,964	235,757
Steel Dynamics, Inc.	7,717	274,571
United States Steel Corp.	192	6,338
		6,048,263

Real Estate Investment Trust — 1.4%
CBL & Associates Properties, Inc.	6,477	74,486
CBRE Group, Inc. (2)	26,595	837,477
Communications Sales & Leasing, Inc.	8,633	219,365
CoreCivic, Inc.	1,524	37,277
Corporate Office Properties Trust	9,870	308,141
Duke Realty Corp.	883	23,452
EPR Properties	1,475	105,861
Gaming and Leisure Properties, Inc.	33,574	1,028,036
Highwoods Properties, Inc.	5,731	292,338
Hospitality Properties Trust	31,723	1,006,888
Jones Lang LaSalle, Inc.	301	30,413
Lamar Advertising Co.	2,401	161,443
Liberty Property Trust	963	38,039
NorthStar Realty Finance Corp.	4,188	63,448
Senior Housing Properties Trust	2,790	52,815
Tanger Factory Outlet Centers, Inc.	1,228	43,938
VEREIT, Inc.	16,401	138,752
Weyerhaeuser Co.	28,735	864,636
		5,326,805
Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Telecommunication Services — 2.2%
AT&T, Inc.	69,672	2,963,150
CenturyLink, Inc.	6,364	151,336
Telephone & Data Systems, Inc.	14,746	425,717
Verizon Communications, Inc.	93,474	4,989,642
		8,529,845
Utilities — 2.3%
AES Corp./VA	29,918	347,647
American Electric Power Co., Inc.	1,151	72,467
CenterPoint Energy, Inc.	50,725	1,249,864
Edison International	6,720	483,773
Exelon Corp.	71,844	2,549,744
FirstEnergy Corp.	50,034	1,549,553
MDU Resources Group, Inc.	1,487	42,781
NiSource, Inc.	18,200	402,948
OGE Energy Corp.	6,426	214,950
Portland General Electric Co.	12,154	526,633
Public Service Enterprise Group, Inc.	800	35,104
Southwest Gas Holdings, Inc.	3,263	250,011
UGI Corp.	24,811	1,143,291
Westar Energy, Inc.	3,140	176,939
		9,045,705

Total Common Stocks (Cost $269,573,415)		280,589,887

Registered Investment Companies — 3.6%
iShares Russell 2000 Value ETF (8)	117,502	13,975,688
Total Registered Investment Companies (Cost $11,630,705)		13,975,688

Money Market Registered Investment Companies — 24.1%
Morgan Stanley Government
Institutional Fund, 0.44% (4)	515,537	515,537
Meeder Institutional Prime Money
Market Fund 0.64% (5)	93,982,867	93,992,266
Total Money Market Registered Investment Companies (Cost $94,504,624)		94,507,803

The accompanying notes are an integral part of these financial statements.

Page 30	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Muirfield Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Bank Obligations — 0.2%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (6)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (6)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (6)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000
Total Investments — 99.5% (Cost $376,455,744) (1)		389,820,378
Other Assets less Liabilities — 0.5%		1,995,788
Total Net Assets — 100.0%		391,816,166

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	5,183	53,592
Meeder Balanced Fund	2,754	29,578
Meeder Dynamic Growth Fund	1,878	18,254
Meeder Muirfield Fund	7,062	47,951
Meeder Quantex Fund	4,161	138,811
Meeder Infrastructure Fund	807	17,205
Total Trustee Deferred Compensation (Cost $234,920)		305,391
Muirfield Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $68,204,100	610	(537,522)
Total Futures Contracts	610	(537,522)

(1)	Cost for federal income tax purposes of $379,358,476 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$18,424,458
Unrealized depreciation	(8,500,079)
Net unrealized appreciation (depreciation)	$9,924,379

(2)	Represents non-income producing securities.
(3)	All or a portion of this security is on loan.
(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.
(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.
(6)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.
(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 31

Schedule of Investments
December 31, 2016

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 85.0%
Consumer Discretionary — 8.0%
Amazon.com, Inc. (2)	1,762	1,321,271
Aramark	564	20,146
Bed Bath & Beyond, Inc.	1,760	71,526
Best Buy Co., Inc.	7,779	331,930
Brinker International, Inc.	1,521	75,335
Comcast Corp.	13,792	952,338
Cooper-Standard Holdings, Inc. (2)	308	31,841
Dick’s Sporting Goods, Inc.	805	42,746
Dillard’s, Inc.	85	5,329
Domino’s Pizza, Inc.	597	95,066
DR Horton, Inc.	13,296	363,380
Ford Motor Co.	13,474	163,440
Gap, Inc./The	5,562	124,811
General Motors Co.	23,427	816,197
Goodyear Tire & Rubber Co./The	2,492	76,928
H&R Block, Inc.	1,271	29,220
Harman International Industries, Inc.	329	36,572
Home Depot, Inc./The	5,517	739,719
International Game Technology PLC	3,558	90,800
Interpublic Group of Cos., Inc./The	90	2,107
Kohl’s Corp.	2,271	112,142
Las Vegas Sands Corp.	15,125	807,826
Lions Gate Entertainment Corp. (2)	721	17,693
Macy’s, Inc.	9,949	356,274
Marriott International, Inc./MD	6,926	572,642
Michael Kors Holdings, Ltd. (2)	3,344	143,725
Michaels Cos., Inc./The (2)	4,260	87,117
Nordstrom, Inc.	3,430	164,400
Priceline Group, Inc./The (2)	92	134,878
PVH Corp.	1,176	106,122
Regal Entertainment Group	2,057	42,374
Sally Beauty Holdings, Inc. (2)	813	21,479
Scripps Networks Interactive, Inc.	936	66,802
Staples, Inc.	6,428	58,173
Tenneco, Inc. (2)	708	44,229
Time Warner, Inc.	11,676	1,127,083
TRI Pointe Group, Inc. (2)	4,035	46,322
Tupperware Brands Corp.	1,422	74,826
Urban Outfitters, Inc. (2)	603	17,173
Whirlpool Corp.	438	79,615
		9,471,597

Consumer Staples — 6.0%
Altria Group, Inc.	19,912	1,346,449
Archer-Daniels-Midland Co.	10,727	489,688
Herbalife, Ltd. (2)	924	44,481
Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Ingredion, Inc.	70	8,747
Kroger Co./The	16,469	568,345
Nu Skin Enterprises, Inc.	775	37,030
PepsiCo, Inc.	14,003	1,465,134
Philip Morris International, Inc.	14,912	1,364,299
Sysco Corp.	206	11,406
Tyson Foods, Inc.	12,061	743,922
Wal-Mart Stores, Inc.	15,108	1,044,265
		7,123,766

Energy — 6.1%
Anadarko Petroleum Corp.	1,824	127,188
Apache Corp.	83	5,268
Chesapeake Energy Corp. (2)	5,331	37,424
Chevron Corp.	4,307	506,934
Devon Energy Corp.	16,941	773,695
Ensco PLC	652	6,337
EOG Resources, Inc.	9,834	994,217
Exxon Mobil Corp.	20,442	1,845,095
FMC Technologies, Inc. (2)	1,628	57,843
Kinder Morgan, Inc./DE	29,067	601,978
Marathon Oil Corp.	678	11,736
Marathon Petroleum Corp.	13,661	687,831
Nabors Industries, Ltd.	1,190	19,516
Noble Corp. plc	230	1,362
Oceaneering International, Inc.	923	26,038
QEP Resources, Inc. (2)	1,081	19,901
Schlumberger, Ltd.	5,010	420,590
SM Energy Co.	558	19,240
Southwestern Energy Co. (2)	3,835	41,495
Tesoro Corp.	1,176	102,841
Valero Energy Corp.	13,359	912,687
WPX Energy, Inc. (2)	1,420	20,689
		7,239,905

Financials — 14.3%
Aflac, Inc.	12,313	856,985
Allstate Corp./The	12,078	895,221
Ally Financial, Inc.	3,777	71,839
Aon PLC	3,787	422,364
Assured Guaranty, Ltd.	533	20,131
Bank of America Corp.	81,453	1,800,111
BB&T Corp.	20,049	942,704
Berkshire Hathaway, Inc. (2)	4,062	662,025
Chimera Investment Corp.	5,622	95,686
Citigroup, Inc.	673	39,996
Citizens Financial Group, Inc.	4,844	172,592

The accompanying notes are an integral part of these financial statements.

Page 32	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Essent Group, Ltd. (2)	2,347	75,972
Everest Re Group, Ltd.	775	167,710
Fifth Third Bancorp	32,132	866,600
First American Financial Corp.	145	5,311
Invesco Mortgage Capital, Inc.	4,013	58,590
JPMorgan Chase & Co.	23,408	2,019,876
Lazard, Ltd.	1,682	69,113
LPL Financial Holdings, Inc.	49	1,725
MetLife, Inc.	9,962	536,852
MFA Financial, Inc.	5,059	38,600
MGIC Investment Corp. (2)	1,754	17,873
Morgan Stanley	24,195	1,022,239
Navient Corp.	6,600	108,438
Popular, Inc.	3,686	161,521
Principal Financial Group, Inc.	4,611	266,792
Progressive Corp./The	72	2,556
Prudential Financial, Inc.	9,230	960,474
Regions Financial Corp.	11,817	169,692
Reinsurance Group of America, Inc.	3,909	491,869
S&P Global, Inc.	8,001	860,428
Santander Consumer USA Holdings, Inc. (2)	1,200	16,200
Selective Insurance Group, Inc.	3,191	137,373
Synchrony Financial	18,166	658,881
TCF Financial Corp.	6,650	130,274
Unum Group	3,111	136,666
US Bancorp	22,313	1,146,218
Voya Financial, Inc.	567	22,238
Wells Fargo & Co.	15,045	829,130
		16,958,865

Healthcare — 12.8%
AbbVie, Inc.	15,809	989,960
Agilent Technologies, Inc.	3,702	168,663
Alere, Inc. (2)	304	11,847
Align Technology, Inc. (2)	691	66,426
AmerisourceBergen Corp.	5,320	415,971
Amgen, Inc.	4,056	593,028
Baxter International, Inc.	19,449	862,369
Biogen, Inc. (2)	95	26,940
Cardinal Health, Inc.	1,947	140,126
Centene Corp. (2)	390	22,039
Charles River Laboratories International, Inc. (2)	577	43,962
CR Bard, Inc.	162	36,395
Danaher Corp.	7,683	598,045
Endo International PLC (2)	851	14,016
Gilead Sciences, Inc.	9,699	694,545
Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
HCA Holdings, Inc. (2)	11,757	870,253
Hill-Rom Holdings, Inc.	507	28,463
Hologic, Inc. (2)	4,070	163,288
IDEXX Laboratories, Inc. (2)	3,954	463,686
Ionis Pharmaceuticals, Inc. (2)	239	11,431
Johnson & Johnson	14,843	1,710,062
LifePoint Health, Inc. (2)	361	20,505
Mallinckrodt PLC (2)	1,080	53,806
Masimo Corp. (2)	2,498	168,365
Medtronic PLC	12,986	924,993
Merck & Co., Inc.	17,246	1,015,272
Mettler-Toledo International, Inc. (2)	423	177,051
Pfizer, Inc.	26,772	869,555
Premier, Inc. (2)	287	8,713
QIAGEN NV (2)	1,011	28,328
Quest Diagnostics, Inc.	4,381	402,614
Quintiles IMS Holdings, Inc. (2)	4,529	344,430
Seattle Genetics, Inc. (2)	541	28,549
St Jude Medical, Inc.	10,965	879,283
Tenet Healthcare Corp. (2)	880	13,059
Thermo Fisher Scientific, Inc.	6,138	866,072
United Therapeutics Corp. (2)	1,291	185,168
UnitedHealth Group, Inc.	7,842	1,255,034
VWR Corp. (2)	1,099	27,508
WellCare Health Plans, Inc. (2)	436	59,767
		15,259,587

Industrials — 8.4%
AECOM (2)	1,011	36,760
American Airlines Group, Inc.	18,261	852,606
Arconic, Inc.	1,228	22,767
Avis Budget Group, Inc. (2)	851	31,215
Boeing Co./The	7,377	1,148,450
Brink’s Co./The	683	28,174
Carlisle Cos., Inc.	252	27,793
Crane Co.	1,318	95,054
CSX Corp.	668	24,001
Cummins, Inc.	4,190	572,647
Dover Corp.	621	46,532
Dun & Bradstreet Corp./The	1,049	127,265
Eaton Corp. PLC	13,387	898,134
Fortive Corp.	9,537	511,469
HD Supply Holdings, Inc. (2)	2,107	89,569
Honeywell International, Inc.	8,593	995,499
Huntington Ingalls Industries, Inc.	452	83,254
Illinois Tool Works, Inc.	7,397	905,837
Jacobs Engineering Group, Inc. (2)	976	55,632

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 33

Schedule of Investments
December 31, 2016

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Landstar System, Inc.	1,115	95,110
LSC Communications, Inc.	21	623
ManpowerGroup, Inc.	1,408	125,129
Masco Corp.	772	24,411
Parker-Hannifin Corp.	1,127	157,780
Pitney Bowes, Inc.	4,457	67,702
Regal Beloit Corp.	233	16,135
Rockwell Automation, Inc.	1,243	167,059
RR Donnelley & Sons Co.	735	11,995
Ryder System, Inc.	246	18,312
Spirit AeroSystems Holdings, Inc.	2,242	130,821
Trinity Industries, Inc.	1,834	50,912
Union Pacific Corp.	4,291	444,891
United Continental Holdings, Inc. (2)	10,491	764,584
United Parcel Service, Inc.	9,638	1,104,900
United Rentals, Inc. (2)	833	87,948
Universal Forest Products, Inc.	287	29,326
WESCO International, Inc. (2)	406	27,019
West Corp.	2,791	69,105
		9,946,420

Information Technology — 21.4%
Accenture PLC	8,040	941,725
Alphabet, Inc. - Class A (2)	263	208,414
Alphabet, Inc. - Class C (2)	2,284	1,762,837
Amkor Technology, Inc. (2)	3,661	38,624
Apple, Inc.	25,681	2,974,372
Applied Materials, Inc.	28,645	924,374
ARRIS International PLC (2)	1,990	59,959
Booz Allen Hamilton Holding Corp.	1,033	37,260
Brocade Communications Systems, Inc.	1,866	23,306
CA, Inc.	22,368	710,631
Cadence Design Systems, Inc. (2)	8,967	226,148
CDK Global, Inc.	630	37,605
Cisco Systems, Inc.	46,862	1,416,170
Citrix Systems, Inc. (2)	2,132	190,409
Computer Sciences Corp.	1,340	79,623
CoreLogic, Inc./United States (2)	73	2,689
CSRA, Inc.	1,236	39,354
Dell Technologies, Inc. Class V (2)	5,097	280,182
eBay, Inc. (2)	30,848	915,877
Electronic Arts, Inc. (2)	5,454	429,557
F5 Networks, Inc. (2)	1,530	221,422
Facebook, Inc. (2)	4,004	460,660
First Solar, Inc. (2)	32	1,027
Harris Corp.	51	5,226
Hewlett Packard Enterprise Co.	38,908	900,331
Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
HP, Inc.	54,587	810,071
IAC/InterActiveCorp (2)	337	21,834
Intel Corp.	33,769	1,224,802
International Business Machines Corp.	8,714	1,446,437
Intuit, Inc.	7,624	873,787
Jabil Circuit, Inc.	3,250	76,928
Juniper Networks, Inc.	3,432	96,988
Keysight Technologies, Inc. (2)	748	27,354
KLA-Tencor Corp.	124	9,756
Linear Technology Corp.	4,261	265,673
Mastercard, Inc.	109	11,254
Match Group, Inc. (2)	62	1,060
Micron Technology, Inc. (2)	11,110	243,531
Microsoft Corp.	39,954	2,482,742
NetApp, Inc.	3,909	137,870
NVIDIA Corp.	4,903	523,346
ON Semiconductor Corp. (2)	6,457	82,391
Oracle Corp.	32,490	1,249,241
QUALCOMM, Inc.	12,067	786,768
Sanmina Corp. (2)	3,515	128,825
Science Applications International Corp.	702	59,530
Skyworks Solutions, Inc.	1,800	134,388
SunPower Corp. (2)(3)	937	6,194
Symantec Corp.	8,626	206,075
Synopsys, Inc. (2)	4,656	274,052
Teradyne, Inc.	911	23,139
Texas Instruments, Inc.	14,774	1,078,059
Travelport Worldwide, Ltd.	3,293	46,431
Versum Materials, Inc. (2)	2,278	63,943
Western Union Co./The	1,141	24,783
Xerox Corp.	18,833	164,412
		25,469,446

Materials — 1.8%
Berry Plastics Group, Inc. (2)	619	30,164
Eagle Materials, Inc.	96	9,459
Eastman Chemical Co.	712	53,550
Freeport-McMoRan, Inc. (2)	7,275	95,957
GCP Applied Technologies, Inc. (2)	738	19,742
Huntsman Corp.	428	8,166
International Paper Co.	6,033	320,111
LyondellBasell Industries NV	10,255	879,674
Newmont Mining Corp.	6,944	236,582
Nucor Corp.	4,763	283,494
Owens-Illinois, Inc. (2)	317	5,519
Reliance Steel & Aluminum Co.	1,089	86,619
Steel Dynamics, Inc.	2,098	74,647

The accompanying notes are an integral part of these financial statements.

Page 34	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Trinseo SA	149	8,836
United States Steel Corp.	94	3,103
		2,115,623

Real Estate Investment Trust — 1.4%
CBRE Group, Inc. (2)	10,071	317,136
Communications Sales & Leasing, Inc.	3,724	94,627
CoreCivic, Inc.	812	19,862
Corporate Office Properties Trust	2,725	85,075
EPR Properties	68	4,880
Gaming and Leisure Properties, Inc.	11,938	365,542
Hospitality Properties Trust	12,580	399,289
Iron Mountain, Inc.	2,118	68,793
Jones Lang LaSalle, Inc.	554	55,976
Lamar Advertising Co.	1,398	94,002
NorthStar Realty Finance Corp.	3,457	52,374
VEREIT, Inc.	11,514	97,408
		1,654,964

Telecommunication Services — 2.6%
AT&T, Inc.	28,552	1,214,317
CenturyLink, Inc.	5,020	119,376
Telephone & Data Systems, Inc.	5,453	157,428
Verizon Communications, Inc.	30,614	1,634,175
		3,125,296

Utilities — 2.2%
AES Corp./VA	7,346	85,361
CenterPoint Energy, Inc.	15,632	385,172
Exelon Corp.	25,581	907,870
FirstEnergy Corp.	13,985	433,115
MDU Resources Group, Inc.	1,080	31,072
NiSource, Inc.	5,653	125,157
OGE Energy Corp.	1,906	63,756
Southwest Gas Holdings, Inc.	2,965	227,178
UGI Corp.	7,959	366,751
		2,625,432

Total Common Stocks (Cost $96,871,430)		100,990,901
Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 12.8%
Morgan Stanley Government Institutional Fund, 0.44% (4)	4,912	4,912
Meeder Institutional Prime Money Market Fund 0.64% (5)	15,268,579	15,270,106
Total Money Market Registered Investment Companies (Cost $15,274,999)		15,275,018

Bank Obligations — 0.6%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (6)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (6)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (6)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000
Total Investments — 98.4% (Cost $112,893,429) (1)		117,012,919
Other Assets less Liabilities — 1.6%		1,920,025
Total Net Assets — 100.0%		118,932,944

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	3,403	35,187
Meeder Balanced Fund	1,774	19,053
Meeder Dynamic Growth Fund	1,230	11,956
Meeder Muirfield Fund	3,722	25,272
Meeder Quantex Fund	1,880	62,717
Meeder Infrastructure Fund	521	11,108
Total Trustee Deferred Compensation (Cost $130,412)		165,293

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 35

Schedule of Investments
December 31, 2016

Dynamic Growth Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $17,889,600	160	(48,825)
Total Futures Contracts	160	(48,825)

(1)	Cost for federal income tax purposes of $113,865,684 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,911,405
Unrealized depreciation	(2,812,995)
Net unrealized appreciation (depreciation)	$3,098,410

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 36	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 87.6%
Consumer Discretionary — 8.8%
Bloomin' Brands, Inc.	10,274	185,240
Brinker International, Inc.	8,467	419,371
Cooper-Standard Holdings, Inc. (2)	3,491	360,900
Dana, Inc.	367	6,966
DeVry Education Group, Inc.	2,843	88,702
Dick's Sporting Goods, Inc.	2,185	116,024
Domino's Pizza, Inc.	482	76,754
Fossil Group, Inc. (2)	1,970	50,944
Goodyear Tire & Rubber Co./The	6,428	198,432
Harman International Industries, Inc.	697	77,479
HSN, Inc.	4,301	147,524
ILG, Inc.	23,702	430,664
International Game Technology PLC	13,742	350,696
Liberty Media Corp-Liberty Media (2)	9,377	293,969
Michaels Cos., Inc./The (2)	4,898	100,164
Staples, Inc.	17,094	154,701
Tenneco, Inc. (2)	3,039	189,846
TRI Pointe Group, Inc. (2)	15,659	179,765
Tupperware Brands Corp.	7,979	419,855
Wolverine World Wide, Inc.	9,539	209,381
		4,057,377

Consumer Staples — 2.8%
Avon Products, Inc. (2)	6,769	34,116
Dean Foods Co.	19,470	424,056
Herbalife, Ltd. (2)	7,038	338,809
Nu Skin Enterprises, Inc.	8,660	413,775
United Natural Foods, Inc. (2)	1,520	72,534
		1,283,290

Energy — 4.5%
Callon Petroleum Co. (2)	20,130	309,398
Chesapeake Energy Corp. (2)	11,906	83,580
FMC Technologies, Inc. (2)	13,855	492,267
Oasis Petroleum, Inc. (2)	8,475	128,312
Oceaneering International, Inc.	4,404	124,237
QEP Resources, Inc. (2)	16,460	303,029
SM Energy Co.	2,704	93,234
Southwestern Energy Co. (2)	14,832	160,482
Western Refining, Inc.	6,644	251,475
WPX Energy, Inc. (2)	10,032	146,166
		2,092,180

Financials — 14.8%
Aspen Insurance Holdings, Ltd.	2,490	136,950
Assured Guaranty, Ltd.	11,816	446,290
Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Chemical Financial Corp.	8,233	445,982
Chimera Investment Corp.	23,400	398,268
Essent Group, Ltd. (2)	11,404	369,147
EverBank Financial Corp.	1,013	19,703
Everest Re Group, Ltd.	2,319	501,832
First American Financial Corp.	2,362	86,520
Flagstar Bancorp, Inc. (2)	1,491	40,168
Genworth Financial, Inc. (2)	4,949	18,856
Hancock Holding Co.	9,987	430,440
International Bancshares Corp.	7,325	298,860
Invesco Mortgage Capital, Inc.	14,301	208,795
Lazard, Ltd.	10,758	442,046
MGIC Investment Corp. (2)	43,002	438,190
National General Holdings Corp.	416	10,396
Nationstar Mortgage Holdings, Inc. (2)(3)	12,637	228,224
Navient Corp.	28,180	462,996
Popular, Inc.	10,317	452,091
Reinsurance Group of America, Inc.	3,872	487,214
Selective Insurance Group, Inc.	10,002	430,586
TCF Financial Corp.	22,903	448,670
		6,802,224

Healthcare — 7.5%
Acceleron Pharma, Inc. (2)	248	6,329
Advaxis, Inc. (2)	669	4,790
Align Technology, Inc. (2)	675	64,888
Atara Biotherapeutics, Inc. (2)	33	469
Avexis, Inc. (2)	1	48
Bellicum Pharmaceuticals, Inc. (2)	38	518
Cara Therapeutics, Inc. (2)	1,009	9,374
Charles River Laboratories International, Inc. (2)	2,848	216,989
Dyax Corp. Contingent Value Rights (2)(7)	7,373	—
Dynavax Technologies Corp. (2)	789	3,117
Editas Medicine, Inc. (2)	30	487
Hill-Rom Holdings, Inc.	5,606	314,721
HMS Holdings Corp. (2)	12,477	226,582
Hologic, Inc. (2)	9,084	364,450
IDEXX Laboratories, Inc. (2)	4,295	503,675
Insys Therapeutics, Inc. (2)(3)	952	8,758
Karyopharm Therapeutics, Inc. (2)	769	7,229
Masimo Corp. (2)	6,532	440,256
NewLink Genetics Corp. (2)	1,199	12,326
PAREXEL International Corp. (2)	3,111	204,455
Pfenex, Inc. (2)	952	8,635
PRA Health Sciences, Inc. (2)	2,279	125,618
PTC Therapeutics, Inc. (2)	983	10,725

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 37

Schedule of Investments
December 31, 2016

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Puma Biotechnology, Inc. (2)	501	15,381
Quintiles IMS Holdings, Inc. (2)	3,496	265,871
Seres Therapeutics, Inc. (2)	705	6,980
United Therapeutics Corp. (2)	2,419	346,957
VWR Corp. (2)	10,685	267,446
WellCare Health Plans, Inc. (2)	190	26,045
		3,463,119

Industrials — 18.6%
ABM Industries, Inc.	609	24,872
Avis Budget Group, Inc. (2)	7,504	275,247
Barnes Group, Inc.	689	32,672
Brady Corp.	11,129	417,894
Brink's Co./The	9,680	399,300
Carlisle Cos., Inc.	1,958	215,948
Crane Co.	6,097	439,716
Dun & Bradstreet Corp./The	3,743	454,101
EMCOR Group, Inc.	6,282	444,513
EnerSys	5,685	443,999
G&K Services, Inc.	193	18,615
HD Supply Holdings, Inc. (2)	2,075	88,208
Herman Miller, Inc.	1,227	41,963
Huntington Ingalls Industries, Inc.	2,673	492,340
Jacobs Engineering Group, Inc. (2)	7,671	437,247
Landstar System, Inc.	3,365	287,035
ManpowerGroup, Inc.	993	88,248
MasTec, Inc. (2)	6,784	259,488
Moog, Inc. (2)	909	59,703
Mueller Industries, Inc.	10,483	418,901
Pitney Bowes, Inc.	20,028	304,225
Regal Beloit Corp.	3,341	231,364
SkyWest, Inc.	1,093	39,840
Spirit AeroSystems Holdings, Inc.	8,266	482,321
Swift Transportation Co. (2)	16,302	397,117
Tetra Tech, Inc.	4,316	186,235
Timken Co./The	694	27,552
Trinity Industries, Inc.	15,961	443,076
United Rentals, Inc. (2)	815	86,048
Univar, Inc. (2)	932	26,441
Universal Forest Products, Inc.	3,298	336,990
WESCO International, Inc. (2)	6,358	423,125
West Corp.	10,847	268,572
		8,592,916

Information Technology — 13.8%
Amkor Technology, Inc. (2)	15,047	158,746
ARRIS International PLC (2)	5,771	173,880
Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Arrow Electronics, Inc. (2)	2,309	164,632
Aspen Technology, Inc. (2)	8,335	455,758
Booz Allen Hamilton Holding Corp.	11,456	413,218
Brocade Communications Systems, Inc.	3,965	49,523
Cadence Design Systems, Inc. (2)	17,801	448,941
Cardtronics PLC (2)	1,454	79,345
Cirrus Logic, Inc. (2)	7,706	435,696
Convergys Corp.	7,215	177,200
Fair Isaac Corp.	1,765	210,423
Finisar Corp. (2)	204	6,175
Gigamon, Inc. (2)	2,560	116,608
IAC/InterActiveCorp (2)	457	29,609
Intersil Corp.	1,321	29,458
Jabil Circuit, Inc.	19,992	473,211
Keysight Technologies, Inc. (2)	5,266	192,578
ManTech International Corp./VA	912	38,532
Match Group, Inc. (2)	2,986	51,061
Mentor Graphics Corp.	1,054	38,882
ON Semiconductor Corp. (2)	23,644	301,697
Sanmina Corp. (2)	12,070	442,366
Science Applications International Corp.	5,270	446,896
Semtech Corp. (2)	4,377	138,094
Shutterstock, Inc. (2)	1,844	87,627
SYNNEX Corp.	1,638	198,231
Synopsys, Inc. (2)	8,285	487,655
TiVo Corp. (2)	11,745	245,471
Travelport Worldwide, Ltd.	18,636	262,768
		6,354,281

Materials — 7.1%
Berry Plastics Group, Inc. (2)	518	25,242
Chemours Co./The	4,092	90,392
Coeur Mining, Inc. (2)	2,642	24,016
Commercial Metals Co.	12,234	266,457
Eagle Materials, Inc.	4,496	442,991
GCP Applied Technologies, Inc. (2)	6,296	168,418
Greif, Inc.	1,387	71,167
Huntsman Corp.	6,567	125,298
Ingevity Corp. (2)	659	36,153
Innospec, Inc.	3,400	232,900
Minerals Technologies, Inc.	3,059	236,308
Reliance Steel & Aluminum Co.	5,522	439,220
Steel Dynamics, Inc.	9,047	321,892
Trinseo SA	7,026	416,641
Worthington Industries, Inc.	7,490	355,326
		3,252,421

The accompanying notes are an integral part of these financial statements.

Page 38	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Real Estate Investment Trust — 5.6%
CBL & Associates Properties, Inc.	9,930	114,195
Communications Sales & Leasing, Inc.	16,435	417,613
Corporate Office Properties Trust	3,029	94,565
Hospitality Properties Trust	14,940	474,196
Jones Lang LaSalle, Inc.	1,395	140,951
Lamar Advertising Co.	1,106	74,367
Lexington Realty Trust	21,664	233,971
National Health Investors, Inc.	5,928	439,680
RLJ Lodging Trust	8,705	213,185
Select Income REIT	5,442	137,138
Sunstone Hotel Investors, Inc.	2,928	44,652
Xenia Hotels & Resorts, Inc.	9,598	186,393
		2,570,906

Telecommunication Services — 0.9%
Telephone & Data Systems, Inc.	14,915	430,596
		430,596

Utilities — 3.2%
El Paso Electric Co.	638	29,667
NRG Yield, Inc.	6,765	103,910
Portland General Electric Co.	9,528	412,848
Southwest Gas Holdings, Inc.	5,832	446,848
UGI Corp.	10,736	494,715
		1,487,988
Total Common Stocks (Cost $38,177,014)		40,387,298

Money Market Registered Investment Companies — 11.2%
Morgan Stanley Government Institutional Fund, 0.44% (4)	57,364	57,364
Meeder Institutional Prime Money Market Fund 0.64% (5)	5,094,914	5,095,423
Total Money Market Registered Investment Companies (Cost $5,152,757)		5,152,787
Total Investments — 98.8% (Cost $43,329,771) (1)		45,540,085
Other Assets less Liabilities — 1.2%		541,105
Total Net Assets — 100.0%		46,081,190
Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,906	19,708
Meeder Balanced Fund	1,013	10,880
Meeder Dynamic Growth Fund	685	6,658
Meeder Muirfield Fund	2,235	15,176
Meeder Quantex Fund	1,180	39,365
Meeder Infrastructure Fund	293	6,247
Total Trustee Deferred Compensation (Cost $77,986)		98,034

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Russell 2000 Mini Index Futures expiring March 2017, notional value $2,306,730	34	(51,507)
E-mini Standard & Poors MidCap 400 Futures expiring March 2017, notional value $3,318,200	20	(70,850)
Total Futures Contracts	54	(122,357)

(1)	Cost for federal income tax purposes of $43,367,829 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,285,131
Unrealized depreciation	(1,235,232)
Net unrealized appreciation (depreciation)	$2,049,899

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(7)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 39

Schedule of Investments
December 31, 2016

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 51.0%
Consumer Discretionary — 4.2%
Amazon.com, Inc. (2)	1,972	1,478,744
Bed Bath & Beyond, Inc.	4,137	168,128
Best Buy Co., Inc.	8,809	375,880
Bloomin' Brands, Inc.	2,146	38,692
Brinker International, Inc.	2,017	99,902
Comcast Corp.	15,372	1,061,436
Cooper-Standard Holdings, Inc. (2)	56	5,789
Darden Restaurants, Inc.	150	10,908
Dick's Sporting Goods, Inc.	2,595	137,795
Domino's Pizza, Inc.	834	132,806
DR Horton, Inc.	10,022	273,901
Ford Motor Co.	30,383	368,546
Gap, Inc./The	7,119	159,750
General Motors Co.	16,169	563,328
Goodyear Tire & Rubber Co./The	1,851	57,140
H&R Block, Inc.	881	20,254
Harman International Industries, Inc.	383	42,574
Home Depot, Inc./The	5,037	675,361
HSN, Inc.	597	20,477
ILG, Inc.	6,337	115,143
International Game Technology PLC	4,027	102,769
Kohl's Corp.	2,848	140,634
Las Vegas Sands Corp.	7,437	397,210
Liberty Media Corp-Liberty SiriusXM (2)	2,801	96,691
Macy's, Inc.	8,659	310,079
Michael Kors Holdings, Ltd. (2)	4,471	192,164
Michaels Cos., Inc./The (2)	4,172	85,317
Nordstrom, Inc.	4,190	200,827
Priceline Group, Inc./The (2)	278	407,565
PVH Corp.	902	81,396
Regal Entertainment Group	2,568	52,901
Sally Beauty Holdings, Inc. (2)	482	12,734
Scripps Networks Interactive, Inc.	523	37,327
Staples, Inc.	12,560	113,668
Tenneco, Inc. (2)	847	52,912
Time Warner, Inc.	13,624	1,315,125
Tupperware Brands Corp.	1,791	94,242
Urban Outfitters, Inc. (2)	993	28,281
Viacom, Inc.	391	13,724
Whirlpool Corp.	1,240	225,395
		9,767,515

Consumer Staples — 4.4%
Altria Group, Inc.	23,941	1,618,890
Archer-Daniels-Midland Co.	13,220	603,493
Dean Foods Co.	2,738	59,634
Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Herbalife, Ltd. (2)	2,283	109,904
Kroger Co./The	23,741	819,302
Nu Skin Enterprises, Inc.	1,213	57,957
PepsiCo, Inc.	16,397	1,715,618
Philip Morris International, Inc.	18,266	1,671,156
Procter & Gamble Co./The	8,069	678,442
Reynolds American, Inc.	5,349	299,758
Sysco Corp.	3,519	194,847
Tyson Foods, Inc.	14,991	924,645
Wal-Mart Stores, Inc.	20,695	1,430,438
		10,184,084

Energy — 3.6%
Anadarko Petroleum Corp.	5,260	366,780
Apache Corp.	2,655	168,513
Chesapeake Energy Corp. (2)	6,050	42,471
Chevron Corp.	4,197	493,987
Continental Resources, Inc./OK (2)	1,433	73,857
Devon Energy Corp.	16,238	741,589
Ensco PLC	1,307	12,704
EOG Resources, Inc.	11,285	1,140,914
Exxon Mobil Corp.	24,545	2,215,431
FMC Technologies, Inc. (2)	2,572	91,383
Kinder Morgan, Inc./DE	17,345	359,215
Laredo Petroleum, Inc. (2)	671	9,488
Marathon Oil Corp.	3,698	64,012
Marathon Petroleum Corp.	9,462	476,412
Nabors Industries, Ltd.	1,091	17,892
Noble Energy, Inc.	781	29,725
Oceaneering International, Inc.	1,681	47,421
QEP Resources, Inc. (2)	1,154	21,245
Rice Energy, Inc. (2)	22	470
Schlumberger, Ltd.	6,089	511,172
SM Energy Co.	420	14,482
Southwestern Energy Co. (2)	3,173	34,332
Spectra Energy Corp.	13,089	537,827
Tesoro Corp.	1,128	98,644
Transocean, Ltd. (2)	620	9,139
Valero Energy Corp.	8,842	604,085
WPX Energy, Inc. (2)	1,437	20,937
		8,204,127

Financials — 9.1%
Aflac, Inc.	14,983	1,042,817
Allstate Corp./The	14,038	1,040,497
Ally Financial, Inc.	3,610	68,662
Aon PLC	4,393	489,951

The accompanying notes are an integral part of these financial statements.

Page 40	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Assured Guaranty, Ltd.	384	14,504
Bank of America Corp.	91,294	2,017,597
BB&T Corp.	23,188	1,090,300
Berkshire Hathaway, Inc. (2)	4,193	683,375
Capital One Financial Corp.	1,811	157,992
Chimera Investment Corp.	6,490	110,460
Citizens Financial Group, Inc.	2,078	74,039
Essent Group, Ltd. (2)	2,367	76,620
Everest Re Group, Ltd.	827	178,963
Fifth Third Bancorp	34,201	922,401
JPMorgan Chase & Co.	25,976	2,241,468
Lazard, Ltd.	1,648	67,716
Lincoln National Corp.	413	27,370
LPL Financial Holdings, Inc.	429	15,105
Marsh & McLennan Cos., Inc.	14,983	1,012,701
MetLife, Inc.	10,292	554,636
MGIC Investment Corp. (2)	4,833	49,248
Morgan Stanley	28,326	1,196,774
Navient Corp.	6,101	100,239
Popular, Inc.	1,182	51,795
Principal Financial Group, Inc.	8,972	519,120
Progressive Corp./The	6,310	224,005
Prudential Financial, Inc.	10,754	1,119,061
Regions Financial Corp.	30,316	435,338
Reinsurance Group of America, Inc.	4,593	577,937
S&P Global, Inc.	9,108	979,474
Santander Consumer USA Holdings, Inc. (2)	1,775	23,963
Selective Insurance Group, Inc.	1,989	85,626
Synchrony Financial	28,541	1,035,182
TCF Financial Corp.	10,592	207,497
Unum Group	2,559	112,417
US Bancorp	25,864	1,328,634
Wells Fargo & Co.	18,782	1,035,076
		20,968,560
Healthcare — 7.6%
AbbVie, Inc.	15,394	963,972
Aetna, Inc.	300	37,203
Agilent Technologies, Inc.	9,540	434,642
Alere, Inc. (2)	470	18,316
Align Technology, Inc. (2)	205	19,707
Allscripts Healthcare Solutions, Inc. (2)	976	9,965
AmerisourceBergen Corp.	5,231	409,012
Amgen, Inc.	5,295	774,182
Baxter International, Inc.	16,503	731,743
Biogen, Inc. (2)	1,518	430,474
Bruker Corp.	750	15,885

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cardinal Health, Inc.	1,235	88,883
Charles River Laboratories International, Inc. (2)	1,038	79,085
Cigna Corp.	776	103,511
Endo International PLC (2)	459	7,560
Express Scripts Holding Co. (2)	842	57,921
Gilead Sciences, Inc.	12,260	877,939
HCA Holdings, Inc. (2)	13,778	1,019,848
Hill-Rom Holdings, Inc.	2,069	116,154
HMS Holdings Corp. (2)	1,311	23,808
Hologic, Inc. (2)	3,121	125,215
Humana, Inc.	170	34,685
IDEXX Laboratories, Inc. (2)	2,948	345,712
Ionis Pharmaceuticals, Inc. (2)	453	21,667
Johnson & Johnson	18,383	2,117,904
LifePoint Health, Inc. (2)	326	18,517
Mallinckrodt PLC (2)	1,699	84,644
Masimo Corp. (2)	1,844	124,286
Medtronic PLC	13,763	980,338
Merck & Co., Inc.	20,675	1,217,137
Pfizer, Inc.	30,099	977,616
Premier, Inc. (2)	600	18,216
QIAGEN NV (2)	1,278	35,810
Quest Diagnostics, Inc.	4,446	408,587
Quintiles IMS Holdings, Inc. (2)	1,925	146,396
Seattle Genetics, Inc. (2)	1,354	71,451
St Jude Medical, Inc.	12,648	1,014,243
Stryker Corp.	2,528	302,880
Tenet Healthcare Corp. (2)	894	13,267
Thermo Fisher Scientific, Inc.	6,579	928,297
United Therapeutics Corp. (2)	1,257	180,292
UnitedHealth Group, Inc.	9,503	1,520,860
VWR Corp. (2)	3,416	85,502
WellCare Health Plans, Inc. (2)	698	95,682
Zoetis, Inc.	6,135	328,407
		17,417,421

Industrials — 4.5%
AECOM (2)	936	34,033
American Airlines Group, Inc.	10,519	491,132
Arconic, Inc.	2,576	47,759
Avis Budget Group, Inc. (2)	949	34,809
Barnes Group, Inc.	615	29,163
Boeing Co./The	8,968	1,396,138
Brink's Co./The	978	40,343
Carlisle Cos., Inc.	753	83,048
Crane Co.	1,728	124,623

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 41

Schedule of Investments
December 31, 2016

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Cummins, Inc.	3,084	421,490
Dun & Bradstreet Corp./The	671	81,406
Eaton Corp. PLC	15,495	1,039,560
EnerSys	748	58,419
Fortive Corp.	9,905	531,205
HD Supply Holdings, Inc. (2)	2,300	97,773
Honeywell International, Inc.	9,744	1,128,841
Huntington Ingalls Industries, Inc.	1,055	194,320
Illinois Tool Works, Inc.	8,161	999,396
Jacobs Engineering Group, Inc. (2)	613	34,941
Landstar System, Inc.	2,123	181,092
Lockheed Martin Corp.	112	27,993
LSC Communications, Inc.	93	2,760
ManpowerGroup, Inc.	1,529	135,882
MSC Industrial Direct Co., Inc.	268	24,761
Parker-Hannifin Corp.	2,442	341,880
Pitney Bowes, Inc.	5,904	89,682
Regal Beloit Corp.	1,102	76,314
RR Donnelley & Sons Co.	24	392
Ryder System, Inc.	761	56,649
Spirit AeroSystems Holdings, Inc.	3,746	218,579
Terex Corp.	126	3,973
Timken Co./The	66	2,620
Trinity Industries, Inc.	2,784	77,284
Union Pacific Corp.	10,296	1,067,489
United Continental Holdings, Inc. (2)	6,113	445,515
United Parcel Service, Inc.	4,991	572,168
United Rentals, Inc. (2)	1,112	117,405
Universal Forest Products, Inc.	365	37,296
WESCO International, Inc. (2)	629	41,860
West Corp.	2,736	67,743
		10,457,736

Information Technology — 12.3%
Accenture PLC	10,567	1,237,713
Alphabet, Inc. - Class C (2)	2,741	2,115,559
Amkor Technology, Inc. (2)	4,177	44,067
Apple, Inc.	30,262	3,504,944
Applied Materials, Inc.	30,808	994,174
ARRIS International PLC (2)	2,852	85,931
Booz Allen Hamilton Holding Corp.	2,397	86,460
Brocade Communications Systems, Inc.	2,177	27,191
CA, Inc.	22,065	701,005
Cadence Design Systems, Inc. (2)	10,811	272,653
CDK Global, Inc.	2,329	139,018
Cisco Systems, Inc.	51,914	1,568,841
Citrix Systems, Inc. (2)	4,782	427,080

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Computer Sciences Corp.	2,673	158,830
CSRA, Inc.	1,875	59,700
Dell Technologies, Inc. Class V (2)	6,364	349,829
eBay, Inc. (2)	35,840	1,064,090
Electronic Arts, Inc. (2)	4,163	327,878
F5 Networks, Inc. (2)	1,195	172,940
Facebook, Inc. (2)	4,072	468,484
Harris Corp.	884	90,583
Hewlett Packard Enterprise Co.	46,821	1,083,438
HP, Inc.	54,374	806,910
IAC/InterActiveCorp (2)	25	1,620
Intel Corp.	33,886	1,229,045
International Business Machines Corp.	10,128	1,681,147
Intuit, Inc.	8,814	1,010,173
Jabil Circuit, Inc.	2,345	55,506
Keysight Technologies, Inc. (2)	2,536	92,742
KLA-Tencor Corp.	91	7,160
Linear Technology Corp.	3,451	215,170
Microsoft Corp.	47,426	2,947,052
Motorola Solutions, Inc.	197	16,329
NCR Corp. (2)	768	31,150
NetApp, Inc.	5,886	207,599
ON Semiconductor Corp. (2)	5,705	72,796
Oracle Corp.	38,509	1,480,671
QUALCOMM, Inc.	13,148	857,250
Sanmina Corp. (2)	2,469	90,489
Science Applications International Corp.	563	47,742
Semtech Corp. (2)	986	31,108
SunPower Corp. (2)(3)	1,659	10,966
Symantec Corp.	13,904	332,167
Synopsys, Inc. (2)	4,810	283,117
Texas Instruments, Inc.	17,091	1,247,130
Travelport Worldwide, Ltd.	4,343	61,236
Versum Materials, Inc. (2)	2,786	78,203
Western Union Co./The	463	10,056
Xerox Corp.	21,728	189,685
		28,074,627

Materials — 1.1%
AdvanSix, Inc. (2)	15	332
Eastman Chemical Co.	869	65,357
Freeport-McMoRan, Inc. (2)	10,588	139,656
Graphic Packaging Holding Co.	2,891	36,080
Huntsman Corp.	1,784	34,039
International Paper Co.	11,669	619,157
LyondellBasell Industries NV	11,880	1,019,066
Newmont Mining Corp.	7,773	264,826

The accompanying notes are an integral part of these financial statements.

Page 42	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Nucor Corp.	2,581	153,621
Owens-Illinois, Inc. (2)	587	10,220
Packaging Corp of America	204	17,303
Reliance Steel & Aluminum Co.	1,353	107,618
Steel Dynamics, Inc.	3,321	118,161
United States Steel Corp.	50	1,651
		2,587,087

Real Estate Investment Trust — 1.1%
CBL & Associates Properties, Inc.	3,859	44,379
CBRE Group, Inc. (2)	9,753	307,122
Communications Sales & Leasing, Inc.	3,758	95,491
CoreCivic, Inc.	630	15,410
Corporate Office Properties Trust	4,978	155,413
Duke Realty Corp.	2,987	79,335
EPR Properties	425	30,502
Gaming and Leisure Properties, Inc.	15,298	468,425
Highwoods Properties, Inc.	2,240	114,262
Hospitality Properties Trust	13,789	437,663
Jones Lang LaSalle, Inc.	33	3,334
Lamar Advertising Co.	832	55,944
NorthStar Realty Finance Corp.	2,913	44,132
Outfront Media, Inc.	159	3,954
Senior Housing Properties Trust	2,718	51,452
Tanger Factory Outlet Centers, Inc.	1,522	54,457
Weyerhaeuser Co.	15,298	460,317
		2,421,592

Telecommunication Services — 1.5%
AT&T, Inc.	27,647	1,175,827
CenturyLink, Inc.	3,516	83,610
Telephone & Data Systems, Inc.	5,597	161,585
Verizon Communications, Inc.	39,083	2,086,251
		3,507,273

Utilities — 1.6%
AES Corp./VA	15,515	180,284
CenterPoint Energy, Inc.	21,802	537,201
Edison International	2,446	176,088
Exelon Corp.	30,039	1,066,084
FirstEnergy Corp.	20,431	632,748
MDU Resources Group, Inc.	984	28,310
NiSource, Inc.	4,368	96,708
OGE Energy Corp.	3,066	102,558
Portland General Electric Co.	4,903	212,447
Southwest Gas Holdings, Inc.	1,636	125,350
UGI Corp.	10,989	506,373

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Westar Energy, Inc.	1,316	74,157
		3,738,308

Total Common Stocks (Cost $112,840,852)		117,328,330

Registered Investment Companies — 33.9%
Baird Core Plus Bond Fund - Class I	423,411	4,670,227
DoubleLine Total Return Bond Fund - Class I	352,155	3,739,883
Frost Total Return Bond Fund - Class I	306,109	3,171,284
Guggenheim Floating Rate Strategies Fund - Class I	27,283	711,550
Guggenheim Total Return Bond Fund - Class I	145,936	3,859,995
iShares 1-3 Year Treasury Bond ETF (8)	22,110	1,867,190
iShares 3-7 Year Treasury Bond ETF (8)	36,690	4,494,892
iShares 7-10 Year Treasury Bond ETF (8)	48,545	5,088,486
iShares Core U.S. Aggregate Bond ETF (8)	26,700	2,885,202
iShares iBoxx $High Yield Corporate Bond ETF (3)(8)	63,490	5,495,060
iShares JP Morgan USD Emerging Markets Bond ETF (8)	17,705	1,951,445
iShares Russell 2000 Value ETF (8)	57,698	6,862,498
JPMorgan Core Plus Bond Fund - Class L	568,977	4,648,540
Lord Abbett Floating Rate Fund - Class I	115,577	1,069,083
Lord Abbett High Yield Fund - Class I	286,570	2,160,737
Metropolitan West Total Return Bond Fund - Class I	715,003	7,528,977
PIMCO Investment Grade Corporate Bond Fund - Class I	153,897	1,571,289
Pioneer Bond Fund - Class Y	493,202	4,700,213
Prudential Total Return Bond Fund - Class Z	544,623	7,668,291
SPDR Bloomberg Barclays High Yield Bond ETF (8)	52,390	1,909,616
TCW Emerging Markets Income Fund - Class I	231,568	1,875,698
Total Registered Investment Companies (Cost $77,551,359)		77,930,156

Money Market Registered Investment Companies — 16.7%
Morgan Stanley Government
Institutional Fund, 0.44% (4)	5,589,029	5,589,029
Meeder Institutional Prime Money Market Fund 0.64% (5)	32,880,825	32,884,113
Total Money Market Registered
Investment Companies (Cost $38,473,126)		38,473,142

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 43

Schedule of Investments
December 31, 2016

Balanced Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 0.3%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (6)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (6)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (6)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000
Total Investments — 101.9% (Cost $229,612,337) (1)		234,478,628
Liabilities less Other Assets — (1.9%)		(4,432,837)
Total Net Assets — 100.0%		230,045,791

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	3,478	35,963
Meeder Balanced Fund	1,871	20,095
Meeder Dynamic Growth Fund	1,255	12,199
Meeder Muirfield Fund	3,164	21,484
Meeder Quantex Fund	1,255	41,867
Meeder Infrastructure Fund	541	11,534
Total Trustee Deferred Compensation (Cost $122,238)		143,142

Balanced Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $20,237,610	181	(174,232)
Total Futures Contracts	181	(174,232)

(1)	Cost for federal income tax purposes of $231,088,589 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,246,454
Unrealized depreciation	(5,030,647)
Net unrealized appreciation (depreciation)	$3,215,807

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 44	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Global Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 47.4%
Consumer Discretionary — 1.2%
Best Buy Co., Inc.	1,223	52,185
Brinker International, Inc.	1,958	96,980
HSN, Inc.	2,278	78,135
ILG, Inc.	4,584	83,291
International Game Technology PLC	9,580	244,482
Macy's, Inc.	2,414	86,445
Michael Kors Holdings, Ltd. (2)	2,099	90,215
Nordstrom, Inc.	446	21,377
Tupperware Brands Corp.	3,563	187,485
		940,595

Consumer Staples — 2.8%
Dean Foods Co.	1,272	27,704
Herbalife, Ltd. (2)	4,021	193,571
Nu Skin Enterprises, Inc.	5,372	256,674
Philip Morris International, Inc.	468	42,817
Tyson Foods, Inc.	8,804	543,031
Wal-Mart Stores, Inc.	15,119	1,045,025
		2,108,822

Energy — 3.4%
Devon Energy Corp.	10,776	492,140
EOG Resources, Inc.	3,319	335,551
FMC Technologies, Inc. (2)	12,304	437,161
Marathon Petroleum Corp.	6,303	317,356
Nabors Industries, Ltd.	1,154	18,926
Oceaneering International, Inc.	4,566	128,807
QEP Resources, Inc. (2)	13,100	241,171
Tesoro Corp.	2,732	238,913
Valero Energy Corp.	5,251	358,748
Western Refining, Inc.	712	26,949
		2,595,722

Financials — 7.9%
Aflac, Inc.	13,406	933,059
Assured Guaranty, Ltd.	3,013	113,801
Bank of America Corp.	22,015	486,532
Chemical Financial Corp.	352	19,068
Essent Group, Ltd. (2)	10,424	337,425
Everest Re Group, Ltd.	2,464	533,210
Fifth Third Bancorp	20,468	552,022
Hancock Holding Co.	1,379	59,435
Lazard, Ltd.	1,236	50,787
MGIC Investment Corp. (2)	36,928	376,296
Navient Corp.	11,872	195,057
Popular, Inc.	8,743	383,118
Global Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Principal Financial Group, Inc.	829	47,966
Reinsurance Group of America, Inc.	6,835	860,048
S&P Global, Inc.	5,247	564,262
Selective Insurance Group, Inc.	3,057	131,604
TCF Financial Corp.	7,768	152,175
Unum Group	2,293	100,731
Voya Financial, Inc.	2,702	105,972
		6,002,568

Healthcare — 4.6%
AbbVie, Inc.	10,662	667,654
AmerisourceBergen Corp.	1,452	113,532
Amgen, Inc.	1,973	288,472
Baxter International, Inc.	6,872	304,704
Gilead Sciences, Inc.	11,486	822,513
HCA Holdings, Inc. (2)	1,068	79,053
HMS Holdings Corp. (2)	1,169	21,229
Johnson & Johnson	5,367	618,332
Masimo Corp. (2)	4,177	281,530
Merck & Co., Inc.	1,598	94,074
St Jude Medical, Inc.	1,133	90,855
VWR Corp. (2)	5,397	135,087
		3,517,035

Industrials — 1.3%
American Airlines Group, Inc.	1,512	70,595
Crane Co.	2,955	213,115
EnerSys	436	34,052
Fortive Corp.	3,229	173,171
Spirit AeroSystems Holdings, Inc.	1,897	110,690
Swift Transportation Co. (2)	1,118	27,234
United Continental Holdings, Inc. (2)	1,889	137,670
Universal Forest Products, Inc.	1,992	203,543
West Corp.	1,649	40,829
		1,010,899

Information Technology — 12.0%
Amkor Technology, Inc. (2)	11,123	117,348
Apple, Inc.	4,233	490,266
CA, Inc.	14,735	468,131
Cadence Design Systems, Inc. (2)	886	22,345
Cirrus Logic, Inc. (2)	1,925	108,840
Computer Sciences Corp.	5,352	318,016
Dell Technologies, Inc. - Class V (2)	5,952	327,181
eBay, Inc. (2)	15,524	460,908
Hewlett Packard Enterprise Co.	7,380	170,773
HP, Inc.	21,657	321,390

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 45

Schedule of Investments
December 31, 2016

Global Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Intel Corp.	32,276	1,170,652
International Business Machines Corp.	6,798	1,128,400
Intuit, Inc.	3,688	422,682
Jabil Circuit, Inc.	3,781	89,496
Microsoft Corp.	2,001	124,342
Oracle Corp.	18,255	701,905
QUALCOMM, Inc.	5,130	334,476
Sanmina Corp. (2)	10,253	375,772
Science Applications International Corp.	3,966	336,317
Symantec Corp.	13,103	313,031
Texas Instruments, Inc.	13,509	985,752
TiVo Corp. (2)	10,913	228,082
Travelport Worldwide, Ltd.	9,486	133,753
		9,149,858

Materials — 3.6%
Commercial Metals Co.	6,380	138,956
Eagle Materials, Inc.	1,029	101,387
Freeport-McMoRan, Inc. (2)	1,313	17,318
GCP Applied Technologies, Inc. (2)	8,759	234,303
Greif, Inc.	1,272	65,266
Innospec, Inc.	1,138	77,953
International Paper Co.	1,389	73,700
LyondellBasell Industries NV	7,786	667,883
Newmont Mining Corp.	2,575	87,730
Reliance Steel & Aluminum Co.	6,218	494,580
Steel Dynamics, Inc.	6,581	234,152
Trinseo SA	6,571	389,660
Worthington Industries, Inc.	2,843	134,872
		2,717,760

Real Estate Investment Trust — 7.3%
CBL & Associates Properties, Inc.	13,661	157,102
CBRE Group, Inc. (2)	28,982	912,644
Communications Sales & Leasing, Inc.	14,419	366,387
Corporate Office Properties Trust	9,902	309,140
Gaming and Leisure Properties, Inc.	30,173	923,897
Hospitality Properties Trust	29,959	950,899
Jones Lang LaSalle, Inc.	1,828	184,701
Lamar Advertising Co.	2,601	174,891
LaSalle Hotel Properties	1,289	39,276
Lexington Realty Trust	9,777	105,592
National Health Investors, Inc.	12,436	922,378
RLJ Lodging Trust	8,377	205,153
Ryman Hospitality Properties, Inc.	1,338	84,307
Select Income REIT	4,288	108,058

Global Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Sunstone Hotel Investors, Inc.	4,791	73,063
		5,517,488

Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	8,082	233,327
Verizon Communications, Inc.	21,119	1,127,332
		1,360,659

Utilities — 1.5%
AES Corp./VA	14,382	167,119
Exelon Corp.	9,212	326,934
Southwest Gas Holdings, Inc.	3,735	286,176
UGI Corp.	8,180	376,934
		1,157,163

Total Common Stocks (Cost $34,913,906)		36,078,569

Registered Investment Companies — 47.0%
Goldman Sachs Emerging Markets Equity Insights Fund - Class I	168,653	1,371,148
iShares Core MSCI EAFE ETF (3)(8)	146,645	7,864,571
iShares Core MSCI Emerging Markets ETF (8)	309,952	13,157,461
iShares MSCI EAFE ETF (8)	192,427	11,108,811
Oppenheimer Developing Markets Fund - Class Y	18,600	594,642
Oppenheimer International Growth Fund - Class I	45,961	1,593,917
Total Registered Investment Companies (Cost $36,347,023)		35,690,550

Money Market Registered Investment Companies — 7.3%
Morgan Stanley Government Institutional Fund, 0.44% (4)	2,420,649	2,420,649
Meeder Institutional Prime Money Market Fund 0.64% (5)	3,120,111	3,120,423
Total Money Market Registered Investment Companies (Cost $5,540,800)		5,541,072

The accompanying notes are an integral part of these financial statements.

Page 46	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Global Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Bank Obligations — 1.0%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (6)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (6)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (6)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000
Total Investments — 102.7% (Cost $77,548,729) (1)		78,057,191
Liabilities less Other Assets — (2.7%)		(2,039,356)
Total Net Assets — 100.0%		76,017,835

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	2,736	28,290
Meeder Balanced Fund	1,461	15,691
Meeder Dynamic Growth Fund	985	9,574
Meeder Muirfield Fund	2,520	17,111
Meeder Quantex Fund	1,029	34,327
Meeder Infrastructure Fund	420	8,954
Total Trustee Deferred Compensation (Cost $96,638)		113,947

Global Opportunities Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $2,236,200	20	(25,296)
Russell 2000 Mini Index Futures expiring March 2017, notional value $407,070	6	(5,837)
E-mini Standard & Poors MidCap 400 Futures expiring March 2017, notional value $1,327,280	8	(26,231)
Total Futures Contracts	34	(57,364)

(1)	Cost for federal income tax purposes of $77,725,501 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,099,324
Unrealized depreciation	(1,824,998)
Net unrealized appreciation (depreciation)	$274,326

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Global Opportunities Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 47

Schedule of Investments
December 31, 2016

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — 92.2%
Consumer Discretionary — 6.9%
Aaron's, Inc. (5)	3,069	98,177
Abercrombie & Fitch Co.	369	4,428
Amazon.com, Inc. (2)(5)	710	532,407
America's Car-Mart, Inc./TX (2)	265	11,594
Arctic Cat, Inc. (2)	492	7,390
Ascena Retail Group, Inc. (2)	2,018	12,491
At Home Group, Inc. (2)	671	9,817
Barnes & Noble Education, Inc. (2)	2,577	29,558
Barnes & Noble, Inc.	1,162	12,956
Bassett Furniture Industries, Inc.	185	5,624
Best Buy Co., Inc. (5)	7,446	317,721
Big 5 Sporting Goods Corp.	87	1,509
Bloomin' Brands, Inc.	8,271	149,126
Boot Barn Holdings, Inc. (2)	241	3,017
Brinker International, Inc.	3,733	184,895
Build-A-Bear Workshop, Inc. (2)	2,140	29,425
Caleres, Inc.	473	15,524
Cato Corp./The	838	25,207
Citi Trends, Inc.	1,247	23,493
Coach, Inc. (5)	6,477	226,825
Conn's, Inc. (2)	969	12,258
Container Store Group, Inc./The (2)	4,770	30,290
Cooper-Standard Holdings, Inc. (2)	1,206	124,676
Crocs, Inc. (2)	2,633	18,062
Culp, Inc.	215	7,987
Dana, Inc.	2,420	45,932
Darden Restaurants, Inc. (5)	4,101	298,225
DeVry Education Group, Inc.	382	11,918
Dick's Sporting Goods, Inc.	1,203	63,879
DR Horton, Inc. (5)	18,254	498,881
Express, Inc. (2)	1,735	18,669
Fossil Group, Inc. (2)	2,155	55,728
Francesca's Holdings Corp. (2)	1,131	20,392
Fred's, Inc.	3,066	56,905
Gap, Inc./The	5,541	124,340
Genuine Parts Co. (5)	3,408	325,600
G-III Apparel Group, Ltd. (2)	115	3,399
Global Eagle Entertainment, Inc. (2)	395	2,552
GNC Holdings, Inc.	423	4,670
Goodyear Tire & Rubber Co./The	3,291	101,593
Gray Television, Inc. (2)	400	4,340
Groupon, Inc. (2)	2,723	9,040
Guess?, Inc.	1,146	13,867
Habit Restaurants, Inc./The (2)	1,030	17,768
Harman International Industries, Inc.	204	22,677
Haverty Furniture Cos., Inc.	912	21,614

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Hemisphere Media Group, Inc. (2)	434	4,861
Home Depot, Inc./The (5)	2,400	321,792
HSN, Inc.	2,053	70,418
ILG, Inc. (5)	20,158	366,271
International Game Technology PLC (5)	14,069	359,041
Jack in the Box, Inc.	1,197	133,633
Jamba, Inc. (2)	700	7,210
John Wiley & Sons, Inc.	788	42,946
Kirkland's, Inc. (2)	2,070	32,106
Kona Grill, Inc. (2)	658	8,258
LCI Industries	537	57,862
Liberty Media Corp-Liberty Media (2)	1,596	50,035
Liberty Tax, Inc.	280	3,752
Liberty TripAdvisor Holdings, Inc. (2)	168	2,528
Lions Gate Entertainment Corp. (2)	5,383	132,099
Lumber Liquidators Holdings, Inc. (2)(3)	625	9,838
Macy's, Inc.	5,165	184,959
Malibu Boats, Inc. (2)	118	2,251
MarineMax, Inc. (2)	588	11,378
MDC Partners, Inc.	1,923	12,596
Michael Kors Holdings, Ltd. (2)(5)	7,214	310,058
Michaels Cos., Inc./The (2)	14,275	291,924
Movado Group, Inc.	84	2,415
Nautilus, Inc. (2)	174	3,219
New Home Co., Inc./The (2)	643	7,530
New Media Investment Group, Inc.	348	5,565
Noodles & Co. (2)	2,064	8,462
Nordstrom, Inc.	2,202	105,542
Papa John's International, Inc.	173	14,805
Perry Ellis International, Inc. (2)	201	5,007
Pier 1 Imports, Inc.	1,591	13,587
PVH Corp.	1,002	90,420
Reading International, Inc. (2)	48	797
Rent-A-Center, Inc./TX	2,926	32,918
Restoration Hardware, Inc. (2)	488	14,982
Ruby Tuesday, Inc. (2)	2,503	8,085
Sears Holdings Corp. (2)(3)	2,581	23,977
Select Comfort Corp. (2)	485	10,971
Shake Shack, Inc. (2)	88	3,150
Sonic Automotive, Inc.	305	6,985
Sportsman's Warehouse Holdings, Inc. (2)	1,088	10,216
Sequential Brands Group, Inc. (2)	836	3,912
Stage Stores, Inc.	2,059	8,998
Staples, Inc. (5)	17,263	156,230
Tailored Brands, Inc.	866	22,126
Tenneco, Inc. (2)(5)	4,096	255,877
Tile Shop Holdings, Inc. (2)	740	14,467

The accompanying notes are an integral part of these financial statements.

Page 48	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Tilly's, Inc. (2)	594	7,835
Time Warner, Inc.	7,537	727,547
Townsquare Media, Inc. (2)	510	5,309
TRI Pointe Group, Inc. (2)	15,140	173,807
Tuesday Morning Corp. (2)	6,836	36,914
Tupperware Brands Corp.	3,880	204,166
Viacom, Inc. (5)	6,759	237,241
Vince Holding Corp. (2)	468	1,895
Vitamin Shoppe, Inc. (2)	365	8,669
Weight Watchers International, Inc. (2)	334	3,824
Wolverine World Wide, Inc.	3,618	79,415
Workhorse Group, Inc. (2)	44	311
Yum! Brands, Inc. (5)	2,804	177,577
ZAGG, Inc. (2)	257	1,825
Zoe's Kitchen, Inc. (2)	292	7,005
Zumiez, Inc. (2)	333	7,276
		8,543,121

Consumer Staples — 5.2%
Altria Group, Inc.	13,372	904,214
Archer-Daniels-Midland Co. (5)	10,739	490,235
Bunge, Ltd. (5)	3,854	278,413
Chefs' Warehouse, Inc./The (2)	1,032	16,306
Darling Ingredients, Inc. (2)	1,166	15,053
Dean Foods Co.	3,629	79,040
Fresh Del Monte Produce, Inc.	949	57,538
Herbalife, Ltd. (2)(5)	8,624	415,159
HRG Group, Inc. (2)	2,093	32,567
Ingles Markets, Inc.	273	13,131
Ingredion, Inc. (5)	4,032	503,839
Kroger Co./The (5)	13,570	468,301
Lifevantage Corp. (2)	84	685
Natural Grocers by Vitamin Cottage, Inc. (2)	3,051	36,276
Nu Skin Enterprises, Inc.	1,670	79,793
PepsiCo, Inc.	9,151	957,468
Philip Morris International, Inc.	10,120	925,879
Procter & Gamble Co./The	497	41,788
Tyson Foods, Inc. (5)	4,613	284,530
United Natural Foods, Inc. (2)	1,084	51,728
Village Super Market, Inc.	146	4,511
Wal-Mart Stores, Inc.	11,725	810,432
		6,466,886

Energy — 3.8%
Chesapeake Energy Corp. (2)	13,663	95,914
Chevron Corp.	502	59,085
Devon Energy Corp. (5)	11,873	542,240

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Dril-Quip, Inc. (2)	1,117	67,076
EOG Resources, Inc.	6,389	645,928
Exxon Mobil Corp. (5)	8,682	783,637
FMC Technologies, Inc. (2)	2,216	78,734
Laredo Petroleum, Inc. (2)	156	2,206
Marathon Petroleum Corp. (5)	8,906	448,417
Newfield Exploration Co. (2)	9,131	369,806
Oceaneering International, Inc.	4,234	119,441
ONEOK, Inc.	4,602	264,201
QEP Resources, Inc. (2)(5)	14,232	262,011
Rice Energy, Inc. (2)	875	18,681
Southwestern Energy Co. (2)	2,575	27,862
Tesoro Corp. (5)	2,841	248,445
Valero Energy Corp. (5)	8,972	612,966
Western Refining, Inc.	1,116	42,241
WPX Energy, Inc. (2)	830	12,093
		4,700,984

Financials — 14.6%
Aflac, Inc. (5)	8,615	599,604
Allstate Corp./The	2,619	194,120
Ally Financial, Inc.	7,571	144,000
Aspen Insurance Holdings, Ltd.	1,102	60,610
Associated Banc-Corp	1,484	36,655
Banc of California, Inc.	70	1,215
Bancorp, Inc./The (2)	319	2,507
Bank of America Corp. (5)	52,735	1,165,443
BB&T Corp. (5)	13,244	622,733
Berkshire Hathaway, Inc. (2)(5)	1,978	322,374
Chemical Financial Corp.	3,215	174,157
Chimera Investment Corp. (5)	21,347	363,326
Citigroup, Inc.	16,932	1,006,268
Citizens Financial Group, Inc.	4,877	173,768
Citizens, Inc./TX (2)	127	1,247
Customers Bancorp, Inc. (2)	214	7,665
Donnelley Financial Solutions, Inc. (2)	583	13,397
eHealth, Inc. (2)	924	9,841
Encore Capital Group, Inc. (2)	1,168	33,463
Enova International, Inc. (2)	525	6,589
Essent Group, Ltd. (2)(5)	10,029	324,639
EverBank Financial Corp. (5)	2,472	48,080
Everest Re Group, Ltd.	742	160,569
FBR & Co.	693	9,009
Federated National Holding Co.	229	4,280
Fidelity Southern Corp.	137	3,243
Fifth Third Bancorp (5)	21,352	575,863
First American Financial Corp. (5)	11,241	411,758

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 49

Schedule of Investments
December 31, 2016

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
First Connecticut Bancorp, Inc./
Farmington CT	598	13,545
First Financial Northwest, Inc.	355	7,008
First NBC Bank Holding Co. (2)	671	4,898
First Northwest Bancorp (2)	700	10,920
Flagstar Bancorp, Inc. (2)	739	19,909
FNB Corp./PA (5)	32,457	520,286
Franklin Financial Network, Inc. (2)	155	6,487
Great Western Bancorp, Inc. (5)	4,941	215,378
Hancock Holding Co.	4,128	177,917
Heritage Insurance Holdings, Inc.	133	2,084
International Bancshares Corp.	4,530	184,824
Invesco Mortgage Capital, Inc.	13,506	197,188
JPMorgan Chase & Co.	6,404	552,601
KeyCorp	7,868	143,748
Lazard, Ltd. (5)	6,988	287,137
Manning & Napier, Inc.	397	2,997
Marsh & McLennan Cos., Inc.	127	8,584
Merchants Bancshares, Inc./VT	172	9,322
MetLife, Inc.	501	26,999
MFA Financial, Inc. (5)	30,511	232,799
MGIC Investment Corp.	48,100	490,139
Morgan Stanley	16,064	678,704
National Commerce Corp. (2)	53	1,969
Nationstar Mortgage Holdings, Inc. (2)(3)	3,737	67,490
Navient Corp.	18,732	307,767
New Residential Investment Corp. (5)	20,451	321,490
Ocwen Financial Corp. (2)	587	3,164
Old Republic International Corp. (5)	16,260	308,940
Opus Bank	147	4,417
Orrstown Financial Services, Inc.	296	6,630
Pacific Mercantile Bancorp (2)	428	3,124
Patriot National, Inc.	31	144
Popular, Inc. (5)	11,845	519,048
PRA Group, Inc. (2)	440	17,204
Principal Financial Group, Inc.	9,518	550,711
Progressive Corp./The	14,536	516,028
Prudential Financial, Inc. (5)	6,138	638,720
Regional Management Corp. (2)	710	18,659
Regions Financial Corp.	26,776	384,503
Reinsurance Group of America, Inc.	4,255	535,407
Republic First Bancorp, Inc. (2)	2,200	18,370
S&P Global, Inc. (5)	5,238	563,295
Santander Consumer USA Holdings, Inc. (2)	1,520	20,520
Selective Insurance Group, Inc. (5)	10,332	444,793
SunTrust Banks, Inc. (5)	1,543	84,634
Synchrony Financial	16,357	593,268

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
TCF Financial Corp.	26,513	519,390
Unum Group (5)	11,175	490,918
US Bancorp	14,521	745,944
Walter Investment Management Corp. (2)	617	2,931
Wells Fargo & Co.	3,027	166,818
WisdomTree Investments, Inc. (3)	778	8,667
World Acceptance Corp. (2)	188	12,085
WP Glichmer, Inc. (2)	3,654	38,038
		18,184,983

Healthcare — 13.7%
AAC Holdings, Inc. (2)	957	6,929
Abbott Laboratories (5)	13,803	530,173
AbbVie, Inc. (5)	12,764	799,281
AcelRx Pharmaceuticals, Inc. (2)	6,319	16,429
Aceto Corp.	1,408	30,934
Achillion Pharmaceuticals, Inc. (2)	2,075	8,570
Addus HomeCare Corp. (2)	264	9,253
Adeptus Health, Inc. - Class A (2)(3)	968	7,396
Aduro Biotech, Inc. (2)	1,041	11,867
Advaxis, Inc. (2)	845	6,050
Adverum Biotechnologies, Inc. (2)	4,065	11,789
Aetna, Inc. (5)	4,652	576,895
Aevi Genomic Medicine, Inc. (2)	2,445	12,665
Agenus, Inc. (2)	1,461	6,019
Agile Therapeutics, Inc. (2)	839	4,782
Agilent Technologies, Inc. (5)	5,554	253,040
Air Methods Corp. (2)	82	2,612
Akebia Therapeutics, Inc. (2)	222	2,311
Align Technology, Inc. (2)(5)	3,314	318,575
Allscripts Healthcare Solutions, Inc. (2)	14,836	151,476
Almost Family, Inc. (2)	756	33,340
American Renal Associates Holdings, Inc. (2)	991	21,088
AmerisourceBergen Corp.	7,031	549,754
Amgen, Inc. (5)	5,604	819,360
Amicus Therapeutics, Inc. (2)	4,866	24,184
Ampio Pharmaceuticals, Inc. (2)	8,000	7,202
Anavex Life Sciences Corp. (2)(3)	1,490	5,900
Anthera Pharmaceuticals, Inc. (2)	9,573	6,214
Applied Genetic Technologies Corp./DE (2)	1,314	12,286
Aptevo Therapeutics, Inc. (2)	4,932	12,034
Aratana Therapeutics, Inc. (2)	873	6,268
Arena Pharmaceuticals, Inc. (2)	463	657
Array BioPharma, Inc. (2)	464	4,079
Arrowhead Pharmaceuticals, Inc. (2)	2,015	3,123
Asterias Biotherapeutics, Inc. (2)(3)	2,200	10,120
Atara Biotherapeutics, Inc. (2)	427	6,063

The accompanying notes are an integral part of these financial statements.

Page 50	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Avinger, Inc. (2)	1,237	4,577
Axovant Sciences, Ltd. (2)	67	832
Axsome Therapeutics, Inc. (2)	600	4,050
Baxter International, Inc. (5)	12,229	542,234
Bellicum Pharmaceuticals, Inc. (2)	24	327
BioCryst Pharmaceuticals, Inc. (2)	1,568	9,925
Bio-Path Holdings, Inc. (2)	3,352	4,525
BioScrip, Inc. (2)	1,518	1,579
Boston Scientific Corp. (2)	1,146	24,788
Bruker Corp.	5,863	124,178
Capital Senior Living Corp. (2)	1,777	28,521
Cara Therapeutics, Inc. (2)	684	6,354
Cardinal Health, Inc. (5)	5,083	365,824
Castlight Health, Inc. (2)	1,843	9,123
Celldex Therapeutics, Inc. (2)	5,235	18,532
Cellular Biomedicine Group, Inc. (2)	354	4,637
Cempra, Inc. (2)(3)	1,594	4,463
ChemoCentryx, Inc. (2)	891	6,593
Chimerix, Inc. (2)	4,321	19,877
ChromaDex Corp. (2)	751	2,486
Cidara Therapeutics, Inc. (2)	1,782	18,533
Civitas Solutions, Inc. (2)	600	11,940
Clovis Oncology, Inc. (2)	214	9,506
Coherus Biosciences, Inc. (2)	53	1,492
Collegium Pharmaceutical, Inc. (2)	448	6,975
Community Health Systems, Inc. (2)	569	3,181
Computer Programs & Systems, Inc.	548	12,933
Concert Pharmaceuticals, Inc. (2)	1,502	15,456
ConforMIS, Inc. (2)	1,353	10,959
Corindus Vascular Robotics, Inc. (2)	6,675	4,662
CorVel Corp. (2)	428	15,665
Cotiviti Holdings, Inc. (2)	618	21,259
CR Bard, Inc. (5)	1,386	311,379
Cross Country Healthcare, Inc. (2)	1,519	23,712
Cytokinetics, Inc. (2)	266	3,232
CytomX Therapeutics, Inc. (2)	541	5,946
CytRx Corp. (2)	19,420	7,228
DENTSPLY SIRONA, Inc.	2,791	161,124
Dimension Therapeutics, Inc. (2)	1,971	8,574
Durect Corp. (2)	9,100	12,194
Dyax Corp. Contingent Value Rights (2)(9)	6,220	—
Dynavax Technologies Corp. (2)	4,781	18,885
Eagle Pharmaceuticals, Inc./DE (2)	54	4,284
Editas Medicine, Inc. (2)	428	6,946
Edwards Lifesciences Corp. (2)	282	26,423
Egalet Corp. (2)	1,705	13,043
Eiger BioPharmaceuticals, Inc. (2)	568	6,617

Spectrum Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Endocyte, Inc. (2)	5,657	14,425
Epizyme, Inc. (2)	32	387
Esperion Therapeutics, Inc. (2)	2,956	37,009
FibroGen, Inc. (2)	226	4,836
Five Prime Therapeutics, Inc. (2)	829	41,541
Flex Pharma, Inc. (2)	703	3,712
Flexion Therapeutics, Inc. (2)	316	6,010
Fluidigm Corp. (2)	608	4,426
Fortress Biotech, Inc. (2)	1,800	4,860
Galena Biopharma, Inc. (2)	1,787	3,467
Genesis Healthcare, Inc. (2)	5,839	24,816
Geron Corp. (2)	3,616	7,485
Gilead Sciences, Inc. (5)	10,840	776,252
Global Blood Therapeutics, Inc. (2)	636	9,190
GlycoMimetics, Inc. (2)	233	1,421
Halozyme Therapeutics, Inc. (2)	1,035	10,226
HCA Holdings, Inc. (2)(5)	7,920	586,238
Heron Therapeutics, Inc. (2)	399	5,227
Hill-Rom Holdings, Inc. (5)	5,582	313,373
HMS Holdings Corp. (2)	4,256	77,289
Hologic, Inc. (2)	1,262	50,631
Idera Pharmaceuticals, Inc. (2)	5,461	8,192
IDEXX Laboratories, Inc. (2)(5)	2,529	296,576
Ignyta, Inc. (2)	2,765	14,655
Immune Design Corp. (2)	1,696	9,328
ImmunoGen, Inc. (2)	16,194	33,036
Immunomedics, Inc. (2)	680	2,496
Infinity Pharmaceuticals, Inc. (2)	8,138	10,986
Inotek Pharmaceuticals Corp. (2)	801	4,886
Inovio Pharmaceuticals, Inc. (2)	792	5,496
Insys Therapeutics, Inc. (2)(3)	1,045	9,614
Intellia Therapeutics, Inc. (2)	387	5,074
Intersect ENT, Inc. (2)	482	5,832
Intra-Cellular Therapies, Inc. (2)	2,016	30,421
Invitae Corp. (2)	1,142	9,067
InVivo Therapeutics Holdings Corp. (2)	1,140	4,788
iRadimed Corp. (2)	879	9,757
Johnson & Johnson (5)	12,191	1,404,524
Kadmon Holdings, Inc. (2)(3)	1,036	5,543
Karyopharm Therapeutics, Inc. (2)	597	5,612
Kindred Healthcare, Inc.	1,329	10,433
La Jolla Pharmaceutical Co. (2)	772	13,533
Landauer, Inc.	55	2,646
Lannett Co., Inc. (2)	337	7,431
LHC Group, Inc. (2)	475	21,708
Lipocine, Inc. (2)(3)	3,527	12,979
Loxo Oncology, Inc. (2)	67	2,152

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 51

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
MacroGenics, Inc. (2)	52	1,063
Mallinckrodt PLC (2)	1,482	73,833
MannKind Corp. (2)	29,404	18,722
Masimo Corp. (2)(5)	6,348	427,855
Medtronic PLC (5)	10,474	746,063
Merck & Co., Inc. (5)	14,050	827,124
Merrimack Pharmaceuticals, Inc. (2)(3)	1,225	4,998
Mirati Therapeutics, Inc. (2)	1,734	8,237
Momenta Pharmaceuticals, Inc. (2)	223	3,356
Myriad Genetics, Inc. (2)	111	1,850
NantHealth, Inc. (2)	289	2,873
NantKwest, Inc. (2)	1,705	9,753
Natera, Inc. (2)	59	691
Neos Therapeutics, Inc. (2)(3)	3,100	18,135
NewLink Genetics Corp. (2)	1,792	18,422
Novavax, Inc. (2)(3)	5,153	6,493
Novocure, Ltd. (2)	382	2,999
Ocular Therapeutix, Inc. (2)	1,388	11,618
Omeros Corp. (2)	465	4,613
OncoMed Pharmaceuticals, Inc. (2)	2,975	22,937
Ophthotech Corp. (2)	492	2,376
Organovo Holdings, Inc. (2)(3)	2,332	7,905
Osiris Therapeutics, Inc. (2)	2,361	11,593
Otonomy, Inc. (2)	1,263	20,082
OvaScience, Inc. (2)	4,201	6,428
Pacira Pharmaceuticals, Inc./DE (2)	590	19,057
Paratek Pharmaceuticals, Inc. (2)	1,057	16,278
PAREXEL International Corp. (2)	1,154	75,841
Pfenex, Inc. (2)	34	308
Pfizer, Inc.	33,093	1,074,861
PharMerica Corp. (2)	489	12,298
Portola Pharmaceuticals, Inc. (2)	896	20,106
Progenics Pharmaceuticals, Inc. (2)	639	5,521
Proteostasis Therapeutics, Inc. (2)	29	356
Providence Service Corp./The (2)	437	16,628
PTC Therapeutics, Inc. (2)	1,158	12,634
Puma Biotechnology, Inc. (2)	3	92
Quality Systems, Inc. (2)	322	4,234
Quest Diagnostics, Inc. (5)	4,654	427,703
Quorum Health Corp. (2)	1,469	10,680
RadNet, Inc. (2)	190	1,226
Regulus Therapeutics, Inc. (2)	8,811	19,825
Revance Therapeutics, Inc. (2)	759	15,711
Rigel Pharmaceuticals, Inc. (2)	2,794	6,650
Rockwell Medical, Inc. (2)(3)	1,563	10,238
Sangamo Therapeutics, Inc. (2)	4,204	12,822
Second Sight Medical Products, Inc. (2)	2,978	5,867
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Seres Therapeutics, Inc. (2)	1,279	12,662
Sorrento Therapeutics, Inc. (2)	806	3,949
Spectrum Pharmaceuticals, Inc. (2)	2,054	9,099
St Jude Medical, Inc.	7,085	568,146
Stemline Therapeutics, Inc. (2)	918	9,823
Stryker Corp.	812	97,286
Sucampo Pharmaceuticals, Inc. (2)	327	4,431
Surgery Partners, Inc. (2)	131	2,076
Syndax Pharmaceuticals, Inc. (2)	216	1,549
Synthetic Biologics, Inc. (2)	13,300	10,143
Syros Pharmaceuticals, Inc. (2)	96	1,167
T2 Biosystems, Inc. (2)(3)	2,270	11,940
Tandem Diabetes Care, Inc. (2)	1,500	3,225
Teladoc, Inc. (2)	856	14,124
Teligent, Inc. (2)	2,991	19,771
Tetraphase Pharmaceuticals, Inc. (2)	6,301	25,393
TG Therapeutics, Inc. (2)	3,386	15,745
Thermo Fisher Scientific, Inc.	3,091	436,140
Titan Pharmaceuticals, Inc. (2)	724	2,896
Tokai Pharmaceuticals, Inc. (2)(3)	8,598	8,408
TransEnterix, Inc. (2)	2,245	2,919
Trevena, Inc. (2)	5,552	32,646
Trovagene, Inc. (2)	6,188	12,995
United Therapeutics Corp. (2)(5)	2,054	294,605
UnitedHealth Group, Inc. (5)	5,785	925,831
Universal American Corp. (2)	119	1,184
US Physical Therapy, Inc.	127	8,915
Veracyte, Inc. (2)	394	3,050
ViewRay, Inc. (2)	624	1,953
Vital Therapies, Inc. (2)	2,231	9,705
Voyager Therapeutics, Inc. (2)	11	140
vTv Therapeutics, Inc. (2)	1,658	8,008
VWR Corp. (2)	11,548	289,046
XBiotech, Inc. (2)	15	152
Zafgen, Inc. (2)	6,215	19,764
ZIOPHARM Oncology, Inc. (2)(3)	2,966	15,868
Zogenix, Inc. (2)	984	11,956
		17,069,542

Industrials — 10.8%
3M Co.	1,949	348,033
AECOM (2)(5)	7,805	283,790
American Airlines Group, Inc. (5)	11,252	525,356
AO Smith Corp. (5)	2,962	140,251
Applied Industrial Technologies, Inc.	2,981	177,071
Barnes Group, Inc.	2,422	114,851
Boeing Co./The	662	103,060

The accompanying notes are an integral part of these financial statements.

Page 52	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Brady Corp.	3,172	119,109
Brink's Co./The (5)	4,074	168,053
Carlisle Cos., Inc. (5)	4,609	508,326
Cogint, Inc. (2)	786	2,712
Crane Co. (5)	6,696	482,916
Cummins, Inc. (5)	3,933	537,523
Deluxe Corp.	2,086	149,378
Dover Corp. (5)	6,920	518,516
Dun & Bradstreet Corp./The (5)	3,945	478,607
Eaton Corp. PLC (5)	8,725	585,360
EMCOR Group, Inc.	589	41,678
EnerSys (5)	2,911	227,349
Fluor Corp. (5)	9,352	491,167
Fortive Corp. (5)	6,423	344,465
General Electric Co. (5)	8,547	270,085
Hawaiian Holdings, Inc. (2)	701	39,957
HC2 Holdings, Inc. (2)	1,300	7,709
HD Supply Holdings, Inc. (2)(5)	12,681	539,069
Herman Miller, Inc.	5,527	189,023
Hillenbrand, Inc.	707	27,113
Huntington Ingalls Industries, Inc. (5)	2,854	525,678
Illinois Tool Works, Inc.	1,505	184,302
Ingersoll-Rand PLC (5)	6,965	522,654
Landstar System, Inc.	2,300	196,190
LSC Communications, Inc.	259	7,687
ManpowerGroup, Inc.	1,515	134,638
Masco Corp. (5)	13,255	419,123
Matson, Inc.	1,327	46,963
Moog, Inc. (2)	350	22,988
Mueller Industries, Inc.	200	7,992
Navistar International Corp. (2)	723	22,681
NL Industries, Inc. (2)	3	24
Parker-Hannifin Corp.	2,413	337,820
Pitney Bowes, Inc. (5)	28,398	431,366
Radiant Logistics, Inc. (2)	2,792	10,889
Regal Beloit Corp.	1,096	75,898
Rexnord Corp. (2)	2,315	45,351
Rockwell Automation, Inc.	2,806	377,126
RR Donnelley & Sons Co.	1,418	23,142
Scorpio Bulkers, Inc. (2)(3)	2,824	14,261
SkyWest, Inc.	203	7,399
Spirit AeroSystems Holdings, Inc. (5)	6,336	369,706
Swift Transportation Co. (2)	859	20,925
Tetra Tech, Inc.	559	24,121
Timken Co./The	5,716	226,925
TRC Cos., Inc. (2)	173	1,834
Trinity Industries, Inc.	7,180	199,317
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Union Pacific Corp.	2,529	262,207
United Continental Holdings, Inc. (2)	7,745	564,455
United Parcel Service, Inc. (5)	2,570	294,625
United Rentals, Inc. (2)(5)	767	80,980
Universal Forest Products, Inc.	2,629	268,631
USA Truck, Inc. (2)	420	3,658
West Corp. (5)	4,544	112,509
Xylem, Inc./NY (5)	5,973	295,783
YRC Worldwide, Inc. (2)	244	3,240
		13,563,615

Information Technology — 22.8%
Acacia Communications, Inc. (2)	76	4,693
Accenture PLC (5)	5,979	700,320
Activision Blizzard, Inc. (5)	7,258	262,086
Advanced Energy Industries, Inc. (2)	217	11,881
Aerohive Networks, Inc. (2)	2,500	14,250
Alphabet, Inc. - Class A (2)(5)	199	157,698
Alphabet, Inc. - Class C (2)(5)	190	146,646
Amkor Technology, Inc. (2)	7,043	74,304
Apple, Inc. (5)	20,290	2,349,986
Applied Materials, Inc. (5)	19,027	614,001
Applied Optoelectronics, Inc. (2)	142	3,328
ARRIS International PLC (2)(5)	3,782	113,952
Aspen Technology, Inc. (2)	3,760	205,597
Autobytel, Inc. (2)	585	7,868
Avid Technology, Inc. (2)	397	1,747
Avnet, Inc. (5)	9,626	458,294
Black Box Corp.	311	4,743
Booz Allen Hamilton Holding Corp. (5)	10,032	361,854
Broadridge Financial Solutions, Inc. (5)	7,663	508,057
Brocade Communications Systems, Inc. (5)	1,161	14,501
CA, Inc. (5)	16,780	533,101
Cadence Design Systems, Inc. (2)(5)	19,861	500,894
Calix, Inc. (2)	321	2,472
Cardtronics PLC (2)	698	38,090
CDK Global, Inc. (5)	7,720	460,807
Cirrus Logic, Inc. (2)	2,286	129,250
Cisco Systems, Inc. (5)	31,697	957,883
Citrix Systems, Inc. (2)(5)	6,063	541,487
CommVault Systems, Inc. (2)	1,339	68,825
Computer Sciences Corp. (5)	8,654	514,221
Comtech Telecommunications Corp.	85	1,007
Convergys Corp.	635	15,596
CSRA, Inc.	771	24,549
Dell Technologies, Inc. Class V (2)(5)	9,163	503,690
DHI Group, Inc. (2)	197	1,231

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 53

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
eBay, Inc. (2)(5)	20,703	614,672
Electronic Arts, Inc. (2)	6,543	515,327
EMCORE Corp.	1,163	10,118
Facebook, Inc. (2)(5)	1,609	185,115
Fair Isaac Corp.	814	97,045
Gigamon, Inc. (2)	682	31,065
Gogo, Inc. (2)	490	4,518
Hewlett Packard Enterprise Co. (5)	26,648	616,635
Hortonworks, Inc. (2)	1,420	11,800
HP, Inc. (5)	39,157	581,090
Immersion Corp. (2)	790	8,398
Imperva, Inc. (2)	174	6,682
Infinera Corp. (2)	155	1,316
Intel Corp. (5)	28,078	1,018,388
InterDigital, Inc./PA	580	52,983
International Business Machines Corp. (5)	5,646	937,180
Intuit, Inc. (5)	5,061	580,041
Jabil Circuit, Inc. (5)	19,947	472,145
Keysight Technologies, Inc. (2)	6,806	248,895
KLA-Tencor Corp.	6,524	513,308
Limelight Networks, Inc. (2)	458	1,154
Linear Technology Corp. (5)	8,758	546,061
ManTech International Corp./VA	33	1,394
Marchex, Inc. (2)	1,500	3,975
Mastercard, Inc. (5)	7,671	792,031
Match Group, Inc. (2)	1,529	26,146
Maxim Integrated Products, Inc.	12,299	474,372
Maxwell Technologies, Inc. (2)	24	123
Mentor Graphics Corp. (5)	9,056	334,076
Micron Technology, Inc. (2)	28,097	615,886
Microsoft Corp. (5)	30,095	1,870,102
MicroStrategy, Inc. (2)	47	9,278
Motorola Solutions, Inc.	6,584	545,748
NCR Corp. (2)	5,064	205,396
NetApp, Inc.	3,428	120,906
NETGEAR, Inc. (2)	368	20,001
NIC, Inc.	2,822	67,446
Nimble Storage, Inc. (2)	743	5,885
ON Semiconductor Corp. (2)	31,157	397,563
Oracle Corp.	21,265	817,639
Paychex, Inc.	1,800	109,584
PFSweb, Inc. (2)	377	3,205
QUALCOMM, Inc. (5)	11,966	780,183
QuinStreet, Inc. (2)	1,968	7,400
Rapid7, Inc. (2)	492	5,988
RealNetworks, Inc. (2)	257	1,249
Red Hat, Inc. (2)	875	60,988
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Rosetta Stone, Inc. (2)	1,223	10,897
Rubicon Project, Inc./The (2)	1,226	9,097
Sanmina Corp. (2)	10,163	372,474
Science Applications International Corp.	2,289	194,107
Semtech Corp. (2)(5)	3,281	103,516
Shutterstock, Inc. (2)(5)	1,326	63,012
Silicon Laboratories, Inc. (2)	270	17,550
Sonus Networks, Inc. (2)	916	5,771
Symantec Corp. (5)	22,273	532,102
Synopsys, Inc. (2)(5)	8,655	509,433
Teradyne, Inc. (5)	15,011	381,279
Texas Instruments, Inc.	9,889	721,600
TiVo Corp. (2)	4,577	95,659
Travelport Worldwide, Ltd.	11,599	163,546
Unisys Corp. (2)	87	1,301
Versum Materials, Inc. (2)	1,637	45,951
Western Union Co./The (5)	4,726	102,649
Xerox Corp. (5)	54,416	475,052
Zillow Group, Inc. (2)	766	27,936
		28,472,341

Materials — 3.5%
Avery Dennison Corp. (5)	6,334	444,773
Boise Cascade Co. (2)	370	8,325
Cabot Corp.	1,296	65,500
Coeur Mining, Inc. (2)	997	9,063
Domtar Corp.	1,835	71,620
Eagle Materials, Inc.	1,798	177,157
Freeport-McMoRan, Inc. (2)(5)	35,283	465,383
GCP Applied Technologies, Inc. (2)(5)	4,915	131,476
Graphic Packaging Holding Co.	1,610	20,093
Greif, Inc.	148	7,594
Innospec, Inc.	496	33,976
International Paper Co. (5)	5,222	277,079
LyondellBasell Industries NV (5)	6,895	591,453
Newmont Mining Corp. (5)	15,298	521,203
Nucor Corp. (5)	6,758	402,236
Owens-Illinois, Inc. (2)	5,571	96,991
Reliance Steel & Aluminum Co. (5)	5,424	431,425
Steel Dynamics, Inc.	13,544	481,896
Trinseo SA	1,245	73,829
		4,311,072

Real Estate Investment Trust — 4.4%
CBL & Associates Properties, Inc.	8,675	99,763
CBRE Group, Inc. (2)(5)	17,038	536,527
Communications Sales & Leasing, Inc.	8,410	213,698

The accompanying notes are an integral part of these financial statements.

Page 54	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
Corporate Office Properties Trust	11,634	363,213
CoreCivic, Inc.	942	23,041
Duke Realty Corp.	7,505	199,333
Farmland Partners, Inc.	844	9,419
Gaming and Leisure Properties, Inc. (5)	10,446	319,857
Highwoods Properties, Inc. (5)	10,652	543,359
Hospitality Properties Trust (5)	17,172	545,039
Iron Mountain, Inc. (5)	14,793	480,477
Jones Lang LaSalle, Inc.	2,199	222,187
Lamar Advertising Co.	2,165	145,575
LaSalle Hotel Properties	1,235	37,630
Lexington Realty Trust	31,204	337,003
Liberty Property Trust	11,216	443,032
National Health Investors, Inc.	4,196	311,217
NorthStar Realty Finance Corp.	4,382	66,387
Potlatch Corp.	154	6,414
RLJ Lodging Trust	7,330	179,512
Ryman Hospitality Properties, Inc.	3,339	210,390
Sabra Health Care REIT, Inc.	149	3,639
Senior Housing Properties Trust	1,308	24,760
Sunstone Hotel Investors, Inc.	4,959	75,625
Xenia Hotels & Resorts, Inc.	3,667	71,213
		5,468,310

Telecommunication Services — 2.7%
AT&T, Inc.	30,405	1,293,124
CenturyLink, Inc. (5)	19,758	469,845
Triple-S Management Corp., Inc. (2)	1,079	22,335
Telephone & Data Systems, Inc. (5)	14,427	416,507
Verizon Communications, Inc.	21,813	1,164,378
Vonage Holdings Corp.	3,250	22,263
		3,388,452

Utilities — 3.8%
AES Corp./VA (5)	42,633	495,395
Edison International (5)	3,161	227,560
El Paso Electric Co.	1,987	92,396
Entergy Corp. (5)	2,942	216,149
Exelon Corp. (5)	17,312	614,403
FirstEnergy Corp. (5)	17,979	556,810
Genie Energy, Ltd.	1,195	6,871
NiSource, Inc. (5)	22,958	508,290
NRG Yield, Inc.	2,796	42,947
OGE Energy Corp.	579	19,368
Pinnacle West Capital Corp.	2,847	222,151
Portland General Electric Co. (5)	9,439	408,992
Southwest Gas Holdings, Inc.	6,813	522,012
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Long — continued
UGI Corp.	12,026	554,158
Westar Energy, Inc.	4,259	239,995
		4,727,497

Total Common Stocks - Long (Cost $110,882,233)		114,896,803

Money Market Registered Investment Companies — 5.9%
Morgan Stanley Government Institutional Fund, 0.44% (4)	236,673	236,673
Meeder Institutional Prime Money Market Fund 0.64% (6)	7,074,693	7,075,401
Total Money Market Registered Investment Companies (Cost $7,312,046)		7,312,074

Bank Obligations — 0.2%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (7)	249,000	249,000
Total Bank Obligations (Cost $249,000)		249,000
Total Investments - Long — 98.3% (Cost $118,443,279) (1)		122,457,877
Total Securities Sold Short — (37.7%) (Proceeds Received $(46,237,362))		(47,004,069)
Other Assets less Liabilities — 39.4%		49,064,077
Total Net Assets — 100.0%		124,517,885

Common Stocks - Short — (37.7%)
Consumer Discretionary — (6.4%)
Buffalo Wild Wings, Inc. (2)	(560)	(86,464)
CalAtlantic Group, Inc.	(11,580)	(393,836)
Career Education Corp. (2)	(1,961)	(19,786)
CarMax, Inc. (2)	(8,312)	(535,210)
Charter Communications, Inc. (2)	(1,428)	(411,150)
Chipotle Mexican Grill, Inc. (2)	(1,364)	(514,664)
Columbia Sportswear Co.	(2,434)	(141,902)
Core-Mark Holding Co., Inc.	(1,420)	(61,159)
Dollar Tree, Inc. (2)	(5,991)	(462,385)
Dorman Products, Inc. (2)	(298)	(21,772)
Five Below, Inc. (2)	(4,818)	(192,527)
Hanesbrands, Inc.	(10,653)	(229,785)
Horizon Global Corp. (2)	(1,064)	(25,536)
Hyatt Hotels Corp. (2)	(323)	(17,849)
IMAX Corp. (2)	(1,305)	(40,977)
Kate Spade & Co. (2)	(549)	(10,250)
L Brands, Inc.	(7,143)	(470,295)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 55

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Liberty Broadband Corp. (2)	(7,953)	(576,273)
Lululemon Athletica, Inc. (2)	(5,653)	(367,388)
Madison Square Garden Co./The (2)	(3,277)	(562,038)
Modine Manufacturing Co. (2)	(264)	(3,934)
Monro Muffler Brake, Inc.	(3,810)	(217,932)
Netflix, Inc. (2)	(3,381)	(418,568)
Norwegian Cruise Line Holdings, Ltd. (2)	(2,358)	(100,286)
Panera Bread Co. (2)	(889)	(182,325)
Polaris Industries, Inc.	(69)	(5,685)
Signet Jewelers, Ltd.	(1,375)	(129,608)
Spartan Motors, Inc.	(2,310)	(21,368)
Starbucks Corp.	(3,057)	(169,725)
Tesla Motors, Inc. (2)	(2,512)	(536,789)
Toll Brothers, Inc. (2)	(15,720)	(487,320)
Tribune Media Co.	(8,635)	(302,052)
UCP, Inc. (2)	(1,100)	(13,255)
Under Armour, Inc. (2)	(4,116)	(119,570)
Vista Outdoor, Inc. (2)	(436)	(16,088)
Wendy's Co./The	(11,326)	(153,128)
		(8,018,879)

Consumer Staples — (2.4%)
Alliance One International, Inc. (2)	(362)	(6,950)
Boston Beer Co., Inc./The (2)	(276)	(46,879)
Constellation Brands, Inc.	(3,172)	(486,299)
Coty, Inc.	(29,893)	(547,341)
Edgewell Personal Care Co. (2)	(1,528)	(111,529)
Farmer Brothers Co. (2)	(129)	(4,734)
Hain Celestial Group, Inc./The (2)	(4,505)	(175,830)
Kraft Heinz Co./The	(5,028)	(439,045)
Molson Coors Brewing Co.	(1,880)	(182,943)
Monster Beverage Corp. (2)	(11,578)	(513,369)
Oil-Dri Corp of America	(73)	(2,789)
PriceSmart, Inc.	(1,685)	(140,698)
Seneca Foods Corp. (2)	(259)	(10,373)
Snyder's-Lance, Inc.	(1,192)	(45,701)
Sprouts Farmers Market, Inc. (2)	(10,333)	(195,500)
TreeHouse Foods, Inc. (2)	(483)	(34,868)
Turning Point Brands, Inc. (2)	(300)	(3,675)
Vector Group, Ltd.	(2,989)	(67,970)
		(3,016,493)

Energy — (1.6%)
Cheniere Energy, Inc. (2)	(13,577)	(562,495)
CONSOL Energy, Inc.	(1,432)	(26,105)
Dawson Geophysical Co./old (2)	(1,100)	(8,844)
Geospace Technologies Corp. (2)	(196)	(3,991)
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Hess Corp.	(8,479)	(528,157)
Matador Resources Co. (2)	(7,431)	(191,423)
Occidental Petroleum Corp.	(5,694)	(405,584)
Pioneer Energy Services Corp. (2)	(2,581)	(17,680)
REX American Resources Corp. (2)	(357)	(35,254)
RPC, Inc.	(3,610)	(71,514)
SemGroup Corp.	(2,064)	(86,172)
Synergy Resources Corp. (2)	(4,833)	(43,062)
US Silica Holdings, Inc.	(992)	(56,227)
Weatherford International PLC (2)	(2,280)	(11,377)
		(2,047,885)

Financials — (5.0%)
Affiliated Managers Group, Inc. (2)	(983)	(142,830)
Ambac Financial Group, Inc. (2)	(133)	(2,993)
American International Group, Inc.	(422)	(27,561)
Anworth Mortgage Asset Corp.	(11,554)	(59,734)
Astoria Financial Corp.	(4,504)	(84,000)
Bank of the Ozarks, Inc.	(10,711)	(563,290)
BankUnited, Inc.	(325)	(12,249)
Banner Corp.	(4,436)	(247,573)
Capital Bank Financial Corp.	(5,460)	(214,305)
Dynex Capital, Inc.	(394)	(2,687)
Financial Engines, Inc.	(1,979)	(72,728)
First Hawaiian, Inc.	(6,177)	(215,083)
Global Indemnity, Ltd. (2)	(940)	(35,917)
Home BancShares, Inc./AR	(5,933)	(164,759)
Intercontinental Exchange, Inc.	(345)	(19,465)
Investors Bancorp, Inc.	(12,836)	(179,062)
Kinsale Capital Group, Inc.	(111)	(3,775)
LendingClub Corp. (2)	(3,539)	(18,580)
MBIA, Inc. (2)	(106)	(1,134)
Mercury General Corp.	(5,205)	(313,393)
New York Community Bancorp, Inc.	(32,853)	(522,691)
New York Mortgage Trust, Inc.	(2,613)	(17,246)
OneBeacon Insurance Group, Ltd.	(342)	(5,489)
Owens Realty Mortgage, Inc.	(48)	(889)
Pinnacle Financial Partners, Inc.	(2,108)	(146,084)
ProAssurance Corp.	(4,762)	(267,624)
RenaissanceRe Holdings, Ltd.	(3,744)	(510,008)
RLI Corp.	(7,107)	(448,665)
SEI Investments Co.	(2,250)	(111,060)
Signature Bank/New York NY (2)	(3,562)	(535,012)
Stifel Financial Corp. (2)	(3,245)	(162,088)
TFS Financial Corp.	(29,247)	(556,863)
United Bankshares, Inc./WV	(8,969)	(414,816)

The accompanying notes are an integral part of these financial statements.

Page 56	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
White Mountains Insurance Group, Ltd.	(80)	(66,884)
		(6,146,537)

Healthcare — (3.8%)
Acadia Healthcare Co., Inc. (2)	(3,312)	(109,627)
ACADIA Pharmaceuticals, Inc. (2)	(557)	(16,064)
Alkermes PLC (2)	(301)	(16,730)
Allergan plc (2)	(2,046)	(429,680)
Alnylam Pharmaceuticals, Inc. (2)	(1,333)	(49,908)
ARIAD Pharmaceuticals, Inc. (2)	(2,905)	(36,138)
athenahealth, Inc. (2)	(3,844)	(404,273)
BioMarin Pharmaceutical, Inc. (2)	(234)	(19,385)
Bluebird Bio, Inc. (2)	(480)	(29,616)
Bristol-Myers Squibb Co.	(5,121)	(299,271)
Brookdale Senior Living, Inc. (2)	(7,998)	(99,335)
DaVita, Inc. (2)	(7,688)	(493,570)
DexCom, Inc. (2)	(5,227)	(312,052)
Envision Healthcare Corp. (2)	(2,364)	(149,618)
Exact Sciences Corp. (2)	(64)	(855)
Incyte Corp. (2)	(4,490)	(450,211)
Insulet Corp. (2)	(2,597)	(97,855)
Ionis Pharmaceuticals, Inc. (2)	(731)	(34,964)
IRIDEX Corp. (2)	(139)	(1,954)
Juno Therapeutics, Inc. (2)	(2,431)	(45,824)
Kite Pharma, Inc. (2)	(1,392)	(62,417)
Medicines Co./The (2)	(3,818)	(129,583)
MEDNAX, Inc. (2)	(1,742)	(116,122)
Nektar Therapeutics (2)	(977)	(11,988)
Neurocrine Biosciences, Inc. (2)	(882)	(34,133)
Nevro Corp. (2)	(2,232)	(162,177)
NxStage Medical, Inc. (2)	(435)	(11,401)
Penumbra, Inc. (2)	(336)	(21,437)
Perrigo Co. PLC	(2,683)	(223,306)
Prothena Corp. PLC (2)	(767)	(37,729)
Radius Health, Inc. (2)	(1,584)	(60,240)
Regeneron Pharmaceuticals, Inc. (2)	(203)	(74,519)
Sage Therapeutics, Inc. (2)	(1,163)	(59,383)
Team Health Holdings, Inc. (2)	(2,046)	(88,899)
TESARO, Inc. (2)	(441)	(59,306)
Ultragenyx Pharmaceutical, Inc. (2)	(906)	(63,701)
Vertex Pharmaceuticals, Inc. (2)	(2,768)	(203,919)
Wright Medical Group NV (2)	(9,616)	(220,976)
		(4,738,166)

Industrials — (5.9%)
2U, Inc. (2)	(3,001)	(90,480)
Acuity Brands, Inc.	(2,218)	(512,047)
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Argan, Inc.	(566)	(39,931)
Air Lease Corp.	(6,621)	(227,299)
Alamo Group, Inc.	(333)	(25,341)
Allegiant Travel Co.	(521)	(86,694)
Ameresco, Inc. (2)	(1,266)	(6,963)
Armstrong Flooring, Inc. (2)	(654)	(13,021)
Armstrong World Industries, Inc. (2)	(12,382)	(517,568)
CAI International, Inc. (2)	(51)	(442)
Clean Harbors, Inc. (2)	(204)	(11,353)
Columbus McKinnon Corp./NY	(189)	(5,111)
Covanta Holding Corp.	(23,655)	(369,018)
Exponent, Inc.	(133)	(8,020)
Flowserve Corp.	(3,588)	(172,403)
Gencor Industries, Inc. (2)	(600)	(9,420)
Genesee & Wyoming, Inc. (2)	(98)	(6,802)
GMS, Inc. (2)	(2,853)	(83,536)
Great Lakes Dredge & Dock Corp. (2)	(5,117)	(21,491)
Harsco Corp.	(431)	(5,862)
Healthcare Services Group, Inc.	(11,853)	(464,282)
Heartland Express, Inc.	(1,121)	(22,824)
HEICO Corp.	(3,923)	(302,659)
Hexcel Corp.	(6,763)	(347,889)
Hurco Cos., Inc.	(200)	(6,620)
IES Holdings, Inc. (2)	(1,300)	(24,895)
Kadant, Inc.	(200)	(12,240)
KEYW Holding Corp./The (2)	(428)	(5,046)
KLX, Inc. (2)	(2,218)	(100,054)
Macquarie Infrastructure Corp.	(1,166)	(95,262)
Manitowoc Co., Inc./The (2)	(460)	(2,751)
Middleby Corp./The (2)	(4,281)	(551,435)
Milacron Holdings Corp. (2)	(317)	(5,906)
Miller Industries, Inc./TN	(500)	(13,225)
MYR Group, Inc. (2)	(1,712)	(64,508)
Orbital ATK, Inc.	(1,829)	(160,458)
Orion Group Holdings, Inc. (2)	(2,070)	(20,597)
Patrick Industries, Inc. (2)	(46)	(3,510)
Roadrunner Transportation Systems, Inc. (2)	(1,012)	(10,515)
Rockwell Collins, Inc.	(255)	(23,654)
Rollins, Inc.	(842)	(28,443)
Roper Technologies, Inc.	(2,862)	(523,975)
SiteOne Landscape Supply, Inc. (2)	(59)	(2,049)
Snap-on, Inc.	(3,143)	(538,302)
Spirit Airlines, Inc. (2)	(1,445)	(83,608)
SPX Corp. (2)	(1,027)	(24,360)
Stericycle, Inc. (2)	(6,881)	(530,112)
Supreme Industries, Inc.	(134)	(2,104)
Titan International, Inc.	(1,784)	(19,999)

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 57

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
TransDigm Group, Inc.	(2,207)	(549,455)
Tutor Perini Corp. (2)	(374)	(10,472)
Verisk Analytics, Inc. (2)	(124)	(10,065)
Wabtec Corp./DE	(5,898)	(489,652)
WageWorks, Inc. (2)	(7)	(508)
		(7,264,236)

Information Technology — (4.7%)
Alpha & Omega Semiconductor, Ltd. (2)	(782)	(16,633)
Arista Networks, Inc. (2)	(3,490)	(337,727)
Cavium, Inc. (2)	(7,554)	(471,672)
Cornerstone OnDemand, Inc. (2)	(1,907)	(80,685)
CoStar Group, Inc. (2)	(2,978)	(561,323)
Cypress Semiconductor Corp.	(1,938)	(22,171)
Electronics For Imaging, Inc. (2)	(493)	(21,623)
Envestnet, Inc. (2)	(2,580)	(90,945)
FireEye, Inc. (2)	(4,947)	(58,869)
Fortinet, Inc. (2)	(79)	(2,379)
Guidewire Software, Inc. (2)	(2,429)	(119,823)
HubSpot, Inc. (2)	(737)	(34,639)
MACOM Technology Solutions
Holdings, Inc. (2)	(3,250)	(150,410)
NetScout Systems, Inc. (2)	(1,710)	(53,865)
New Relic, Inc. (2)	(5,437)	(153,595)
Palo Alto Networks, Inc. (2)	(3,202)	(400,410)
Pandora Media, Inc. (2)	(3,459)	(45,105)
Paylocity Holding Corp. (2)	(1,274)	(38,233)
PDF Solutions, Inc. (2)	(755)	(17,025)
Proofpoint, Inc. (2)	(2,033)	(143,631)
ServiceNow, Inc. (2)	(1,431)	(106,381)
Splunk, Inc. (2)	(7,697)	(393,702)
SS&C Technologies Holdings, Inc.	(1,189)	(34,005)
Tableau Software, Inc. (2)	(1,580)	(66,597)
Twitter, Inc. (2)	(16,535)	(269,521)
Tyler Technologies, Inc. (2)	(34)	(4,854)
Ultimate Software Group, Inc./The (2)	(587)	(107,039)
Universal Display Corp. (2)	(2,794)	(157,302)
VeriFone Systems, Inc. (2)	(6,910)	(122,514)
ViaSat, Inc. (2)	(5,861)	(388,115)
Vishay Precision Group, Inc. (2)	(105)	(1,985)
Workday, Inc. (2)	(8,287)	(547,688)
Yahoo!, Inc. (2)	(3,255)	(125,871)
Yelp, Inc. (2)	(730)	(27,835)
Zebra Technologies Corp. (2)	(4,167)	(357,362)
Zendesk, Inc. (2)	(3,340)	(70,808)
Zillow Group, Inc. (2)	(7,519)	(274,068)
		(5,876,410)
Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Materials — (1.3%)
Alcoa, Inc.	(2,936)	(82,443)
Allegheny Technologies, Inc.	(4,332)	(69,009)
Ampco-Pittsburgh Corp.	(300)	(5,025)
AptarGroup, Inc.	(233)	(17,114)
Ashland LLC	(351)	(38,361)
Balchem Corp.	(3,915)	(328,547)
Ball Corp.	(7,178)	(538,852)
Carpenter Technology Corp.	(2,045)	(73,968)
Ecolab, Inc.	(313)	(36,690)
FMC Corp.	(221)	(12,500)
Handy & Harman, Ltd. (2)	(300)	(7,665)
Haynes International, Inc.	(571)	(24,547)
Kaiser Aluminum Corp.	(475)	(36,903)
Materion Corp.	(2,040)	(80,784)
Schnitzer Steel Industries, Inc.	(3,942)	(101,309)
Silgan Holdings, Inc.	(2,822)	(144,430)
SunCoke Energy, Inc. (2)	(2,690)	(30,505)
		(1,628,652)

Real Estate Investment Trust — (4.3%)
Acadia Realty Trust	(5,206)	(170,132)
Alexandria Real Estate Equities, Inc.	(4,887)	(543,092)
AvalonBay Communities, Inc.	(156)	(27,635)
Colony Starwood Homes	(3,345)	(96,369)
CubeSmart	(22,010)	(589,208)
CyrusOne, Inc.	(8,158)	(364,907)
DDR Corp.	(11,293)	(172,444)
Empire State Realty Trust, Inc.	(3,554)	(71,755)
Essex Property Trust, Inc.	(2,384)	(554,280)
Extra Space Storage, Inc.	(1,951)	(150,695)
Gramercy Property Trust	(1,975)	(18,131)
Howard Hughes Corp./The (2)	(4,825)	(550,533)
Kite Realty Group Trust	(1,130)	(26,532)
Life Storage, Inc.	(6,978)	(594,944)
Macerich Co./The	(284)	(20,119)
New York REIT, Inc.	(16,923)	(171,261)
Paramount Group, Inc.	(20,973)	(335,358)
Regency Centers Corp.	(3,883)	(267,733)
Retail Opportunity Investments Corp.	(3,400)	(71,842)
RMR Group, Inc./The	(820)	(32,390)
SL Green Realty Corp.	(4,885)	(525,382)
Vornado Realty Trust	(69)	(7,202)
		(5,361,944)
Utilities — (2.3%)
Aqua America, Inc.	(16,096)	(483,524)

The accompanying notes are an integral part of these financial statements.

Page 58	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Spectrum Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks - Short — continued
Avangrid, Inc.	(15,248)	(577,594)
Black Hills Corp.	(3,648)	(223,768)
Connecticut Water Service, Inc.	(384)	(21,446)
Middlesex Water Co.	(56)	(2,405)
National Fuel Gas Co.	(5,679)	(321,659)
New Jersey Resources Corp.	(2,568)	(91,164)
Pattern Energy Group, Inc.	(9,692)	(184,051)
PNM Resources, Inc.	(17,122)	(587,285)
South Jersey Industries, Inc.	(11,746)	(395,723)
WGL Holdings, Inc.	(213)	(16,248)
		(2,904,867)

Total Securities Sold Short (Proceeds Received $(46,237,362))		(47,004,069)

Trustee Deferred Compensation (8)
Meeder Aggressive Growth Fund	242	2,502
Meeder Balanced Fund	144	1,547
Meeder Dynamic Growth Fund	91	885
Meeder Muirfield Fund	200	1,358
Meeder Quantex Fund	47	1,568
Meeder Infrastructure Fund	43	917
Total Trustee Deferred Compensation (Cost $8,505)		8,777
Spectrum Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $43,829,520	392	(213,454)
Total Futures Contracts	392	(213,454)

(1)	Cost for federal income tax purposes of $118,610,021 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,553,127
Unrealized depreciation	(6,685,432)
Net unrealized appreciation (depreciation)	$2,867,695

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on December 31, 2016 was $57,471,484.

(6)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(7)
Variable  rate  security.  Securities  payable  at  par  including  accrued interest (usually within  seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements  from major  banks. The interest  rates  are adjustable  and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(8)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(9)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 59

Schedule of Investments
December 31, 2016

Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 82.9%
Consumer Discretionary — 21.1%
Aaron's, Inc.	24,020	768,400
Abercrombie & Fitch Co.	19,919	239,028
AutoNation, Inc. (2)	11,817	574,897
Bed Bath & Beyond, Inc.	11,146	452,973
Big Lots, Inc.	13,954	700,630
Chico's FAS, Inc.	50,403	725,299
Darden Restaurants, Inc.	8,451	614,557
Deckers Outdoor Corp. (2)	11,394	631,114
DeVry Education Group, Inc.	21,249	662,969
Fossil Group, Inc. (2)	14,710	380,401
GameStop Corp.	19,180	484,487
Garmin, Ltd.	14,469	701,602
Guess?, Inc.	28,485	344,669
H&R Block, Inc.	31,121	715,472
International Speedway Corp.	15,949	586,923
KB Home	39,729	628,115
Leggett & Platt, Inc.	12,799	625,615
MDC Holdings, Inc.	22,119	567,574
Meredith Corp.	11,297	668,218
Michael Kors Holdings, Ltd. (2)	13,425	577,007
News Corp.	40,255	461,322
PulteGroup, Inc.	30,774	565,626
PVH Corp.	7,302	658,932
Rent-A-Center, Inc./TX	35,925	404,156
Scripps Networks Interactive, Inc.	9,741	695,215
Sotheby's (2)(3)	20,877	832,157
Staples, Inc.	56,790	513,950
TEGNA, Inc.	27,048	578,557
Time, Inc.	34,321	612,630
Urban Outfitters, Inc. (2)	23,640	673,267
Wynn Resorts, Ltd.	6,205	536,795
		18,182,557

Consumer Staples — 1.2%
Dean Foods Co.	31,359	682,999
SUPERVALU, Inc. (2)	79,322	370,434
		1,053,433

Energy — 10.1%
Atwood Oceanics, Inc. (3)	52,571	690,257
Cabot Oil & Gas Corp.	30,402	710,191
Diamond Offshore Drilling, Inc. (2)(3)	25,488	451,138
Ensco PLC	34,945	339,665
EQT Corp.	10,317	674,732
Helmerich & Payne, Inc.	10,043	777,328
Murphy Oil Corp.	23,956	745,750
Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Newfield Exploration Co. (2)	16,796	680,238
Oil States International, Inc. (2)	18,714	729,846
ONEOK, Inc.	17,683	1,015,182
Range Resources Corp.	18,786	645,487
Southwestern Energy Co. (2)	45,078	487,744
Transocean, Ltd. (2)(3)	48,930	721,228
		8,668,786

Financials — 9.8%
Assurant, Inc.	8,867	823,390
Comerica, Inc.	12,857	875,690
International Bancshares Corp.	23,477	957,861
Kemper Corp.	14,438	639,603
Legg Mason, Inc.	15,100	451,641
Leucadia National Corp.	33,907	788,338
Navient Corp.	46,970	771,717
People's United Financial, Inc.	41,793	809,112
Torchmark Corp.	9,409	694,008
Trustmark Corp.	23,342	832,142
Wells Fargo & Co. Preferred (2)(8)	1	—
Zions Bancorporation	19,700	847,888
		8,491,390

Healthcare — 2.9%
Halyard Health, Inc. (2)	16,097	595,267
Patterson Cos., Inc.	11,896	488,093
PerkinElmer, Inc.	10,039	523,534
Tenet Healthcare Corp. (2)	17,749	263,395
Varian Medical Systems, Inc. (2)	6,656	597,576
		2,467,865

Industrials — 16.3%
Allegion PLC	8,158	522,112
Dun & Bradstreet Corp./The	5,175	627,831
Flowserve Corp.	12,781	614,127
Fluor Corp.	11,892	624,568
FTI Consulting, Inc. (2)	15,517	699,506
GATX Corp. (3)	12,639	778,310
Granite Construction, Inc.	12,533	689,315
Herman Miller, Inc.	18,739	640,874
HNI Corp.	13,366	747,427
Jacobs Engineering Group, Inc. (2)	12,820	730,740
Kennametal, Inc.	28,011	875,624
KLX, Inc. (2)	17,467	787,936
MSA Safety, Inc.	12,372	857,751
NOW, Inc. (2)	33,995	695,878
Pitney Bowes, Inc.	26,044	395,608

The accompanying notes are an integral part of these financial statements.

Page 60	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Quanta Services, Inc. (2)	26,558	925,546
Robert Half International, Inc.	11,409	556,531
Ryder System, Inc.	10,001	744,474
Werner Enterprises, Inc.	29,776	802,463
Xylem, Inc./NY	14,734	729,628
		14,046,249

Information Technology — 9.2%
3D Systems Corp. (2)(3)	45,675	607,021
Acxiom Corp. (2)	25,850	692,780
CommVault Systems, Inc. (2)	13,667	702,484
F5 Networks, Inc. (2)	5,547	802,761
First Solar, Inc. (2)(3)	19,638	630,183
FLIR Systems, Inc.	19,159	693,364
Knowles Corp. (2)	40,345	674,165
NetApp, Inc.	20,272	714,993
Plantronics, Inc.	11,341	621,033
Qorvo, Inc. (2)	10,566	557,145
Teradata Corp. (2)	20,356	553,073
Vishay Intertechnology, Inc.	44,631	723,022
		7,972,024

Real Estate Investment Trust — 3.2%
Alexander & Baldwin, Inc.	18,234	818,160
Apartment Investment & Management Co.	13,435	610,621
Iron Mountain, Inc.	16,750	544,040
Potlatch Corp.	17,955	747,826
		2,720,647

Materials — 5.0%
Avery Dennison Corp.	8,583	602,698
Carpenter Technology Corp.	17,767	642,632
Commercial Metals Co.	39,284	855,606
FMC Corp.	12,952	732,565
Greif, Inc.	17,455	895,616
Owens-Illinois, Inc. (2)	31,380	546,326
		4,275,443

Telecommunication Services — 0.5%
Frontier Communications Corp. (3)	138,091	466,748
		466,748

Utilities — 3.6%
AES Corp./VA	56,197	653,009
CenterPoint Energy, Inc.	29,292	721,755
NiSource, Inc.	27,566	610,311
NRG Energy, Inc.	39,704	486,771
Quantex Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Pinnacle West Capital Corp.	8,341	650,848
		3,122,694

Total Common Stocks (Cost $64,340,838)		71,467,836

Money Market Registered Investment Companies — 19.6%
Morgan Stanley Government Institutional Fund, 0.44% (4)	5,226,665	5,226,665
Meeder Institutional Prime Money Market Fund 0.64% (5)	11,728,826	11,729,999
Total Money Market Registered Investment Companies (Cost $16,956,085)		16,956,664

Bank Obligations — 0.9%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (6)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (6)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (6)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000

Total Investments — 103.4% (Cost $82,043,923) (1)		89,171,500
Liabilities less Other Assets — (3.4%)		(2,953,740)
Total Net Assets — 100.0%		86,217,760

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,455	15,045
Meeder Balanced Fund	777	8,345
Meeder Dynamic Growth Fund	523	5,084
Meeder Muirfield Fund	2,442	16,581
Meeder Quantex Fund	1,605	53,543
Meeder Infrastructure Fund	225	4,797
Total Trustee Deferred Compensation (Cost $76,613)		103,395

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 61

Schedule of Investments
December 31, 2016

Quantex Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
E-mini Standard & Poors MidCap 400 Futures expiring March 2017,notional value $14,765,990	89	(299,926)
Total Futures Contracts	89	(299,926)

(1)	Cost for federal income tax purposes of $81,748,370 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$12,725,177
Unrealized depreciation	(5,601,973)
Net unrealized appreciation (depreciation)	$7,123,204

(2)	Represents non-income producing securities.

(3)	All or a portion of this security is on loan.

(4)	Investment purchased with cash received as securities lending collateral. The yield shown represents the 7-day yield in effect at December 31, 2016.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)
Variable  rate  security.  Securities  payable  at  par  including  accrued interest (usually within  seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements  from major  banks. The interest  rates  are adjustable  and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(7)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(8)	Fair valued security deemed as Level 3 security.

The accompanying notes are an integral part of these financial statements.

Page 62	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Infrastructure Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 90.4%
Electric Utility — 7.9%
AES Corp.	50,861	591,005
InfraREIT, Inc. (4)	24,427	437,488
MDU Resources Group, Inc.	21,019	604,717
		1,633,210

Natural Gas Distribution — 16.5%
Energy Transfer Equity, L.P.	6,147	220,124
National Grid, PLC - ADR (3)	12,607	735,366
OGE Energy Corp.	25,575	855,484
Targa Resources Corp.	19,306	1,082,420
Williams Cos., Inc./The	17,595	547,908
		3,441,302

Pipelines — 15.1%
Enterprise Products Partners, L.P.	24,297	656,991
Kinder Morgan, Inc.	29,394	608,750
Marathon Petroleum Corp.	12,488	628,771
MPLX, L.P.	7,733	267,716
National Fuel Gas Co.	8,751	495,657
Spectra Energy Corp.	11,504	472,699
		3,130,584

Telecommunication Services — 28.6%
American Tower Corp. (4)	5,278	557,779
Arris Group, Inc. (2)	17,342	522,514
AT&T, Inc.	14,797	629,316
BT Group, PLC - ADR (3)	19,107	440,034
Cisco Systems, Inc.	16,483	498,116
Corning, Inc.	28,395	689,147
Crown Castle International Corp. (4)	4,038	350,377
DISH Network Corp. (2)	10,095	584,803
QUALCOMM, Inc.	15,759	1,027,488
Telephone & Data Systems, Inc.	9,264	267,452
Verizon Communications, Inc.	6,968	371,952
		5,938,978

Utility Services — 19.8%
FedEx Corp.	4,396	818,535
Fortis, Inc.	6,461	199,516
Macquarie Infrastructure Company, LLC	10,037	820,023
NextEra Energy Partners, L.P.	16,341	417,349
Ormat Technologies, Inc.	6,249	335,071
Pattern Energy Group, Inc.	18,966	360,164
UGI Corp.	9,415	433,843
United Parcel Service, Inc. - Class B	6,283	720,283
		4,104,784
Infrastructure Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Water Utility — 2.5%
Veolia Environnement SA - ADR (3)	30,560	518,114
		518,114

Total Common Stocks (Cost $16,973,164)		18,766,972

Money Market Registered Investment Companies — 9.1%
Meeder Institutional Prime Money Market Fund 0.64% (5)	1,891,473	1,891,662
Total Money Market Registered Investment Companies (Cost $1,891,661)		1,891,662
Total Investments — 99.5% (Cost $18,864,825) (1)		20,658,634
Other Assets less Liabilities — 0.5%		103,788
Total Net Assets — 100.0%		20,762,422

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,545	15,975
Meeder Balanced Fund	815	8,753
Meeder Dynamic Growth Fund	551	5,356
Meeder Muirfield Fund	2,244	15,237
Meeder Quantex Fund	1,395	46,537
Meeder Infrastructure Fund	235	5,010
Total Trustee Deferred Compensation (Cost $72,410)		96,868

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 63

Schedule of Investments
December 31, 2016

Infrastructure Fund

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $1,677,150	15	(10,542)
Total Futures Contracts	15	(10,542)

(1)	Cost for federal income tax purposes of $18,784,504 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,989,293
Unrealized depreciation	(1,125,705)
Net unrealized appreciation (depreciation)	$1,863,588

(2)	Represents non-income producing securities.

(3)	American Depositary Receipt.

(4)	Real estate investment trust.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(6)	Assets of affiliates to the Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 64	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Dividend Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 87.8%
Consumer Discretionary — 6.5%
Best Buy Co., Inc.	9,024	385,054
Dick's Sporting Goods, Inc.	564	29,948
DR Horton, Inc.	13,663	373,410
Gap, Inc./The	15,393	345,419
Goodyear Tire & Rubber Co./The	2,593	80,046
Harman International Industries, Inc.	1,590	176,744
ILG, Inc.	20,558	373,539
International Game Technology PLC	14,028	357,995
Macy's, Inc.	10,291	368,521
PVH Corp.	3,902	352,116
Time Warner, Inc.	5,227	504,562
Tupperware Brands Corp.	6,861	361,026
		3,708,380

Consumer Staples — 5.8%
Kroger Co./The	6,734	232,390
Nu Skin Enterprises, Inc.	7,721	368,909
PepsiCo, Inc.	4,436	464,139
Philip Morris International, Inc.	10,448	955,887
Tyson Foods, Inc.	6,777	418,005
Wal-Mart Stores, Inc.	12,225	844,992
		3,284,322

Energy — 6.2%
Devon Energy Corp.	10,165	464,236
EOG Resources, Inc. (2)	499	50,449
Marathon Oil Corp.	1,584	27,419
Marathon Petroleum Corp.	9,956	501,285
Nabors Industries, Ltd.	7,151	117,276
Oceaneering International, Inc.	12,597	355,361
QEP Resources, Inc. (2)	21,242	391,065
SM Energy Co.	7,383	254,566
Spectra Energy Corp.	10,598	435,472
Tesoro Corp.	4,729	413,551
Valero Energy Corp.	7,711	526,816
		3,537,496

Financials — 19.7%
Aflac, Inc.	7,087	493,255
Allstate Corp./The	6,816	505,202
Ally Financial, Inc.	2,702	51,392
Aspen Insurance Holdings, Ltd.	334	18,370
Assured Guaranty, Ltd.	10,361	391,335
Bank of America Corp.	63,497	1,403,283
BB&T Corp.	7,877	370,377
Chimera Investment Corp.	22,646	385,435
Dividend Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
EverBank Financial Corp.	19,596	381,142
Everest Re Group, Ltd.	1,959	423,928
Fifth Third Bancorp	17,619	475,184
First American Financial Corp.	2,665	97,619
FNB Corp./PA	23,531	377,202
Invesco Mortgage Capital, Inc.	22,999	335,785
Lazard, Ltd.	9,209	378,398
MFA Financial, Inc.	16,454	125,544
Morgan Stanley	15,323	647,397
Navient Corp.	23,880	392,348
New Residential Investment Corp.	8,080	127,018
Popular, Inc.	9,112	399,288
Principal Financial Group, Inc.	7,775	449,862
Prudential Financial, Inc.	5,594	582,112
Regions Financial Corp.	22,387	321,477
Reinsurance Group of America, Inc.	3,275	412,093
Selective Insurance Group, Inc.	8,777	377,850
SunTrust Banks, Inc.	4,886	267,997
Synchrony Financial	4,365	158,319
TCF Financial Corp.	20,554	402,653
Unum Group	9,787	429,943
Voya Financial, Inc.	1,506	59,065
		11,240,873
Healthcare — 9.0%
AbbVie, Inc.	5,725	358,500
Agilent Technologies, Inc.	680	30,981
Amgen, Inc.	2,539	371,227
Baxter International, Inc.	10,494	465,304
Gilead Sciences, Inc.	5,117	366,428
Hill-Rom Holdings, Inc.	5,318	298,553
Johnson & Johnson	13,612	1,568,238
Merck & Co., Inc.	15,240	897,179
Quest Diagnostics, Inc.	4,104	377,158
St Jude Medical, Inc.	4,645	372,483
		5,106,051

Industrials — 8.6%
American Airlines Group, Inc.	10,362	483,802
Brink's Co./The	8,912	367,620
Crane Co.	5,439	392,261
Dover Corp.	3,398	254,612
Dun & Bradstreet Corp./The	3,201	388,345
Eaton Corp. PLC	1,694	113,650
EnerSys	4,886	381,597
Fortive Corp.	7,928	425,179
Herman Miller, Inc.	5,188	177,430

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 65

Schedule of Investments
December 31, 2016

Dividend Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Huntington Ingalls Industries, Inc.	1,958	360,644
ManpowerGroup, Inc.	993	88,248
Parker-Hannifin Corp.	2,296	321,440
Pitney Bowes, Inc.	18,282	277,704
Regal Beloit Corp.	1,573	108,930
Trinity Industries, Inc.	14,138	392,471
Universal Forest Products, Inc.	3,607	368,563
		4,902,496

Information Technology — 15.0%
Applied Materials, Inc.	6,352	204,979
CA, Inc.	13,165	418,252
Cisco Systems, Inc.	20,953	633,200
Computer Sciences Corp.	6,812	404,769
Hewlett Packard Enterprise Co.	23,439	542,378
HP, Inc.	33,057	490,566
Intel Corp.	30,011	1,088,498
International Business Machines Corp.	3,526	585,281
Intuit, Inc.	3,232	370,420
Jabil Circuit, Inc.	4,423	104,692
Mentor Graphics Corp.	10,355	381,996
Microsoft Corp.	5,715	355,130
NetApp, Inc.	2,678	94,453
Oracle Corp.	19,860	763,617
QUALCOMM, Inc.	11,004	717,461
Science Applications International Corp.	4,451	377,445
Symantec Corp.	15,668	374,309
Texas Instruments, Inc.	4,920	359,012
Xerox Corp.	30,411	265,488
		8,531,946

Materials — 5.5%
Commercial Metals Co.	15,762	343,296
Huntsman Corp.	19,715	376,162
LyondellBasell Industries NV	5,156	442,282
Newmont Mining Corp.	13,684	466,214
Nucor Corp.	7,216	429,496
Reliance Steel & Aluminum Co.	4,749	377,735
Steel Dynamics, Inc.	10,777	383,446
Worthington Industries, Inc.	6,498	308,265
		3,126,896

Real Estate Investment Trust — 3.3%
Communications Sales & Leasing, Inc.	15,391	391,085
Corporate Office Properties Trust	11,472	358,156
Hospitality Properties Trust	13,136	416,937
Jones Lang LaSalle, Inc.	1,532	154,793
Dividend Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Lexington Realty Trust	27,938	301,730
Select Income REIT	10,020	252,504
		1,875,205

Telecommunication Services — 2.2%
Telephone & Data Systems, Inc.	13,418	387,378
Verizon Communications, Inc.	16,538	882,797
		1,270,175

Utilities — 6.0%
AES Corp./VA	35,265	409,779
CenterPoint Energy, Inc.	8,018	197,564
Exelon Corp.	14,648	519,858
FirstEnergy Corp.	13,864	429,368
NiSource, Inc.	17,339	383,885
OGE Energy Corp.	8,867	296,601
Portland General Electric Co.	8,743	378,834
Southwest Gas Holdings, Inc.	4,988	382,181
UGI Corp.	9,175	422,784
		3,420,854

Total Common Stocks (Cost $47,710,010)		50,004,694

Money Market Registered Investment Companies — 9.6%
Meeder Institutional Prime Money Market Fund 0.64% (3)	5,488,313	5,488,862
Total Money Market Registered Investment Companies (Cost $5,488,759)		5,488,862

Bank Obligations — 0.4%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (4)	249,000	249,000
Total Bank Obligations (Cost $249,000)		249,000
Total Investments — 97.8% (Cost $53,447,769) (1)		55,742,556
Other Assets less Liabilities — 2.2%		1,252,596
Total Net Assets — 100.0%		56,995,152

The accompanying notes are an integral part of these financial statements.

Page 66	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Dividend Opportunities Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (5)
Meeder Aggressive Growth Fund	85	879
Meeder Balanced Fund	50	537
Meeder Dynamic Growth Fund	32	311
Meeder Muirfield Fund	67	455
Meeder Quantex Fund	14	467
Meeder Infrastructure Fund	15	320
Total Trustee Deferred Compensation (Cost $2,858)		2,969

	Long Contracts	Unrealized Appreciation (Depreciation)($)
Futures Contracts
Standard & Poors 500 Mini Futures expiring March 2017, notional value $6,820,410	61	(18,614)
Total Futures Contracts	61	(18,614)

(1)	Cost for federal income tax purposes of $53,613,765 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,468,056
Unrealized depreciation	(1,357,879)
Net unrealized appreciation (depreciation)	$2,110,177

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(4)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(5)	Assets of affiliates to the Dividend Opportunities Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 67

Schedule of Investments
December 31, 2016

Total Return Bond Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 96.9%
Baird Core Plus Bond Fund - Class I	886,592	9,779,110
DoubleLine Total Return Bond Fund - Class I	696,540	7,397,258
Frost Total Return Bond Fund - Class I	678,153	7,025,663
Guggenheim Floating Rate Strategies Fund - Class I	165,483	4,315,807
Guggenheim Total Return Bond Fund - Class I	281,476	7,445,052
iShares 1-3 Year Treasury Bond ETF (5)	51,730	4,368,599
iShares 3-7 Year Treasury Bond ETF (5)	85,845	10,516,871
iShares 7-10 Year Treasury Bond ETF (5)	113,560	11,903,359
iShares Core U.S. Aggregate Bond ETF (5)	126,560	13,676,074
iShares iBoxx $High Yield Corporate Bond ETF (5)	388,040	33,584,862
iShares JP Morgan USD Emerging Markets Bond ETF (5)	108,420	11,950,052
JPMorgan Core Plus Bond Fund - Class L	1,223,126	9,992,937
Lord Abbett Floating Rate Fund - Class I	716,970	6,631,975
Lord Abbett High Yield Fund - Class I	1,643,535	12,392,254
Metropolitan West Total Return Bond Fund - Class I	1,046,605	11,020,754
PIMCO Investment Grade Corporate Bond Fund - Class I	351,876	3,592,650
Pioneer Bond Fund - Class Y	1,045,462	9,963,249
Prudential Total Return Bond Fund - Class Z	791,155	11,139,465
SPDR Bloomberg Barclays High Yield Bond ETF (5)	313,750	11,436,188
TCW Emerging Markets Income Fund - Class I	1,250,287	10,127,324
Total Registered Investment Companies (Cost $208,288,536)		208,259,503

Money Market Registered Investment Companies — 2.9%
Meeder Institutional Prime Money Market Fund 0.64% (2)	6,125,028	6,125,641
Total Money Market Registered Investment Companies (Cost $6,125,413)		6,125,641

Bank Obligations — 0.3%
Capital Bank Deposit Account, 0.70%, 1/3/2017 (3)	249,000	249,000
EverBank Money Market Account, 0.61%, 1/3/2017 (3)	249,000	249,000
Pacific Mercantile Bank Deposit Account, 0.60%, 1/3/2017 (3)	249,000	249,000
Total Bank Obligations (Cost $747,000)		747,000
Total Return Bond Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
U.S. Government Obligations — 0.0%
Government National Mortgage Association, 6.50%, due 7/20/2038	42,058	49,874
Total U.S. Government Obligations (Cost $48,811)		49,874
Total Investments — 100.1% (Cost $215,209,760) (1)		215,182,018
Liabilities less Other Assets — (0.1%)		(273,193)
Total Net Assets — 100.0%		214,908,825

Trustee Deferred Compensation(4)
Meeder Aggressive Growth Fund	1,479	15,293
Meeder Balanced Fund	822	8,828
Meeder Dynamic Growth Fund	560	5,443
Meeder Muirfield Fund	1,383	9,391
Meeder Quantex Fund	452	15,079
Meeder Infrastructure Fund	244	5,202
Total Trustee Deferred Compensation (Cost $55,904)		59,236

(1)	Cost for federal income tax purposes of $215,985,958 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,218,486
Unrealized depreciation	(3,022,426)
Net unrealized appreciation (depreciation)	$(803,940)

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2016.

(3)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(4)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(5)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

Page 68	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — 3.3%
Banco Estado Chile Yankee CD	1.12%		05/17/17	250,000	250,000
Bank of Montreal Yankee CD	1.13	%(2)	02/01/17	223,800	223,801
Dexia Credit Yankee CD	1.22%		08/31/17	250,000	250,000
Royal Bank of Canada Yankee CD	1.25	%(2)	01/03/17	223,800	223,800
Royal Bank of Canada Yankee CD	1.25	%(2)	03/08/17	250,000	250,000
Total Certificates of Deposit (Cost $1,197,601)					1,197,601

Commercial Paper — 37.2%
Abbey National Treasury Services PLC/Stamford, CT	0.93%		01/03/17	223,800	223,788
Abbey National Treasury Services PLC/Stamford, CT	0.92%		01/06/17	223,800	223,771
Abbey National Treasury Services PLC/Stamford, CT	0.95%		03/28/17	223,800	223,292
Abbey National Treasury Services PLC/Stamford, CT	1.05%		04/24/17	450,000	448,517
American Honda Finance Corp.	0.70%		01/27/17	475,000	474,760
American Honda Finance Corp.	0.80%		03/13/17	250,000	249,606
Bank of Montreal/Chicago, IL	1.02%		03/03/17	223,800	223,412
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.02%		03/10/17	223,800	223,369
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.34%		07/21/17	250,000	248,130
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.32%		07/25/17	250,000	248,135
Banque et Caisse d'Epargne de l'Etat	1.16%		06/01/17	250,000	248,794
BNP Paribas SA/New York, NY	0.75%		02/01/17	1,000,000	999,354
Canadian Imperial Holdings, Inc.	0.77%		02/03/17	500,000	499,647
Prime Money Market Fund

Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Canadian Imperial Holdings, Inc.	1.04%	02/17/17	111,900	111,748
Canadian Imperial Holdings, Inc.	0.96%	04/07/17	223,800	223,227
Canadian Imperial Holdings, Inc.	1.16%	07/28/17	250,000	248,339
Cooperatieve Rabobank UA/NY	0.88%	03/08/17	250,000	249,597
Credit Agricole Corporate and Investment Bank/New York	0.92%	01/03/17	223,800	223,789
Credit Agricole Corporate and Investment Bank/New York	0.99%	01/27/17	223,800	223,640
Credit Agricole Corporate and Investment Bank/New York	1.15%	04/28/17	250,000	249,074
Credit Agricole Corporate and Investment Bank/New York	1.16%	06/06/17	250,000	248,754
Credit Suisse AG/New York, NY	1.25%	04/17/17	500,000	498,175
Credit Suisse AG/New York, NY	1.37%	05/17/17	500,000	497,431
Dexia Credit Local	1.03%	02/02/17	223,800	223,595
Dexia Credit Local	1.12%	03/14/17	223,800	223,299
Dexia Credit Local	1.18%	05/18/17	250,000	248,877
Dexia Credit Local	1.18%	06/21/17	250,000	248,599
Dexia Credit Local	1.18%	07/10/17	250,000	248,443
Dexia Credit Local	1.19%	08/09/17	250,000	248,197
ING US Funding LLC	1.10%	02/15/17	223,800	223,492
ING US Funding LLC	1.16%	06/09/17	250,000	248,730
JPMorgan Securities LLC	0.67%	01/10/17	500,000	499,916
JPMorgan Securities LLC	0.75%	01/27/17	500,000	499,729
JPMorgan Securities LLC	0.99%	03/23/17	223,800	223,301
Natixis SA/New York, NY	1.10%	05/15/17	250,000	248,986
Natixis SA/New York, NY	1.12%	06/16/17	250,000	248,720
Natixis SA/New York, NY	1.31%	06/30/17	1,040,000	1,033,241
Natixis SA/New York, NY	1.21%	07/05/17	250,000	248,458
Swedbank AB	0.92%	02/16/17	500,000	499,412

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 69

Schedule of Investments
December 31, 2016

Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Toyota Motor Credit Corp.	1.01%		04/04/17	223,800	223,216
Toyota Motor Credit Corp.	1.12%		04/28/17	223,800	222,985
Toyota Motor Credit Corp.	1.26%		06/16/17	223,800	222,500
Toyota Motor Credit Corp.	1.20%		07/14/17	250,000	248,383
Total Commercial Paper (Cost $13,640,428)					13,640,428

Corporate Obligations — 1.5%
Bank of Montreal	1.13	%(2)	01/17/17	250,000	250,088
Merck & Co., Inc.	1.01	%(2)	02/10/17	67,140	67,147
UBS AG Stamford, CT	1.49	%(2)	03/01/17	250,000	250,265
Total Corporate Obligations (Cost $567,500)					567,500

Repurchase Agreements — 19.1%
INTL FCStone (Collateralized by $8,990,000 various FNMAs and GNMAs, 3.50% - 4.50%, due 9/16/39 - 12/1/46, fair value $7,144,162) (proceeds $7,000,000), purchase date 12/30/16	0.62%		01/03/17	7,000,000	7,000,000
Total Repurchase Agreements (Cost $7,000,000)					7,000,000
Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government and Agency Obligations — 4.4%
Federal Farm Credit Bank	0.81	%(2)	01/27/17	284,226	284,191
Federal Farm Credit Bank	0.74	%(2)	03/22/17	335,700	335,526
Federal Home Loan Bank	0.75%		01/20/17	223,800	223,800
Federal Home Loan Bank	0.88%		03/10/17	223,800	223,840
United States Treasury Note	0.50%		03/31/17	55,950	55,935
United States Treasury Note	0.50%		04/30/17	55,950	55,932
United States Treasury Note	0.88%		05/15/17	55,950	56,010
United States Treasury Note	0.63%		05/31/17	111,900	111,879
United States Treasury Note	0.88%		06/15/17	55,950	55,995
United States Treasury Note	0.50%		07/31/17	111,900	111,841
United States Treasury Note	0.88%		08/15/17	111,900	112,082

Total U.S. Government and Agency Obligations (Cost $1,627,031)					1,627,031

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 34.1%
Fidelity Prime Institutional Money Market Portfolio, 0.83% (3)	11,495,352	11,499,950
Morgan Stanley Government Institutional Fund, 0.44% (3)	995,017	995,017
Total Money Market Registered Investment Companies (Cost $12,494,967)		12,494,967
Total Investments — 99.6% (Cost $36,527,527) (1)		36,527,527
Other Assets less Liabilities — 0.4%		138,300
Total Net Assets — 100.0%		36,665,827

The accompanying notes are an integral part of these financial statements.

Page 70	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Prime Money Market Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	1,092	11,291
Meeder Balanced Fund	571	6,133
Meeder Dynamic Growth Fund	386	3,752
Meeder Muirfield Fund	1,988	13,499
Meeder Quantex Fund	1,386	46,237
Meeder Infrastructure Fund	165	3,518
Total Trustee Deferred Compensation (Cost $62,994)		84,430

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)	Floating rate security. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)
7-day yield as of December 31, 2016. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. From time to time, the Fund may invest greater than 25% of its net assets in one or more investment companies. As of December 31, 2016, Fidelity Prime Institutional Money Market Portfolio represented 31.4% of Prime Money Market Fund’s net assets. Additional information for this security, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.

(4)	Assets of affiliates to the Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 71

Schedule of Investments
December 31, 2016

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — 3.4%
Banco Estado Chile Yankee CD	0.91%		03/01/17	1,000,000	1,000,040
Banco Estado Chile Yankee CD	1.01%		04/03/17	1,000,000	999,813
Banco Estado Chile Yankee CD	1.11%		05/01/17	1,000,000	999,845
Banco Estado Chile Yankee CD	1.12%		05/17/17	750,000	749,782
Bank of Montreal Yankee CD	1.13	%(2)	02/01/17	776,200	776,512
Dexia Credit Yankee CD	1.22%		08/31/17	750,000	749,567
Royal Bank of Canada Yankee CD	1.25	%(2)	01/03/17	776,200	777,171
Royal Bank of Canada Yankee CD	1.25	%(2)	03/08/17	750,000	749,981
Total Certificates of Deposit (Cost $6,802,405)					6,802,711

Commercial Paper — 36.7%
Abbey National Treasury Services PLC/ Stamford, CT	0.93%	01/03/17	776,200	776,147
Abbey National Treasury Services PLC/ Stamford, CT	0.92%	01/06/17	776,200	776,107
Abbey National Treasury Services PLC/ Stamford, CT	0.95%	03/28/17	776,200	774,519
Abbey National Treasury Services PLC/ Stamford, CT	1.05%	04/24/17	2,500,000	2,492,015
American Honda Finance Corp.	0.75%	02/21/17	1,000,000	999,089
American Honda Finance Corp.	0.80%	03/13/17	750,000	748,908
Bank of Montreal/ Chicago, IL	1.02%	03/03/17	776,200	774,974
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	0.78%	02/28/17	2,000,000	1,997,400
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.02%	03/10/17	776,200	774,928
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.18%	05/30/17	1,000,000	995,038

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares5	Fair Value ($)
Commercial Paper — continued
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.28%	06/29/17	1,000,000	993,559
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.34%	07/21/17	750,000	744,447
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.32%	07/25/17	750,000	744,312
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.35%	08/25/17	1,000,000	990,989
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY	1.37%	09/15/17	3,000,000	2,969,913
Banque et Caisse d'Epargne de l'Etat	1.16%	06/01/17	750,000	746,344
Banque et Caisse d'Epargne de l'Etat	1.18%	06/06/17	1,000,000	994,944
BNP Paribas SA/ New York, NY	0.75%	02/01/17	3,200,000	3,197,875
Canadian Imperial Holdings, Inc.	0.77%	02/03/17	4,500,000	4,497,300
Canadian Imperial Holdings, Inc.	1.04%	02/17/17	388,100	387,750
Canadian Imperial Holdings, Inc.	0.96%	04/07/17	776,200	774,003
Canadian Imperial Holdings, Inc.	0.93%	04/13/17	1,000,000	996,909
Canadian Imperial Holdings, Inc.	1.16%	07/28/17	750,000	744,645
Canadian Imperial Holdings, Inc.	1.32%	09/18/17	500,000	495,393
Cooperatieve Rabobank UA/NY	0.88%	03/08/17	750,000	749,031
Credit Agricole Corporate and Investment Bank/New York	0.92%	01/03/17	776,200	776,157
Credit Agricole Corporate and Investment Bank/New York	0.99%	01/27/17	776,200	775,810
Credit Agricole Corporate and Investment Bank/New York	1.15%	04/28/17	750,000	747,357
Credit Agricole Corporate and Investment Bank/New York	1.11%	06/01/17	1,000,000	995,386

The accompanying notes are an integral part of these financial statements.

Page 72	2016 Annual Report | December 31, 2016

Schedule of Investments
December 31, 2016

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Credit Agricole Corporate and Investment Bank/New York	1.16%	06/06/17	750,000	746,263
Credit Agricole Corporate and Investment Bank/New York	1.24%	06/21/17	2,000,000	1,988,178
Credit Agricole Corporate and Investment Bank/New York	1.26%	06/28/17	2,000,000	1,987,639
Credit Suisse AG/New York, NY	1.25%	04/17/17	1,000,000	996,754
Credit Suisse AG/New York, NY	1.37%	05/17/17	1,000,000	995,224
Dexia Credit Local	1.03%	02/02/17	776,200	775,738
Dexia Credit Local	1.12%	03/14/17	776,200	774,954
Dexia Credit Local	1.18%	05/18/17	750,000	746,983
Dexia Credit Local	1.18%	06/21/17	750,000	745,985
Dexia Credit Local	1.18%	07/10/17	750,000	745,476
Dexia Credit Local	1.19%	08/09/17	750,000	744,649
ING US Funding LLC	1.10%	02/15/17	776,200	775,328
ING US Funding LLC	0.94%	03/03/17	1,000,000	998,408
ING US Funding LLC	1.16%	06/09/17	750,000	745,904
JPMorgan Securities LLC	0.67%	01/10/17	1,300,000	1,299,795
JPMorgan Securities LLC	0.75%	01/27/17	1,300,000	1,299,402
JPMorgan Securities LLC	0.75%	01/31/17	1,000,000	999,460
JPMorgan Securities LLC	0.99%	03/23/17	776,200	774,536
JPMorgan Securities LLC	1.31%	07/14/17	125,000	124,175
Natixis SA/New York, NY	0.68%	01/03/17	5,000,000	4,999,664
Natixis SA/New York, NY	0.93%	03/01/17	1,000,000	998,648
Natixis SA/New York, NY	0.96%	03/22/17	1,000,000	997,784
Natixis SA/New York, NY	1.10%	05/15/17	750,000	746,793
Natixis SA/New York, NY	1.12%	06/16/17	750,000	745,688
Natixis SA/New York, NY	1.21%	07/05/17	750,000	744,978
Prudential Funding	0.50%	01/03/17	5,000,000	4,999,721
Swedbank AB	0.92%	02/16/17	1,500,000	1,498,877
Toyota Motor Credit Corp.	1.01%	04/04/17	776,200	774,430
Institutional Prime Money Market Fund

Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Toyota Motor Credit Corp.	1.12%	04/28/17	776,200	773,793
Toyota Motor Credit Corp.	1.26%	06/16/17	776,200	772,251
Toyota Motor Credit Corp.	1.20%	07/14/17	750,000	745,194
Toyota Motor Credit Corp.	1.25%	08/28/17	1,000,000	991,190
Total Commercial Paper (Cost $72,483,136)				72,485,111

Corporate Obligations — 0.9%
Bank of Montreal	1.13	%(2)	01/17/17	750,000	750,275
Merck & Co., Inc.	1.01	%(2)	02/10/17	232,860	232,912
UBS AG Stamford, CT	1.49	%(2)	03/01/17	750,000	750,931
Total Corporate Obligations (Cost $1,733,945)					1,734,118

Repurchase Agreements — 9.6%
INTL FCStone (Collateralized by $31,583,555 various FNMAs, GNMAs, and FHLMCs, 0.00% - 6.00%, due 10/25/20- 1/15/54, fair value $19,380,232) (proceeds $19,000,000), purchase date 12/30/16	0.62%		01/03/17	19,000,000	19,000,000
Total Repurchase Agreements (Cost $19,000,000)					19,000,000

U.S. Government and Agency Obligations — 2.9%
Federal Farm Credit Bank	0.81	%(2)	01/27/17	985,774	986,194
Federal Farm Credit Bank	0.74	%(2)	03/22/17	1,164,300	1,164,171
Federal Home Loan Bank	0.75%		01/20/17	776,200	776,079
Federal Home Loan Bank	0.88%		03/10/17	776,200	776,494
United States Treasury Note	0.50%		03/31/17	194,050	194,068

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 73

Schedule of Investments
December 31, 2016

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government and Agency Obligations — continued
United States Treasury Note	0.50%	04/30/17	194,050	194,043
United States Treasury Note	0.88%	05/15/17	194,050	194,247
United States Treasury Note	0.63%	05/31/17	388,100	388,070
United States Treasury Note	0.88%	06/15/17	194,050	194,240
United States Treasury Note	0.50%	07/31/17	388,100	387,721
United States Treasury Note	0.88%	08/15/17	388,100	388,525
Total U.S. Government and Agency Obligations (Cost $5,643,046)				5,643,852

Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 46.3%
Fidelity Prime Institutional Money Market Portfolio, 0.83% (3)	89,964,014	90,000,000
Morgan Stanley Government Institutional Fund, 0.44% (3)	1,444,579	1,444,579
Total Money Market Registered Investment Companies (Cost $91,444,579)		91,444,579
Total Investments — 99.8% (Cost $197,107,111) (1)		197,110,371
Other Assets less Liabilities — 0.2%		369,865
Total Net Assets — 100.0%		197,480,236

(1)	Cost for federal income tax and financial reporting purposes are the same.

Unrealized appreciation	$10,001
Unrealized depreciation	(6,741)
Net unrealized appreciation (depreciation)	$3,260

(2)	Floating rate security. The rate shown represents the rate in effect at December 31, 2016. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(3)
7-day yield as of December 31, 2016. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. From time to time, the Fund may invest greater than 25% of its net assets in one or more investment companies. As of December 31, 2016, Fidelity Prime Institutional Money Market Portfolio represented 45.6% of Prime Money Market Fund’s net assets. Additional information for this security, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

Page 74	2016 Annual Report | December 31, 2016

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Statements of Assets & Liabilities
December 31, 2016

	Muirfield Fund	Dynamic Growth Fund	Aggressive Growth Fund
Assets
Investments, at fair value (1)(2)	$295,828,112	$101,742,813	$40,444,662
Repurchase agreements, at fair value (1)	—	—	—
Investments in affiliates, at fair value (1)	93,992,266	15,270,106	5,095,423
Trustee deferred compensation investments, at fair value	305,391	165,293	98,034
Cash	—	—	—
Cash held at broker for collateral on securities sold short	—	—	—
Cash held at broker for futures contracts (3)	2,669,950	1,931,335	604,645
Receivable for securities sold	—	—	—
Receivable for capital stock issued	449,577	109,866	21,930
Receivable from investment advisor	—	—	—
Interest and dividend receivable	440,877	161,844	74,205
Receivable from securities lending agent (See Note #4)	142	32	133
Receivable for commissions recaptured	41,999	17,583	9,097
Prepaid expenses/other assets	37,493	17,237	7,502
Total Assets	393,765,807	119,416,109	46,355,631

Liabilities
Securities sold short at fair value (proceeds $46,237,362)	—	—	—
Payable for collateral on securities loaned	515,537	4,912	57,364
Payable for Trustee Deferred Compensation Plan	305,391	165,293	98,034
Payable for securities purchased	—	—	—
Payable for capital stock redeemed	356,707	47,955	706
Due to custodian	—	—	—
Dividends payable	28,912	128	31
Dividend expense payable on short positions	—	—	—
Payable to investment advisor	270,668	92,229	34,542
Accrued distribution plan (12b-1) and shareholder service plan fees	357,915	121,241	50,287
Accrued transfer agent, fund accounting, CCO, and administrative fees	75,224	25,397	12,392
Accrued trustee fees	4,090	1,084	1,131
Other accrued liabilities	35,197	24,926	19,954
Total Liabilities	1,949,641	483,165	274,441

Net Assets	$391,816,166	$118,932,944	$46,081,190

Net Assets
Capital	$380,127,784	$115,052,119	$43,584,518
Accumulated undistributed (distributions in excess of) net investment income	—	—	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(1,138,730)	(189,840)	408,715
Net unrealized appreciation (depreciation) of investments and futures contracts	12,827,112	4,070,665	2,087,957
Total Net Assets	$391,816,166	$118,932,944	$46,081,190

Net Asset Value Per Share
Retail Class
Net Assets	$390,817,161	$118,292,514	$45,717,716
Shares Outstanding	57,539,753	12,165,597	4,422,059
Net Asset Value, Offering and Redemption Price Per Share	$6.79	$9.72	$10.34

Adviser Class
Net Assets	$154,344	$48,110	$18,734
Shares Outstanding	22,695	4,947	1,810
Net Asset Value, Offering and Redemption Price Per Share	$6.80	$9.73	$10.35

Institutional Class
Net Assets	$844,661	$592,320	$344,740
Shares Outstanding	124,245	60,908	33,314
Net Asset Value, Offering and Redemption Price Per Share	$6.80	$9.72	$10.35

Net Asset Value Per Share - Money Market Funds
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost	$376,455,744	$112,893,429	$43,329,771
(2) Fair value of securities loaned included in investments at fair value (See Note #1 and Note #4)	$499,791	$4,627	$56,122
(3) Required margin as collateral for futures contracts	$2,897,000	$760,000	$246,200

The accompanying notes are an integral part of these financial statements.

Page 76	2016 Annual Report | December 31, 2016

Balanced Fund	Global Opportunities Fund	Spectrum Fund	Quantex Fund	Infrastructure Fund	Dividend Opportunities Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund
$201,594,515	$74,936,768	$115,382,476	$77,441,501	$18,766,972	$50,253,694	$209,056,377	$29,527,527	$178,110,371
—	—	—	—	—	—	—	7,000,000	19,000,000
32,884,113	3,120,423	7,075,401	11,729,999	1,891,662	5,488,862	6,125,641	—	—
143,142	113,947	8,777	103,395	96,868	2,969	59,236	84,430	—
—	—	—	—	—	—	—	774,898	429,239
—	—	46,185,303	—	—	—	—	—	—
1,491,473	428,178	3,115,571	2,242,564	73,531	1,197,402	—	—	—
—	—	—	—	—	—	—	—	19,890,498
119,165	35,165	194,717	87,069	86,663	59,913	178,969	—	—
—	—	—	—	—	—	—	9,333	—
186,907	64,477	208,250	115,538	49,997	127,815	60,354	15,439	87,078
1,544	—	530	1,035	—	6	—	—	—
18,162	6,423	22,846	2,138	—	8,273	—	—	—
26,402	16,279	22,111	12,491	11,437	9,957	20,465	20,447	2,625
236,465,423	78,721,660	172,215,982	91,735,750	20,977,130	57,148,891	215,501,042	37,432,074	217,519,811

—	—	47,004,069	—	—	—	—	—	—
5,589,029	2,420,649	236,673	5,226,665	—	—	—	—	—
143,142	113,947	8,777	103,395	96,868	2,969	59,236	84,430	—
—	—	—	—	—	—	—	651,110	—
227,670	15,459	109,334	36,911	66,731	24,023	224,565	—	—
—	—	—	—	—	—	—	—	19,890,498
1,388	627	198	283	873	57	1,838	861	85,566
—	—	86,791	—	—	—	—	—	—
168,209	59,176	79,160	55,766	12,791	36,032	52,935	—	6,827
212,526	53,093	110,815	51,227	7,289	53,251	191,532	2,439	504
45,299	17,550	26,105	19,670	5,871	13,519	31,920	8,770	32,739
3,813	1,428	1,942	634	708	546	2,324	292	440
28,556	21,896	34,233	23,419	23,577	23,342	27,867	18,345	23,001
6,419,632	2,703,825	47,698,097	5,517,970	214,708	153,739	592,217	766,247	20,039,575

$230,045,791	$76,017,835	$124,517,885	$86,217,760	$20,762,422	$56,995,152	$214,908,825	$36,665,827	$197,480,236

$226,912,079	$82,231,620	$119,477,554	$76,538,869	$19,603,599	$55, 520,441	$227,431,232	$36,665,827	$197,478,058
—	—	—	—	(4,243)	—	—	—	12
(1,558,347)	(6,664,883)	2,005,894	2,851,240	(620,201)	(801,462)	(12,494,665)	—	(1,094)
4,692,059	451,098	3,034,437	6,827,651	1,783,267	2,276,173	(27,742)	—	3,260
$230,045,791	$76,017,835	$124,517,885	$86,217,760	$20,762,422	$56,995,152	$214,908,825	$36,665,827	$197,480,236

$229,738,077	$75,657,251	$124,008,565	$85,235,444	$20,450,075	$56,743,859	$214,754,998
21,399,410	7,915,256	12,058,601	2,554,945	959,362	5,423,743	23,145,145
$10.74	$9.56	$10.28	$33.36	$21.32	$10.46	$9.28

$89,094	$30,107	$48,319	$31,138	$7,492	$22,479	$83,959
8,294	3,147	4,696	933	351	2,149	9,051
$10.74	$9.57	$10.29	$33.37	$21.34	$10.46	$9.28

$218,620	$330,477	$461,001	$951,178	$304,855	$228,814	$69,868
20,345	34,503	44,815	28,505	14,287	21,850	7,529
$10.75	$9.58	$10.29	$33.37	$21.34	$10.47	$9.28

							$36,665,827	$197,480,236
							$36,665,827	197,469,829
							1.00	$1.0001

$229,612,337	$77, 548,729	$118,443,279	$82,043,923	$18,864,825	$53, 447,769	$215,209,760	$36,527,527	$197,107,111
$5,488,530	$2,386,535	$226,383	$5,098,403	$—	$—	$—	$—	$—
$859,750	$168,400	$1,862,000	$596,300	$71,250	$289,750	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 77

Statements of Operations
For the Period Ended December 31, 2016

	Muirfield Fund	DynamicGrowth Fund	Aggressive Growth Fund
Investment Income
Interest	$3,491	$4,007 $	2,905
Income from affiliates	256,665	34,712	21,186
Dividends	6,657,282	2,303,174	1,227,530
Total Investment Income	6,917,438	2,341,893	1,251,621

Fund Expenses
Investment advisor	2,611,456	838,661	485,636
Transfer agent - Retail Class	467,066	134,052	77,643
Transfer agent - Adviser Class	31	10	4
Transfer agent - Institutional Class	195	125	55
Transfer agent - Money Market Funds (1)
Transfer agent - Money Market Fund - Institutional Class (1)
Fund accounting	75,941	48,182	41,950
Administrative	321,528	99,457	61,708
Trustee	17,751	5,201	3,731
Audit	12,772	12,772	12,772
Legal	5,363	5,363	5,363
Custody	42,158	14,000	8,714
Printing	15,597	4,059	2,738
Distribution plan (12b-1) - Retail Class (2)	774,093	277,584	161,121
Distribution plan (12b-1) - Money Market Funds (1)
Distribution plan (12b-1) - Money Market Fund - Institutional Class (1)
Shareholder service plan - Retail Class (3)	778,444	223,419	129,405
Postage	16,682	9,642	2,462
Registration and filing	54,223	29,982	25,011
Insurance	33,407	13,326	8,382
Chief Compliance Officer	4,495	4,495	4,495
Short sale expense	—	—	—
Dividend expense on securities sold short	—	—	—
Excise tax expense	—	—	—
Recoupment of prior expenses reimbursed by the investment advisor (See Note #4)	49,794	—	—
Other	29,684	24,260	21,452
Total Expenses Before Reductions	5,310,680	1,744,590	1,052,642

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	—	(160,774)	(17,877)
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	—	—	—
Commissions recaptured and fees received from custodian (See Note #4)	(1,203,962)	(404,481)	(275,566)
Securities lending credit (See Note #4)	(32,582)	(5,666)	(8,536)
Transfer agent expenses voluntarily waived (See Note #4)	—	—	—
Transfer agent expenses contractually waived (See Note #4)	—	—	—

Net Expenses	4,074,136	1,173,669	750,663

Net Investment Income (Loss)	2,843,302	1,168,224	500,958

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments ($2,976,985 loss on covered short securities(4))	1,669,047	(525,978)	(222,869)
Net realized gains (losses) from futures contracts	7,240,410	1,717,793	1,623,675
Distributions of long-term realized gains by other investment companies	—	—	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	8,909,457	1,191,815	1,400,806

Net change in unrealized appreciation (depreciation) of investments and futures contracts	10,119,598	3,129,274	1,991,855

Net Realized and Unrealized Gain (Loss) from Investments	19,029,055	4,321,089	3,392,661

Net Change in Net Assets Resulting from Operations	$21,872,357	$5,489,313	$3,893,619

(1)	See Note #1 of the Notes to Financial Statements.

(2)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See Note #4 of the Notes to Financial Statements.

(3)	There were no Shareholder Services Plan fees accrued for the Adviser and Institutional Classes of shares. See Note #4 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Page 78	2016 Annual Report | December 31, 2016

Balanced Fund	Global Opportunities Fund	Spectrum Fund(4)	Quantex Fund	Infrastructure Fund	Dividend Opportunities Fund	Total Return Bond Fund	Prime Money Market Fund	Institutional Prime Money Market Fund(5)
$4,483	$3,306	$1,768	$5,068	$—	$1,715	$6,954	$737,171	$171,176
126,412	11,681	39,557	20,652	1,769	12,194	22,901	—	—
5,874,849	1,882,817	2,032,786	1,109,555	532,180	1,292,121	8,148,082	173,580	95,907
6,005,744	1,897,804	2,074,111	1,135,275	533,949	1,306,030	8,177,937	910,751	267,083

1,911,751	657,199	943,273	688,539	198,155	339,397	636,434	538,572	134,960
322,293	105,091	150,805	86,925	84,722	85,563	174,556
18	6	10	6	1	4	9
40	55	110	186	50	29	7
							35,449	31,922
							91,224
63,863	45,728	49,577	42,649	24,818	38,051	58,822	52,436	12,683
224,900	80,101	110,616	65,004	19,818	44,815	184,574	140,731	34,258
13,089	4,480	6,518	3,393	837	2,426	10,127	1,192	466
12,772	12,772	13,535	12,772	12,772	12,772	12,772	12,772	13,818
5,363	5,363	5,363	5,363	5,363	5,693	5,363	5,363	1,229
29,156	11,141	12,480	6,651	2,757	4,655	21,460	12,306	2,991
10,219	3,669	5,390	2,712	5,085	1,934	8,932	9,553	3,726
668,244	182,998	312,472	136,362	47,202	113,065	542,347
							8,919	690
							3
537,156	175,152	251,341	101,652	25,708	90,451	436,385
13,193	6,157	11,658	10,372	18,974	9,958	8,662	2,277	1,672
56,867	25,733	50,815	23,580	25,397	40,421	35,304	27,490	927
20,469	9,614	5,829	6,383	2,120	4,121	16,834	22,048	—
4,495	4,495	4,495	4,495	4,495	4,495	4,495	4,484	1,291
—	—	82,903	—	—	—	—	—	—
—	—	462,701	—	—	—	—	—	—
—	—	—	—	1,732	—	—	—	—
28,346	—	—	—	—	—	—	—	—
24,777	22,055	19,324	20,414	26,176	17,194	24,145	44,482	7,621
3,947,011	1,351,809	2,499,215	1,217,458	506,182	815,044	2,181,228	1,009,301	248,254

—	(114,067)	—	—	(14,665)	(83,740)	(51)	(621,432)	(145,151)
—	—	—	(172,873)	—	—	—	—	—
(657,516)	(194,639)	(602,619)	(179,835)	(4,836)	(140,657)	(225,384)	—	—
(25,336)	(23,962)	(18,953)	(53,621)	(45)	(16,830)	—	—	—
—	—	—	—	(60,992)	(2,902)	—	(496)	—
—	—	—	—	—	—	(42,887)	(22,203)	(7,991)

3,264,159	1,019,141	1,877,643	811,129	425,644	570,915	1,912,906	365,170	95,112

2,741,585	878,663	196,468	324,146	108,305	735,115	6,265,031	545,581	171,971

(2,472,203)	(3,136,881)	(1,463,084)	2,085,287	(393,962)	832,137	(2,157,021)		(1,094)
5,476,948	871,255	6,239,000	1,829,988	14,073	366,017	—		—
51,645	—	—	—	—	—	101,110		—

3,056,390	(2,265,626)	4,775,916	3,915,275	(379,889)	1,198,154	(2,055,911)		(1,094)

6,956,644	3,437,192	3,628,533	10,155,720	3,752,341	3,412,365	4,922,395		3,260

10,013,034	1,171,566	8,404,449	14,070,995	3,372,452	4,610,519	2,866,484		2,166

$12,754,619	$2,050,229	$8,600,917	$14,395,141	$3,480, 757	$5,345,634	$9,131,515	$545,581	$174,137

(4)	$2,976,985 loss on covered short securities.

(5)	Commenced operations on October 7, 2016.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 79

Statements of Changes in Net Assets
For the Periods Ended December 31,

	Muirfield Fund		Dynamic Growth Fund
	2016	2015	2016	2015
Operations
Net investment income (loss)	$2,843,302	$1,197,404	$1,168,224	$708,081
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	8,909,457	(8,885,936)	1,191,815	1,182,605
Net change in unrealized appreciation (depreciation) of investments and futures contracts	10,119,598	(15,533,850)	3,129,274	(9,045,186)
Net change in net assets resulting from operations	21,872,357	(23,222,382)	5,489,313	(7,154,500)

Distributions to Shareholders
From net investment income:
Retail Class	(2,928,064)	(1,206,913)	(1,179,811)	(713,972)
Adviser Class	(335)	—	(105)	—
Institutional Class	(2,155)	—	(1,385)	—
From net realized gain from investment transactions:
Retail Class	—	(9,177,856)	(566,878)	(3,263,183)
Adviser Class	—	—	(225)	—
Institutional Class	—	—	(2,968)	—
From return of capital:
Retail Class	—	—	—	—
Adviser Class	—	—	—	—
Institutional Class	—	—	—	—
Net change in net assets resulting from distributions	(2,930,554)	(10,384,769)	(1,751,372)	(3,977,155)

Capital Transactions:
Issued	135,904,696	261,740,230	52,208,011	98,814,975
Reinvested	2,838,323	10,071,809	1,750,198	3,975,540
Redeemed	(156,813,790)	(145,121,166)	(55,322,607)	(116,736,993)
Net change in net assets resulting from capital transactions	(18,070,771)	126,690,873	(1,364,398)	(13,946,478)

Total Change in Net Assets	871,032	93,083,722	2,373,543	(25,078,133)

Net Assets - Beginning of Year	390,945,134	297,861,412	116,559,401	141,637,534

Net Assets - End of Year	$391,816,166	$390,945,134	$118,932,944	$116,559,401

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$—	$—

Share Transactions:
Issued	20,962,657	37,521,714	5,547,887	9,864,209
Reinvested	428,665	1,527,478	182,450	416,792
Redeemed	(24,105,739)	(21,020,472)	(5,956,619)	(11,960,788)
Net change in shares	(2,714,417)	18,028,720	(226,282)	(1,679,787)

The accompanying notes are an integral part of these financial statements.

Page 80	2016 Annual Report | December 31, 2016

Aggressive Growth Fund		Balanced Fund		Global Opportunities Fund		Spectrum Fund
2016	2015	2016	2015	2016	2015	2016	2015
$500,958	$220,622	$2,741,585	$1,908,119	$878,663	$490,056	$196,468	$(235,916)

1,400,806	1,021,382	3,056,390	(4,166,746)	(2,265,626)	(3,441,622)	4,775,916	358,758

1,991,855	(6,184,825)	6,956,644	(9,092,588)	3,437,192	(5,964,881)	3,628,533	(594,096)
3,893,619	(4,942,821)	12,754,619	(11,351,215)	2,050,229	(8,916,447)	8,600,917	(471,254)

(514,879)	(226,997)	(2,762,407)	(1,916,750)	(920,975)	(502,535)	(229,819)	—
(26)	—	(336)	—	(189)	—	(85)	—
(384)	—	(754)	—	(1,716)	—	(978)	—

—	(2,792,248)	—	(1,472,510)	—	(2,772,417)	(1,322,992)	(1,529,056)
—	—	—	—	—	—	(512)	—
—	—	—	—	—	—	(5,890)	—

—	—	—	—	—	—	—	(229,488)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(515,289)	(3,019,245)	(2,763,497)	(3,389,260)	(922,880)	(3,274,952)	(1,560,276)	(1,758,544)

16,210,649	51,752,300	79,755,921	201,278,315	19,568,280	42,880,298	41,463,179	143,258,792
515,052	3,018,277	2,759,403	3,388,893	921,716	3,274,831	1,559,046	1,758,324
(52,233,584)	(53,444,927)	(151,263,770)	(76,657,319)	(52,021,124)	(37,386,702)	(51,142,012)	(17,190,287)
(35,507,883)	1,325,650	(68,748,446)	128,009,889	(31,531,128)	8,768,427	(8,119,787)	127,826,829

(32,129,553)	(6,636,416)	(58,757,324)	113,269,414	(30,403,779)	(3,422,972)	(1,079,146)	125,597,031

78,210,743	84,847,159	288,803,115	175,533,701	106,421,614	109,844,586	125,597,031	—

$46,081,190	$78,210,743	$230,045,791	$288,803,115	$76,017,835	$106,421,614	$124,517,885	$125,597,031

$—	$—	$—	$—	$—	$—	$—	$—

1,705,205	4,931,650	7,682,584	18,685,615	2,140,082	4,134,883	4,276,333	14,444,572
53,363	308,082	260,363	322,277	97,608	345,625	150,043	179,238
(5,415,390)	(5,228,440)	(14,401,906)	(7,104,140)	(5,676,548)	(3,671,048)	(5,226,636)	(1,715,438)
(3,656,822)	11,292	(6,458,959)	11,903,752	(3,438,858)	809,460	(800,260)	12,908,372

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 81

Statements of Changes in Net Assets
For the Periods Ended December 31,

	Quantex Fund		Infrastructure Fund
	2016	2015	2016	2015
Operations
Net investment income (loss)	$324,146	$325,015	$108,305	$227,628
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	3,915,275	8,553,680	(379,889)	4,841,093
Net change in unrealized appreciation (depreciation) of investments and futures contracts	10,155,720	(14,697,077)	3,752,341	(11,269,228)
Net change in net assets resulting from operations	14,395,141	(5,818,382)	3,480,757	(6,200,507)

Distributions to Shareholders
From net investment income:
Retail Class	(359,961)	(350,037)	—	(336,482)
Adviser Class	(38)	—	—	—
Institutional Class	(1,160)	—	—	—
From net realized gain from investment transactions:
Retail Class	(1,234,598)	(8,782,141)	(194,130)	(5,682,559)
Adviser Class	(445)	—	(71)	—
Institutional Class	(13,585)	—	(2,418)	—
From return of capital:
Retail Class	—	—	(234,294)	—
Adviser Class	—	—	(10)	—
Institutional Class	—	—	(324)	—
Net change in net assets resulting from distributions	(1,609,787)	(9,132,178)	(431,247)	(6,019,041)

Distributions to Shareholders - Money Market Funds
From net investment income
From net investment income (Retail Class) (2)
From net investment income (Institutional Class) (2)
Net change in net assets resulting from distributions

Capital Transactions:
Issued (4)	40,428,525	36,625,210	6,512,856	22,621,256
Reinvested	1,605,609	9,118,613	410,682	5,825,232
Redeemed (4)	(27,484,256)	(33,744,475)	(9,244,777)	(42,938,290)
Net change in net assets resulting from capital transactions	14,549,878	11,999,348	(2,321,239)	(14,491,802)

Total Change in Net Assets	27,335,232	(2,951,212)	728,181	(26,711,350)

Net Assets - Beginning of Year	58,882,528	61,833,740	20,034,151	46,745,501

Net Assets - End of Year	$86,217,760	$58,882,528	$20,762,422	$20,034,151

Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(4,243)	$(539,067)

Share Transactions:
Issued (4)	1,330,055	1,061,088	314,588	762,821
Reinvested	48,133	319,498	19,734	318,749
Redeemed (4)	(909,010)	(1,022,131)	(462,854)	(1,514,313)
Net change in shares	469,178	358,455	(128,532)	(432,743)

(1)	Commenced operations on October 7, 2016.

(2)	See Note #1 of the Notes to Financial Statements.

(3)	Commenced operations on June 30, 2015.

The accompanying notes are an integral part of these financial statements.

Page 82	2016 Annual Report | December 31, 2016

Dividend Opportunities Fund(3)		Total Return Bond Fund		Prime Money Market Fund		Institutional Prime Money Market Fund(1)

2016	2015	2016	2015	2016	2015	2016
$735,115	$396,239	$6,265,031	$5,089,219	$545,581	$216,228	$171,971

1,198,154	(2,001,377)	(2,055,911)	(8,566,033)	—	—	(1,094)

3,412,365	(1,136,192)	4,922,395	(2,115,247)	—	—	3,260
5,345,634	(2,741,330)	9,131,515	(5,592,061)	545,581	216,228	174,137

(777,037)	(401,241)	(6,263,758)	(5,089,210)
(71)	—	(726)	—
(459)	—	(557)	—
	—		—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(777,567)	(401,241)	(6,265,041)	(5,089,210)

				(28,501)	—	(171,959)
				(113,390)	(36,789)	—
				(403,691)	(179,439)	—
				(545,582)	(216,228)	(171,959)

30,149,567	63,564,516	90,469,480	136,328,662	587,186,878	1,209,592,157	304,118,416
777,204	401,229	6,255,443	5,086,663	137,783	37,827	14,473
(20,598,293)	(18,724,567)	(99,300,344)	(59,161,802)	(775,361,263)	(1,187,593,496)	(106,654,831)
10,328,478	45,241,178	(2,575,421)	82,253,523	(188,036,602)	22,036,488	197,478,058

14,896,545	42,098,607	291,053	71,572,252	(188,036,603)	22,036,488	197,480,236

42,098,607	—	214,617,772	143,045,520	224,702,430	202,665,942	—

$56,995,152	$42,098,607	$214,908,825	$214,617,772	$36,665,827	$224,702,430	$197,480,236

$—	$—	$—	$10	$—	$1	$12

3,043,488	6,344,838	9,651,192	14,346,144	587,186,877	1,209,592,157	304,102,698
79,378	41,958	668,172	537,772	137,783	37,827	14,472
(2,106,832)	(1,955,088)	(10,641,622)	(6,261,274)	(775,361,263)	(1,187,593,496)	(106,647,341)
1,016,034	4,431,708	(322,258)	8,622,642	(188,036,603)	22,036,488	197,469,829

(4)
On October 7, 2016, $131,014,084 was transferred in-kind from Prime Money Market Fund to Institutional Prime Money Market Fund. Therefore capital and shares redeemed for Prime Money Market Fund include this in-kind transfer, whereas capital and shares issued for Institutional Prime Money Market Fund include this amount as an initial contribution.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 83

Financial Highlights
For the Periods Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)
2016	$6.47	0.05	0.32	0.37	(0.05)	0.00	0.00	(0.05)
2015	$7.03	0.02	(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
2014	$6.95	0.01	0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
2013	$5.81	0.01	1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
Muirfield Fund - Adviser Class (1)(2)(4)
2016 (5)	$6.51	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(4)
2016 (5)	$6.51	0.02	0.29	0.31	(0.02)	0.00	0.00	(0.02)
Dynamic Growth Fund - Retail Class (1)(2)
2016	$9.36	0.10	0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
2015	$10.02	0.05	(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
2014	$10.35	0.04	1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
2013	$8.80	0.02	2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
Dynamic Growth Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.34	0.02	0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Growth Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.34	0.02	0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Aggressive Growth Fund - Retail Class (1)(2)
2016	$9.64	0.07	0.72	0.79	(0.09)	0.00	0.00	(0.09)
2015	$10.47	0.03	(0.48)	(0.45)	(0.03)	(0.35)	0.00	(0.38)
2014	$10.91	0.00	1.43	1.43	(0.08)	(1.79)	0.00	(1.87)
2013	$8.44	(0.00)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
Aggressive Growth Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.53	0.01	0.82	0.83	(0.01)	0.00	0.00	(0.01)
Aggressive Growth Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.53	0.01	0.82	0.83	(0.01)	0.00	0.00	(0.01)
Balanced Fund - Retail Class (1)(2)
2016	$10.36	0.11	0.39	0.50	(0.12)	0.00	0.00	(0.12)
2015	$10.98	0.09	(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
2014	$11.10	0.10	0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
Balanced Fund - Adviser Class (1)(2)(4)
2016 (5)	$10.49	0.04	0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(4)
2016 (5)	$10.49	0.04	0.26	0.30	(0.04)	0.00	0.00	(0.04)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying  investment companies as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Page 84	2016 Annual Report | December 31, 2016

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss)to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate
$6.79	5.72%	$390,817	0.73%	1.05%	1.36%	1.35%	414%
$6.47	(5.50%)	$390,945	0.33%	1.03%	1.35%	1.37%	277%
$7.03	12.12%	$297,861	0.22%	1.22%	1.44%	1.44%	238%
$6.95	30.46%	$161,823	0.14%	1.22%	1.42%	1.54%	260%
$5.81	12.38%	$114,171	(0.12%)	1.39%	1.42%	1.58%	154%

$6.80	4.68%	$154	1.32%	0.73%	0.99%	0.99%	414%

$6.80	4.72%	$845	1.33%	0.72%	0.98%	0.98%	414%

$9.72	5.37%	$118,293	1.04%	1.05%	1.42%	1.56%	369%
$9.36	(3.46%)	$116,559	0.47%	1.19%	1.48%	1.54%	245%
$10.02	12.80%	$141,638	0.40%	1.22%	1.45%	1.54%	230%
$10.35	31.61%	$102,926	0.20%	1.22%	1.39%	1.58%	276%
$8.80	14.58%	$91,977	(0.04%)	1.39%	1.42%	1.57%	154%

$9.73	4.89%	$48	1.33%	0.81%	1.12%	1.12%	369%

$9.72	4.80%	$592	1.33%	0.80%	1.11%	1.11%	369%

$10.34	8.26%	$45,718	0.77%	1.16%	1.60%	1.63%	361%
$9.64	(4.35%)	$78,211	0.24%	1.18%	1.56%	1.58%	283%
$10.47	13.49%	$84,847	0.00%	1.33%	1.59%	1.60%	239%
$10.91	30.40%	$64,608	(0.03%)	1.35%	1.57%	1.65%	272%
$8.44	14.05%	$38,939	(0.44%)	1.59%	1.62%	1.74%	167%

$10.35	8.75%	$19	0.85%	0.91%	1.24%	1.24%	361%

$10.35	8.73%	$345	0.83%	0.93%	1.25%	1.25%	361%

$10.74	4.84%	$229,738	1.02%	1.22%	1.46%	1.46%	322%
$10.36	(4.47%)	$288,803	0.81%	1.22%	1.47%	1.48%	246%
$10.98	8.61%	$175,534	0.94%	1.33%	1.50%	1.54%	180%
$11.10	19.79%	$105,642	0.85%	1.33%	1.47%	1.57%	217%
$10.06	10.42%	$86,628	0.76%	1.49%	1.51%	1.58%	168%

$10.74	2.77%	$89	2.42%	0.85%	1.06%	1.06%	322%

$10.75	2.83%	$219	2.42%	0.85%	1.07%	1.07%	322%

*	Actual amounts were less than one-half of a cent per share.

4
Ratio of net expenses to average net assets, ratio of investment income (loss) to average net assets, ratio of expenses to average net assets after reductions and recoupment of fees, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions or recoupment of fees are annualized for periods of less than one full year. Total return is not annualized.

5	Commenced operations on October 31, 2016.

The accompanying notes are an integral part of these  financial statements.

2016 Annual Report | December 31, 2016	Page 85

Financial Highlights
For the Periods Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Global Opportunities Fund - Retail Class (1)(2)
2016	$9.34	0.09		0.24	0.33	(0.11)	0.00	0.00	(0.11)
2015	$10.38	0.04		(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
2014	$11.36	0.06		0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
2013	$10.07	0.04		2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
2012	$8.90	0.00		1.17	1.17	0.00	0.00	0.00	0.00
Global Opportunities Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.41	0.06		0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Opportunities Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.41	0.06		0.16	0.22	(0.05)	0.00	0.00	(0.05)
Spectrum Fund - Retail Class (1)(2)
2016	$9.73	0.02		0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
2015 (6)	$10.00	(0.04)		(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)
Spectrum Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.97	0.02		0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.97	0.02		0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Quantex Fund - Retail Class (1)(2)
2016	$27.84	0.14		6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
2015	$35.20	0.17		(2.78)	(2.61)	(0.17)	(4.58)	0.00	(4.75)
2014	$35.04	0.13		3.11	3.24	(0.40)	(2.68)	0.00	(3.08)
2013	$25.46	0.09		10.45	10.54	(0.08)	(0.88)	0.00	(0.96)
2012	$21.84	0.07		3.63	3.70	(0.08)	0.00	0.00	(0.08)
Quantex Fund - Adviser Class (1)(2)(4)
2016 (5)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(4)
2016 (5)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Infrastructure Fund - Retail Class (1)(2)
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
2015	$30.45	0.17		(5.40)	(5.23)	(0.25)	(6.80)	0.00	(7.05)
2014	$30.98	0.19		2.64	2.83	(0.83)	(2.53)	0.00	(3.36)
2013	$24.17	0.17		6.81	6.98	(0.17)	0.00	0.00	(0.17)
2012	$24.06	0.15		0.21	0.36	(0.15)	(0.10)	0.00	(0.25)
Infrastructure Fund - Adviser Class (1)(2)(4)
2016 (5)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Infrastructure - Institutional Class (1)(2)(4)
2016 (5)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying  investment companies as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Page 86	2016 Annual Report | December 31, 2016

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate
$9.56	3.54%	$75,657	1.00%	1.16%	1.41%	1.54%	169%
$9.34	(7.21%)	$106,422	0.42%	1.19%	1.42%	1.50%	170%
$10.38	5.87%	$109,845	0.54%	1.23%	1.37%	1.51%	143%
$11.36	23.82%	$91,769	0.36%	1.23%	1.40%	1.58%	231%
$10.07	13.15%	$79,446	(0.05%)	1.39%	1.42%	1.58%	86%

$9.57	2.34%	$30	3.79%	1.01%	1.17%	1.17%	169%

$9.58	2.34%	$330	3.76%	1.02%	1.18%	1.18%	169%

$10.28	6.97%	$124,009	0.16%	1.49%	1.99%	1.99%	235%
$9.73	(1.21%)	$125,597	(0.36%)	1.49%	2.12%	2.19%	161%

$10.29	4.49%	$48	1.07%	1.38%	1.88%	1.88%	235%

$10.29	4.52%	$461	1.07%	1.38%	1.87%	1.87%	235%

$33.36	22.14%	$85,235	0.47%	1.18%	1.52%	1.77%	91%
$27.84	(7.68%)	$58,883	0.46%	1.09%	1.26%	1.75%	87%
$35.20	9.48%	$61,834	0.36%	1.44%	1.52%	1.78%	29%
$35.04	41.54%	$44,476	0.27%	1.52%	1.58%	1.94%	25%
$25.46	16.93%	$23,306	0.29%	1.60%	1.61%	2.06%	31%

$33.37	10.48%	$31	0.75%	1.10%	1.15%	1.40%	91%

$33.37	10.48%	$951	0.75%	1.09%	1.15%	1.40%	91%

$21.32	19.87%	$20,450	0.55%	2.15%	2.17%	2.55%	44%
$18.17	(16.92%)	$20,034	0.56%	1.98%	1.98%	2.01%	54%
$30.45	9.42%	$46,746	0.63%	1.88%	1.88%	1.89%	34%
$30.98	28.96%	$37,988	0.62%	1.87%	1.87%	1.99%	19%
$24.17	1.52%	$30,452	0.63%	1.89%	1.89%	2.02%	29%

$21.34	2.64%	$7	0.11%	1.87%	1.93%	2.18%	44%

$21.34	2.62%	$305	0.08%	1.90%	1.96%	2.21%	44%

*	Actual amounts were less than one-half of a cent per share.

4
Ratio of net expenses to average net assets, ratio of investment income (loss) to average net assets, ratio of expenses to average net assets after reductions and recoupment of fees, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions or recoupment of fees are annualized for periods of less than one full year. Total return is not annualized.

5	Commenced operations on October 31, 2016.

6	Commenced operations on January 1, 2015.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 87

Financial Highlights
For the Periods Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (3)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dividend Opportunities Fund - Retail Class (1)(2)
2016	$9.50	0.16	0.97	1.13	(0.17)	0.00	0.00	(0.17)
2015 (4)(6)	$10.00	0.18	(0.59)	(0.41)	(0.09)	0.00	0.00	(0.09)
Dividend Opportunities Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.87	0.03	0.59	0.62	(0.03)	0.00	0.00	(0.03)
Dividend Opportunities Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.87	0.03	0.59	0.62	(0.02)	0.00	0.00	(0.02)
Total Return Bond Fund - Retail Class (1)(2)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
2015	$9.63	0.27	(0.51)	(0.24)	(0.25)	0.00	0.00	(0.25)
2014	$9.77	0.33	(0.15)	0.18	(0.32)	0.00	0.00	(0.32)
2013	$10.15	0.38	(0.38)	(0.00)	(0.38)	0.00	0.00	(0.38)
2012	$9.73	0.44	0.41	0.85	(0.43)	0.00	0.00	(0.43)
Total Return Bond Fund - Adviser Class (1)(2)(4)
2016 (5)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(4)
2016 (5)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2015	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
Institutional Prime Money Market Fund (1)(2)(4)
2016 (7)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying  investment companies as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.

*	Actual amounts were less than one-half of a cent per share.

The accompanying notes are an integral part of these financial statements.

Page 88	2016 Annual Report | December 31, 2016

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate
$10.46	12.06%	$56,744	1.62%	1.26%	1.61%	1.80%	250%
$9.50	(4.15%)	$42,099	1.80%	1.26%	1.66%	1.85%	70%

$10.46	6.32%	$22	1.92%	0.97%	1.21%	1.21%	250%

$10.47	6.31%	$229	1.92%	1.00%	1.24%	1.24%	250%

$9.28	4.49%	$214,755	2.87%	0.88%	0.98%	1.00%	217%
$9.14	(2.51%)	$214,618	2.71%	0.88%	1.01%	1.03%	295%
$9.63	1.78%	$143,046	3.39%	0.99%	1.02%	1.13%	82%
$9.77	0.01%	$90,080	3.87%	0.99%	1.01%	1.19%	79%
$10.15	8.93%	$76,001	4.45%	0.99%	1.00%	1.23%	157%

$9.28	(1.05%)	$84	5.49%	0.52%	0.53%	0.53%	217%

$9.28	(1.08%)	$70	5.35%	0.51%	0.53%	0.53%	217%

$1.00	0.29%	$36,666	0.28%	0.32%	0.32%	0.69%	N/A
$1.00	0.07%	$56,530	0.07%	0.18%	0.18%	0.58%	N/A
$1.00	0.06%	$54,927	0.06%	0.16%	0.16%	0.67%	N/A
$1.00	0.08%	$61,288	0.08%	0.22%	0.22%	0.90%	N/A
$1.00	0.10%	$73,546	0.10%	0.30%	0.30%	0.82%	N/A

$1.0001	0.11%	$197,480	0.43%	0.24%	0.24%	0.62%	N/A

4
Ratio of net expenses to average net assets, ratio of investment income (loss) to average net assets, ratio of expenses to average net assets after reductions and recoupment of fees, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions or recoupment of fees are annualized for periods of less than one full year. Total return is not annualized.

5	Commenced operations on October 31, 2016.

6	Commenced operations on June 30, 2015.

7	Commenced operations on October 7, 2016.

The accompanying notes are an integral part of these financial statements.

2016 Annual Report | December 31, 2016	Page 89

Notes to Financial Statements
December 31, 2016

1.	Organization and Significant Accounting Policies

Meeder Funds® (the “Trust”) was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers twelve separate series and is presently comprised of twelve separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (“Balanced”), Global Opportunities Fund (“Global”), Spectrum Fund (“Spectrum”), Dividend Opportunities Fund (“Dividend”), Quantex FundTM (“Quantex”), Infrastructure Fund (“Infrastructure”)(f.k.a. Miller/Howard Infrastructure Fund)( see sixth paragraph of Note #1 for more information), Total Return Bond Fund (“Bond”), Prime Money Market Fund (“Prime Money Market”)(f.k.a. Money Market Fund)( see second paragraph of Note #1 for more information), and Institutional Prime Money Market Fund (“Institutional Prime Money Market”)(see second paragraph of Note #1 for more information)(each a “Fund” and collectively the “Funds”).

In July 2014, the Securities and Exchange Commission adopted new money market fund rules that became effective on October 14, 2016. As part of these new rules, beneficial ownership of retail money market funds are now limited to natural persons; therefore, institutions are no longer permitted to own retail money market fund shares. As a result, effective October 7, 2016, the Meeder Money Market Fund became a retail money market fund with a stable net asset value per share of $1.00 and changed its name to Meeder Prime Money Market Fund. The Institutional Class of the Meeder Money Market Fund liquidated. Also effective October 7, 2016, an institutional money market fund was launched called Meeder Institutional Prime Money Market Fund with a floating net asset value per share. On October 7, 2016, investments in the amount of $131,014,084 were transferred in-kind from the Meeder Prime Money Market Fund into the Meeder Institutional Prime Money Market Fund. Organizational and offering costs of the Meeder Institutional Prime Money Market Fund were incurred by the advisor and are not subject to recoupment. For more information on these money market funds, please refer to each Fund’s prospectus.

The investment objective of Prime Money Market is to provide current income while maintaining a stable share price of $1.00. The investment objective of Institutional Prime Money Market is to provide current income consistent with liquidity and the preservation of capital. Prime Money Market and Institutional Prime Money Market (the “Money Market Funds”) each offer only one class of shares.

Prior to October 31, 2016, each Fund, other than Infrastructure and the Money Market Funds, offered one class of shares. Infrastructure offered two classes: Retail Class and Institutional Class. Effective October 31, 2016, the Funds, except for Infrastructure and the Money Market Funds, designated their single class of shares as Retail Class. Each of those Funds also launched Adviser Shares and Institutional Shares. Also on October 31, 2016, Infrastructure launched Adviser Shares. Each class of shares has equal rights as to earnings and assets, except that each class bears different distribution, shareholder servicing, and transfer agent expenses (see Note #4).

The investment objective of Muirfield, Dynamic, Aggressive, Global, Spectrum, and Quantex is to provide long term capital appreciation. The investment objective of Balanced is to provide income and long term capital appreciation. The investment objective of Dividend and Infrastructure is to provide total return, including capital appreciation and income. The investment objective of Bond is total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Effective September 15, 2016, Miller/Howard Investments, Inc. resigned as subadviser to Infrastructure. As a result, Miller/Howard Infrastructure Fund changed its name to Infrastructure Fund. The Fund will continue to generally invest at least 80% of its net assets in infrastructure companies, and may invest up to 25% of its total assets in securities of master limited partnerships (“MLPs”) in the energy sector. The Fund will also continue to invest at least 25% of its total assets in securities of public utility companies.

Use of estimates. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund.

Page 90	2016 Annual Report | December 31, 2016

Futures & options. Each Fund, except the Money Market Funds, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for the Money Market Funds, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Bond and the Money Market Funds, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Bond and the fixed income portion of Balanced can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the period ended December 31, 2016, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the period ended December 31, 2016.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2016 was as follows:

Amount of Cash Held at Broker and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location*	Fair Value of Cash Held at Broker for Futures Contracts	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$2,669,950	$(537,522)
Dynamic	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,931,335	(48,825)
Aggressive	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	604,645	(122,357)
Balanced	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,491,473	(174,232)

2016 Annual Report | December 31, 2016	Page 91

Amount of Cash Held at Broker and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location*	Fair Value of Cash Held at Broker for Futures Contracts	Fair Value of Unrealized Appreciation (Depreciation)
Global	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$428,178	$(57,364)
Spectrum	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	3,115,571	(213,454)
Quantex	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	2,242,564	(299,926)
Dividend	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,197,402	(18,614)
Infrastructure	Equity contracts	Assets, Cash held at broker for futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	73,531	(10,542)

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2016 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

	Type of Derivative/ Risk	Contracts as of December 31, 2015	Long and Short Contracts Opened During the Period	Long and Short Contracts Closed/ Expired During the Period	Contracts as of December 31, 2016	Statement of Operations Location	For the Period Ended December 31, 2016
Muirfield	Equity contracts	600	6,429	6,419	610	Net realized gains (losses) from futures contracts	$7,240,410
Dynamic	Equity contracts	44	1,443	1,327	160	Net realized gains (losses) from futures contracts	1,717,793
Aggressive	Equity contracts	29	1,114	1,089	54	Net realized gains (losses) from futures contracts	1,623,675
Balanced	Equity contracts	353	3,547	3,719	181	Net realized gains (losses) from futures contracts	5,476,948
Global	Equity contracts	38	661	665	34	Net realized gains (losses) from futures contracts	871,255
Spectrum	Equity contracts	102	3,063	2,773	392	Net realized gains (losses) from futures contracts	6,239,000
Quantex	Equity contracts	15	418	344	89	Net realized gains (losses) from futures contracts	1,829,988
Dividend	Equity contracts	23	496	458	61	Net realized gains (losses) from futures contracts	366,017
Infrastructure	Equity contracts	—	28	13	15	Net realized gains (losses) from futures contracts	14,073

Page 92	2016 Annual Report | December 31, 2016

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative/Risk	Statement of Operations Location	For the Period Ended December 31, 2016
Muirfield	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$426,175
Dynamic	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(114,201)
Aggressive	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(163,312)
Balanced	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	351,675
Global	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(112,854)
Spectrum	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(341,665)
Quantex	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(317,299)
Dividend	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(14,741)
Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(10,542)

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2013 through December 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the period ended December 31, 2016, Infrastructure incurred excise tax expense in the amount of $1,732.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, Global, and Spectrum declare and pay dividends from net investment income, if any, on a quarterly basis. Infrastructure, Dividend, and Bond declare and pay dividends from net investment income on a monthly basis. The Money Market Funds declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to net operating losses and partnership basis adjustments. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the period ended December 31, 2016, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield	$—	$87,252	$(87,252)
Dynamic	—	13,077	(13,077)
Aggressive	—	14,331	(14,331)
Balanced	(22,330)	21,912	418
Global	(44,217)	44,217	—
Spectrum	—	34,414	(34,414)
Quantex	—	37,013	(37,013)
Infrastructure	(309,287)	426,519	(117,232)
Dividend	(44,213)	42,452	1,761

2016 Annual Report | December 31, 2016	Page 93

Investment income & expenses. For all Funds, except the Money Market Funds, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds, except the Money Market Funds, are authorized to issue an unlimited number of shares in the Retail Class, the Adviser Class, and the Institutional Class. Transactions in the capital shares of the Funds for the period ended December 31, 2016 and the period ended December 31, 2015 were as follows:

	Issued		Reinvested
	Amount	Shares	Amount	Shares
Period Ended December 31, 2016
Muirfield - Retail	$134,775,425	20,789,278	$2,835,833	428,299
Muirfield - Adviser	147,432	22,647	335	49
Muirfield - Institutional	981,839	150,732	2,155	317
Dynamic - Retail	51,549,145	5,477,401	1,745,515	181,974
Dynamic - Adviser	45,886	4,913	330	34
Dynamic - Institutional	612,980	65,573	4,353	442
Aggressive - Retail	15,870,787	1,670,120	514,642	53,324
Aggressive - Adviser	17,233	1,808	26	2
Aggressive - Institutional	322,629	33,277	384	37
Balanced - Retail	79,447,530	7,653,253	2,758,313	260,262
Balanced - Adviser	86,679	8,263	336	31
Balanced - Institutional	221,712	21,068	754	70
Global - Retail	19,207,912	2,101,934	919,811	97,409
Global - Adviser	29,425	3,127	189	20
Global - Institutional	330,943	35,021	1,716	179
Spectrum - Retail	40,881,075	4,217,974	1,551,581	149,326
Spectrum - Adviser	46,246	4,639	597	57
Spectrum - Institutional	535,858	53,720	6,868	660
Quantex - Retail	39,531,805	1,300,850	1,590,381	47,686
Quantex - Adviser	28,190	919	483	14
Quantex - Institutional	868,530	28,286	14,745	433
Infrastructure - Retail	6,207,005	300,083	407,859	19,601
Infrastructure - Adviser	7,305	347	81	4
Infrastructure - Institutional	298,546	14,158	2,742	129
Dividend - Retail	29,907,824	3,019,540	776,674	79,327
Dividend - Adviser	21,143	2,142	72	7
Dividend - Institutional	220,600	21,806	458	44
Bond - Retail	90,300,352	9,633,295	6,254,160	668,034
Bond - Adviser	84,879	8,973	726	78
Bond - Institutional	84,249	8,924	557	60
Prime Money Market	9,599,544	9,599,543	28,851	28,851
Institutional Prime Money Market***	304,118,416	304,102,698	14,473	14,472
Money Market - Retail**	83,963,435	83,963,435	104,345	104,345
Money Market - Institutional**	493,623,899	493,623,899	4,587	4,587

Period Ended December 31, 2015
Muirfield*	$261,740,230	37,521,714	$10,071,809	1,527,478
Dynamic*	98,814,975	9,864,209	3,975,540	416,792
Aggressive*	51,752,300	4,931,650	3,018,277	308,082
Balanced*	201,278,315	18,685,615	3,388,893	322,277
Global*	42,880,298	4,134,883	3,274,831	345,625
Spectrum*	143,258,792	14,444,572	1,758,324	179,238
Quantex*	36,625,210	1,061,088	9,118,613	319,498
Infrastructure*	22,621,256	762,821	5,825,232	318,749
Dividend*	63,564,516	6,344,838	401,229	41,958
Bond*	136,328,662	14,346,144	5,086,663	537,772
Money Market - Retail**	121,657,074	121,657,074	34,305	34,305
Money Market - Institutional**	1,087,935,083	1,087,935,083	3,522	3,522

Page 94	2016 Annual Report | December 31, 2016

	Redeemed		Net Increase (Decrease)
	Amount	Shares	Amount	Shares
Period Ended December 31, 2016
Muirfield - Retail	$(156,631,222)	(24,078,934)	$(19,019,964)	(2,861,357)
Muirfield - Adviser	(10)	(1)	147,757	22,695
Muirfield - Institutional	(182,558)	(26,804)	801,436	124,245
Dynamic - Retail	(55,272,607)	(5,951,512)	(1,977,947)	(292,137)
Dynamic - Adviser	—	—	46,216	4,947
Dynamic - Institutional	(50,000)	(5,107)	567,333	60,908
Aggressive - Retail	(52,233,584)	(5,415,390)	(35,848,155)	(3,691,946)
Aggressive - Adviser	—	—	17,259	1,810
Aggressive - Institutional	—	—	323,013	33,314
Balanced - Retail	(151,255,303)	(14,401,113)	(69,049,460)	(6,487,598)
Balanced - Adviser	—	—	87,015	8,294
Balanced - Institutional	(8,467)	(793)	213,999	20,345
Global - Retail	(52,014,518)	(5,675,851)	(31,886,795)	(3,476,508)
Global - Adviser	—	—	29,614	3,147
Global - Institutional	(6,606)	(697)	326,053	34,503
Spectrum - Retail	(51,043,012)	(5,217,071)	(8,610,356)	(849,771)
Spectrum - Adviser	—	—	46,843	4,696
Spectrum - Institutional	(99,000)	(9,565)	443,726	44,815
Quantex - Retail	(27,477,066)	(908,796)	13,645,120	439,740
Quantex - Adviser	—	—	28,673	933
Quantex - Institutional	(7,190)	(214)	876,085	28,505
Infrastructure - Retail	(9,244,777)	(462,854)	(2,629,913)	(143,170)
Infrastructure - Adviser	—	—	7,386	351
Infrastructure - Institutional	—	—	301,288	14,287
Dividend - Retail	(20,598,293)	(2,106,832)	10,086,205	992,035
Dividend - Adviser	—	—	21,215	2,149
Dividend - Institutional	—	—	221,058	21,850
Bond - Retail	(99,286,839)	(10,640,167)	(2,732,327)	(338,838)
Bond - Adviser	—	—	85,605	9,051
Bond - Institutional	(13,505)	(1,455)	71,301	7,529
Prime Money Market	(24,978,383)	(24,978,383)	(15,349,988)	(15,349,989)
Institutional Prime Money Market	(106,654,831)	(106,647,341)	197,478,058	197,469,829
Money Market - Retail**,***	(88,582,452)	(88,582,452)	(4,514,672)	(4,514,672)
Money Market - Institutional**,***	(661,800,428)	(661,800,428)	(168,171,942)	(168,171,942)

Period Ended December 31, 2015
Muirfield*	$(145,121,166)	(21,020,472)	$126,690,873	18,028,720
Dynamic*	(116,736,993)	(11,960,788)	(13,946,478)	(1,679,787)
Aggressive*	(53,444,927)	(5,228,440)	1,325,650	11,292
Balanced*	(76,657,319)	(7,104,140)	128,009,889	11,903,752
Global*	(37,386,702)	(3,671,048)	8,768,427	809,460
Spectrum*	(17,190,287)	(1,715,438)	127,826,829	12,908,372
Quantex*	(33,744,475)	(1,022,131)	11,999,348	358,455
Infrastructure*	(42,938,290)	(1,514,313)	(14,491,802)	(432,743)
Dividend*	(18,724,567)	(1,955,088)	45,241,178	4,431,708
Bond*	(59,161,802)	(6,261,274)	82,253,523	8,622,642
Money Market - Retail**	(120,087,456)	(120,087,456)	1,603,923	1,603,923
Money Market - Institutional**	(1,067,506,040)	(1,067,506,040)	20,432,565	20,432,565

*
Capital stock transactions in 2015 reflect transactions in the Funds prior to offering multiple classes. For more information, please see the fourth paragraph of Note #1 within these financial statements.

**	Capital stock transactions reflect amounts when the Fund offered multiple classes of shares. For more information, please see the second paragraph of Note #1 within these financial statements.

***
On October 7, 2016, $131,014,084 was transferred in-kind from Prime Money Market Fund to Institutional Prime Money Market Fund. Therefore capital and shares redeemed for Prime Money Market Fund include this in-kind transfer, whereas capital and shares issued for Institutional Prime Money Market Fund include this amount as an initial contribution.

2016 Annual Report | December 31, 2016	Page 95

Offsetting Assets & Liabilities.  The Funds are party to enforceable master netting agreements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts.  The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2016.

	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund				Financial Instruments*	Collateral Pledged(Received)*	Net Amount
Assets:
Securities Loaned
Muirfield	$499,791	$—	$499,791	$—	$(499,791)	$—
Dynamic	4,627	—	4,627	—	(4,627)	—
Aggressive	56,122	—	56,122	—	(56,122)	—
Balanced	5,488,530	—	5,488,530	—	(5,488,530)	—
Global	2,386,535	—	2,386,535	—	(2,386,535)	—
Spectrum	226,383	—	226,383	—	(226,383)	—
Quantex	5,098,403	—	5,098,403	—	(5,098,403)	—

Repurchase Agreements
Prime Money Market	$7,000,000	$—	$7,000,000	$(7,000,000)	$—	$—

Institutional Prime Money Market	19,000,000	—	19,000,000	(19,000,000)	—	—

Liabilities:
Futures Contracts
Muirfield	$(537,522)	$—	$(537,522)	$—	$537,522	$—
Dynamic	(48,825)	—	(48,825)	—	48,825	—
Aggressive	(122,357)	—	(122,357)	—	122,357	—
Balanced	(174,232)	—	(174,232)	—	174,232	—
Global	(57,364)	—	(57,364)	—	57,364	—
Spectrum	(213,454)	—	(213,454)	—	213,454	—
Quantex	(299,926)	—	(299,926)	—	299,926	—
Dividend	(18,614)	—	(18,614)	—	18,614	—
Infrastructure	(10,542)	—	(10,542)	—	10,542	—

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income  and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

2.	Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Page 96	2016 Annual Report | December 31, 2016

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Prime Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Prime Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the period ended December 31, 2016, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2016.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$280,589,887	$—	$—	$280,589,887
Registered investment companies	13,975,688	—	—	13,975,688
Money market registered investment companies	94,507,803	—	—	94,507,803
Bank Obligations	—	747,000	—	747,000
Total	$389,073,378	$747,000	$—	$389,820,378
Trustee deferred compensation***	$305,391	$—	$—	$305,391
Futures contracts**	$(537,522)	$—	$—	$(537,522)

2016 Annual Report | December 31, 2016	Page 97

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$100,990,901	$—	$—	$100,990,901
Money market registered investment companies	15,275,018	—	—	15,275,018
Bank Obligations	—	747,000	—	747,000
Total	$116,265,919	$747,000	$—	$117,012,919
Trustee deferred compensation***	$165,293	$—	$—	$165,293
Futures contracts**	$(48,825)	$—	$—	$(48,825)

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$40,387,298	$—	$—	$40,387,298
Money market registered investment companies	5,152,787	—	—	5,152,787
Total	$45,540,085	$—	$—	$45,540,085
Trustee deferred compensation***	$98,034	$—	$—	$98,034
Futures contracts**	$(122,357)	$—	$—	$(122,357)

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$117,328,330	$—	$—	$117,328,330
Registered investment companies	77,930,156	—	—	77,930,156
Money market registered investment companies	38,473,142	—	—	38,473,142
Bank Obligations	—	747,000	—	747,000
Total	$233,731,628	$747,000	$—	$234,478,628
Trustee deferred compensation***	$143,142	$—	$—	$143,142
Futures contracts**	$(174,232)	$—	$—	$(174,232)

Global – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$36,078,569	$—	$—	$36,078,569
Registered investment companies	35,690,550	—	—	35,690,550
Money market registered investment companies	5,541,072	—	—	5,541,072
Bank Obligations	—	747,000	—	747,000
Total	$77,310,191	$747,000	$—	$78,057,191
Trustee deferred compensation***	$113,947	$—	$—	$113,947
Futures contracts**	$(57,364)	$—	$—	$(57,364)

Spectrum – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks – Long*	$114,896,803	$—	$—	$114,896,803
Money market registered investment companies	7,312,074	—	—	7,312,074
Bank Obligations	—	249,000	—	249,000
Total – Long investments	$122,208,877	$249,000	$—	$122,457,877
Common stocks – Short*	$(47,004,069)	$—	$—	$(47,004,069)
Trustee deferred compensation***	$8,777	$—	$—	$8,777
Futures contracts**	$(213,454)	$—	$—	$(213,454)

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$71,467,836	$—	$—	$71,467,836
Money market registered investment companies	16,956,664	—	—	16,956,664
Bank Obligations	—	747,000	—	747,000
Total	$88,424,500	$747,000	$—	$89,171,500
Trustee deferred compensation***	$103,395	$—	$—	$103,395
Futures contracts**	$(299,926)	$—	$—	$(299,926)

Page 98	2016 Annual Report | December 31, 2016

Infrastructure – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$18,766,972	$—	$—	$18,766,972
Money market registered investment companies	1,891,662	—	—	1,891,662
Total	$20,658,634	$—	$—	$20,658,634
Trustee deferred compensation***	$96,868	$—	$—	$96,868
Futures contracts**	$(10,542)	$—	$—	$(10,542)

Dividend – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$50,004,694	$—	$—	$50,004,694
Money market registered investment companies	5,488,862	—	—	5,488,862
Bank Obligations	—	249,000	—	249,000
Total	$55,493,556	$249,000	$—	$55,742,556
Trustee deferred compensation***	$2,969	$—	$—	$2,969
Futures contracts**	$(18,614)	$—	$—	$(18,614)

Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$208,259,503	$—	$—	$208,259,503
Money market registered investment companies	6,125,641	—	—	6,125,641
Bank Obligations	—	747,000	—	747,000
U.S. government obligations	—	49,874	—	49,874
Total	$214,385,144	$796,874	$—	$215,182,018
Trustee deferred compensation***	$59,236	$—	$—	$59,236

Prime Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Certificates of deposit	$—	$1,197,601	$—	$1,197,601
Commercial paper	—	13,640,428	—	13,640,428
Corporate obligations	—	567,500	—	567,500
Repurchase agreements	—	7,000,000	—	7,000,000
U.S. government agency obligations	—	1,627,031	—	1,627,031
Money Market registered investment companies	12,494,967	—	—	12,494,967
Total	$12,494,967	$24,032,560	$—	$36,527,527
Trustee deferred compensation***	$84,430	$—	$—	$84,430

Institutional Prime Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Certificates of deposit	$—	$6,802,711	$—	$6,802,711
Commercial Paper	—	72,485,111	—	72,485,111
Corporate obligations	—	1,734,118	—	1,734,118
Repurchase agreements	—	19,000,000	—	19,000,000
U.S. government agency obligations	—	5,643,852	—	5,643,852
Money Market registered investment companies	91,444,579	—	—	91,444,579
Total	$91,444,579	$105,665,792	$—	$197,110,371

*	See schedule of investments for industry classifications.

**	Futures contracts include unrealized gain/loss on contracts open at December 31, 2016.

***	A corresponding liability exists that is marked to market and is fair valued under the Level 1 hierarchy.

2016 Annual Report | December 31, 2016	Page 99

3.	Investment Transactions

For the period ended December 31, 2016, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$1,282,826,296	$1,296,681,550
Dynamic	374,249,131	388,302,235
Aggressive	207,783,134	244,533,871
Balanced	734,041,815	788,907,064
Global	141,496,496	172,199,321
Spectrum	262,107,300	244,441,753
Quantex	58,365,580	56,285,020
Infrastructure	8,518,909	12,969,724
Dividend	110,643,204	104,611,712
Bond	457,903,864	459,886,936

For the period ended December 31, 2016, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Bond	$2,640	$—

4.	Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Infrastructure**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Global	N/A	N/A	N/A	0.75%	N/A	0.60%
Spectrum	N/A	N/A	N/A	0.75%	N/A	0.60%
Dividend	N/A	N/A	N/A	0.75%	N/A	0.60%
Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Prime Money Market***	N/A	N/A	0.40%	N/A	0.25%	N/A
Institutional Prime
Money Market***,****	N/A	N/A	0.40%	N/A	0.25%	N/A

*
MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about October 31st, unless MAM elects to terminate this reduction. During the period ended December 31, 2016, $172,873 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**	From the period September 16, 2016 through December 31, 2016, MAM voluntarily agreed to reduce $14,665 of investment advisory fees in Infrastructure.

***	During the period ended December 31, 2016, MAM voluntarily agreed to reduce $621,432 and $145,151 of investment advisory fees in Prime Money Market and Institutional Prime Money Market, respectively.

****
MAM has contractually agreed to reduce and/or reimburse expenses for Institutional Prime Money Market through at least April 30, 2018, to the extent necessary to limit the total operating expenses of the Fund, excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses, to no more than 0.60% of average daily net assets. During the period ended December 31, 2016, there were no such fees waived.

Page 100	2016 Annual Report | December 31, 2016

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield*	$4,000	$15	0.12%
Quantex*	4,000	15	0.12%
Infrastructure*	4,000	15	0.12%
Dynamic*	4,000	15	0.12%
Aggressive*	4,000	15	0.12%
Balanced*	4,000	15	0.12%
Global*	4,000	15	0.12%
Spectrum*	4,000	15	0.12%
Dividend*	4,000	15	0.12%
Bond*	4,000	15	0.08%
Prime Money Market	4,000	20	0.08%
Institutional Prime Money Market	4,000	20	0.08%

*	All classes of shares were charged the same fee for the period ended December 31, 2016.

For fixed income Funds (Bond, Prime Money Market, and Institutional Prime Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be contractually reduced by 0.02%. During the period ended December 31, 2016, MFSCo contractually waived $42,887, $22,203, and $7,991 of transfer agent fees for Bond, Prime Money Market, and Institutional Prime Money Market, respectively.

MFSCo also voluntarily waived $60,992, $2,902, and $496 for Infrastructure, Dividend, and Prime Money Market, respectively, during the period ended December 31, 2016. MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Infrastructure	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Global	0.10%	0.08%
Spectrum	0.10%	0.08%
Dividend	0.10%	0.08%
Bond	0.10%	0.08%
Prime Money Market	0.10%	0.08%
Institutional Prime Money Market	0.10%	0.08%

2016 Annual Report | December 31, 2016	Page 101

MFSCo serves as accounting  services agent for each Fund. In compensation  for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Infrastructure	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Dividend	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%
Institutional Prime Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the period ended December 31, 2016, MAM and MFSCo agreed to voluntarily waive and/or reimburse investment advisory fees and transfer agent fees, respectively. The cumulative amounts voluntarily waived and/or reimbursed and the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring  expenses) for each Fund are as follows:

	Voluntary Expense Reimbursements	Impact of Voluntary Waivers to Average Net Assets	Impact of Voluntary Waivers to Average Net Assets – Retail Class	Impact of Voluntary Waivers to Average Net Assets – Adviser Class**	Impact of Voluntary Waivers to Average Net Assets – Institutional Class**
Muirfield	$—	N/A	N/A	N/A	N/A
Quantex*	—	N/A	N/A	N/A	N/A
Infrastructure	75,657	N/A	0.38%	N/A	N/A
Dynamic	160,774	N/A	0.14%	N/A	N/A
Aggressive	17,877	N/A	0.03%	N/A	N/A
Balanced	—	N/A	N/A	N/A	N/A
Global	114,067	N/A	0.13%	N/A	N/A
Spectrum	—	N/A	N/A	N/A	N/A
Dividend	86,642	N/A	0.19%	N/A	N/A
Bond	51	N/A	N/A	N/A	N/A
Prime Money Market	621,928	0.38%	N/A	N/A	N/A
Institutional Prime Money Market	145,151	0.36%	N/A	N/A	N/A

*	$172,873 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 100.

**	There were no fees voluntarily waived or reimbursed in any Adviser or Institutional Class of shares.

Expenses were contractually  reimbursed  by MAM in 2013 for Muirfield, Dynamic, Aggressive, Balanced, Global and Bond in the amounts of $49,794, $40,570, $1,137, $28,346, $42,970, and $42,868, respectively. These contractual expense reimbursements were subject to repayment by the applicable Fund before December 31, 2016, contingent upon approval by the Board of Trustees and the Fund operating below the contractual expense limitation in place at the time in which the amount was reimbursed. During 2016, Muirfield repaid $49,794 to MAM, resulting in an expense ratio of 1.37% (contractual limitation was 1.39%), while Balanced repaid $28,346 to MAM, resulting in an expense ratio of 1.47% (contractual limitation was 1.49%). All other Funds’ remaining repayments have expired as of December 31, 2016.

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington  National Bank (“HNB”), whereby  HNB receives distribution, service, and administration fees (collectively the “fees”) from holdings in other investment companies (or mutual funds, etc). The fees are remitted to the Funds, which are used to pay expenses of each Fund. The Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. There were no fees received during the period ended December 31, 2016, and therefore gross expenses were not reduced.

Page 102	2016 Annual Report | December 31, 2016

Certain Funds have entered into securities  lending arrangements  with HNB. Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2016, the Funds (excluding Infrastructure, Dividend, Bond, Prime Money Market, and Institutional Prime Money Market) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. For the period ended December 31, 2016, income earned through securities lending arrangements was as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$32,582
Dynamic	5,666
Aggressive	8,536
Balanced	25,336
Global	23,962
Spectrum	18,953
Quantex	53,621
Infrastructure	45
Dividend	16,830

Certain Funds have entered into directed brokerage agreements with independent brokers/dealers, whereby Fund expenses are reduced. The Funds use these amounts received to reduce the gross expenses of each Fund. The Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without these agreements it is likely that the Funds would not recapture any fees from portfolio transactions. MAM received payment of or credit for advisor related expenses used for the Funds’ benefit. For the period ended December 31, 2016, commissions recaptured through directed brokerage arrangements were as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$1,203,962
Dynamic	404,481
Aggressive	275,566
Balanced	657,516
Global	194,639
Spectrum	602,619
Quantex	179,835
Infrastructure	4,836
Dividend	140,657
Bond	225,384

2016 Annual Report | December 31, 2016	Page 103

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution  of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including MAM and its affiliates. The annual adopted 12b-1 plan maximum limitations, along with 12b-1 plan expense payments made to MAM and its affiliates for the period ended December 31, 2016, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets – Institutional Class	12b-1 Plan Expense Payments Made to MAM and Its Affiliates
Muirfield	N/A	0.20%	N/A	N/A	$136,366
Quantex	N/A	0.20%	N/A	N/A	44,778
Infrastructure	N/A	0.25%	N/A	N/A	14,802
Dynamic	N/A	0.25%	N/A	N/A	61,804
Aggressive	N/A	0.25%	N/A	N/A	42,677
Balanced	N/A	0.25%	N/A	N/A	118,994
Global	N/A	0.25%	N/A	N/A	40,942
Spectrum	N/A	0.25%	N/A	N/A	50,152
Dividend	N/A	0.25%	N/A	N/A	15,875
Bond	N/A	0.25%	N/A	N/A	106,674
Prime Money Market	0.20%	N/A	N/A	N/A	N/A
Institutional Prime Money Market	0.25%	N/A	N/A	N/A	N/A

The Funds (other than the Money Market Funds) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the period ended December 31, 2016 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets – Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets –Adviser Class*	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets – Institutional Class*
Muirfield	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Infrastructure	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Aggressive	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Dividend	0.20%	0.25%	0.10%
Bond	0.20%	0.25%	0.10%

*	There were no Shareholder Services Plan fees accrued for the Adviser and Institutional Classes of shares.

The Funds have adopted a Deferred Compensation Plan (the “Plan”)  for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate  this Plan at any time.

Certain trustees  and officers  of the Funds are also officers  or directors  of Meeder, MAM, and MFSCo. Legal Counsel is also an officer of the Funds.

Page 104	2016 Annual Report | December 31, 2016

During the period ended December 31, 2016, several of the Funds invested in either the Prime Money Market Fund or the Institutional Prime Money Market Fund, both affiliates, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales  amounts in the following tables are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Funds on a net basis. The Funds’ investments in the Prime Money Market Fund were as follows:

	12/31/15 Fair Value	Purchases	Sales	12/31/16 Cost	Income	12/31/16 Fair Value
Muirfield	$78,421,816	$185,223,202	$(263,645,018)	$—	$176,302	$—
Dynamic	2,831,104	76,848,780	(79,679,884)	—	19,633	—
Aggressive	1,426,139	54,468,082	(55,894,221)	—	16,847	—
Balanced	34,709,544	136,606,759	(171,316,303)	—	103,140	—
Global	15,476,825	38,099,494	(53,576,319)	—	9,358	—
Spectrum	20,818,164	55,030,278	(75,848,442)	—	34,891	—
Quantex	593,012	28,615,797	(29,208,809)	—	7,175	—
Infrastructure	4,589	6,823,335	(6,827,924)	—	787	—
Dividend	1,138,794	31,358,054	(32,496,848)	—	5,215	—
Bond	10,140,525	98,249,948	(108,390,473)	—	15,910	—

The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 0.64% on December 31, 2016, were as follows:

	12/31/15 Fair Value	Purchases	Sales	Realized Gains	12/31/16 Cost	Change in Unrealized	Income	12/31/16 Fair Value
Muirfield	$—	$123,986,965	$(30,000,653)	$2,775	$93,989,087	$3,179	$80,363	$93,992,266
Dynamic	—	28,250,414	(12,981,303)	976	15,270,087	19	15,079	15,270,106
Aggressive	—	10,643,942	(5,548,639)	90	5,095,393	30	4,339	5,095,423
Balanced	—	43,671,126	(10,787,521)	492	32,884,097	16	23,272	32,884,113
Global	—	11,133,699	(8,013,555)	7	3,120,151	272	2,323	3,120,423
Spectrum	—	24,794,213	(17,718,857)	17	7,075,373	28	4,666	7,075,401
Quantex	—	20,329,601	(8,600,949)	768	11,729,420	579	13,477	11,729,999
Infrastructure	—	3,655,498	(1,763,883)	46	1,891,661	1	982	1,891,662
Dividend	—	14,400,890	(8,912,911)	780	5,488,759	103	6,979	5,488,862
Bond	—	27,546,540	(21,420,901)	(226)	6,125,413	228	6,991	6,125,641

5.	Federal Tax Information

The tax characteristics of dividends paid by the Funds during the period ended December 31, 2016 were as follows:

	Ordinary Income	Net Short-Term Capital Gains***	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield	$2,921,928	$—	$—	$—	$2,921,928
Dynamic	1,181,295	—	570,071	—	1,751,366
Aggressive	515,324	—	—	—	515,324
Balanced	2,762,245	—	—	—	2,762,245
Global	922,270	—	—	—	922,270
Spectrum	230,684	—	1,329,394	—	1,560,078
Quantex	361,262	871,863	376,765	—	1,609,890
Infrastructure	29,976	—	196,619	221,929	448,524
Dividend	777,516	—	—	—	777,516
Bond	6,263,564	—	—	—	6,263,564
Prime Money Market	567,140	—	—	—	567,140
Institutional Prime Money Market	86,393	—	—	—	86,393

2016 Annual Report | December 31, 2016	Page 105

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Short-Term Capital Gains***	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield	$1,202,283	$3,939,196	$5,238,660	$—	$10,380,139
Dynamic	713,959	941,174	2,322,009	—	3,977,142
Aggressive	226,931	1,170,375	1,621,873	—	3,019,179
Balanced	1,916,823	751,208	721,302	—	3,389,333
Global	502,535	—	2,772,417	—	3,274,952
Spectrum	—	1,136,709	392,347	229,488	1,758,544
Quantex	350,309	2,941,019	5,841,122	—	9,132,450
Infrastructure	354,632	—	5,682,559	—	6,037,191
Dividend	401,235	—	—	—	401,235
Bond	5,089,086	—	—	—	5,089,086
Prime Money Market	204,416	—	—	—	204,416

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(Deficit)
Muirfield	$—	$1,764,003	$9,924,379	$11,688,382
Dynamic	—	782,415	3,098,410	3,880,825
Aggressive	—	446,773	2,049,899	2,496,672
Balanced	—	(82,095)	3,215,807	3,133,712
Global	—	(6,488,111)	274,326	(6,213,785)
Spectrum	—	2,172,636	2,867,695	5,040,331
Quantex	2,013,070	542,617	7,123,204	9,678,891
Infrastructure	—	(704,765)	1,863,588	1,158,823
Dividend	—	(635,466)	2,110,177	1,474,711
Bond	—	(11,718,467)	(803,940)	(12,522,407)
Prime Money Market	—	—	—	—
Institutional Prime Money Market	12	(1,094)	3,260	2,178

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

**
The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

***	Net short-term capital gains dividends are taxed as ordinary for federal tax purposes.

The following Funds elected to defer the following amounts of post-October losses:

Post-October Loss Deferral
Infrastructure	$216,089
Bond	285,930
Institutional Prime Money Market	1,068

Page 106	2016 Annual Report | December 31, 2016

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2016, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Capital Loss Carryforwards	Amount	Tax Character
Infrastructure	$434,010	Short-Term
Infrastructure	54,666	Long-Term
Balanced	82,095	Short-Term
Global	4,311,836	Short-Term
Global	2,176,275	Long-Term
Bond	7,252,401	Short-Term
Bond	4,180,136	Long-Term
Dividend	635,466	Short-Term
Institutional Prime Money Market	26	Short-Term

During the year ended December 31, 2016, Muirfield, Balanced and Dividend utilized capital loss carryforwards in the amounts of $5,759,125, $322,782 and $447,919, respectively.

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Dynamic	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	26%
Aggressive	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	36%
Balanced	National Financial Services Corp. and certain affiliates held for the benefit of others	34%
Global	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	70%
Spectrum	National Financial Services Corp. and certain affiliates held for the benefit of others	30%
Dividend	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	26%
Bond	National Financial Services Corp. and certain affiliates held for the benefit of others	31%
Institutional Prime Money Market	Carey & Co. held for the benefit of others *	93%

*
The Funds, with the exception of Prime Money Market, own shares of the Institutional Prime Money Market Fund. Carey & Co. holds these shares on behalf of the Funds. These accounts are considered to be affiliated to Institutional Prime Money Market.

7.	Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

2016 Annual Report | December 31, 2016	Page 107

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds comprising Muirfield Fund, Dynamic Growth Fund, Aggressive Growth Fund, Balanced Fund, Global Opportunities Fund, Spectrum Fund, Quantex Fund, Infrastructure Fund, Dividend Opportunities Fund, Total Return Bond Fund, Prime Money Market Fund, and Institutional Prime Money Market Fund (the “Funds”) as of December 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Meeder Funds, as of December 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 24, 2017

Page 108	2016 Annual Report | December 31, 2016

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony J. D’Angelo** Year of Birth: 1959	2006	Trustee	General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 –present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 –present).
Susan E. Meeder Year of Birth: 1963	2014	Vice President	Chief Operating Officer of Meeder Asset Management, Inc. (2009 –present).
Timothy N. McCabe Year of Birth: 1976	2015	Chief Legal Officer
Chief Legal Officer, Meeder Asset Management, Inc. (2015 –
present); Senior Counsel & Regulatory Officer, Ohio Treasurer of State (2013 – 2015); Vice President, Managing Counsel of Pershing LLC, a BNY Mellon Company (2011 – 2013).

James B. Craver Year of Birth: 1943	2016	Chief Compliance Officer	James B. Craver & Associates, LLC (2009 – present).
Douglas Jennings Year of Birth: 1962	2016	Assistant Chief Compliance Officer
Chief Compliance Officer, Meeder Asset Management, Inc. (2016 – present); Assistant General Counsel, Meeder Asset Management, Inc. (2016 – present); Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present).
Ruth A. Kirkpatrick Year of Birth: 1951	2009	Secretary	Senior Legal Specialist of Meeder Asset Management, Inc.

[1]	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

[2]	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all twelve Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Board Review and Approval of Investment Advisory Agreement (unaudited)

At a meeting held September 15, 2016, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreements for each of the separate funds comprising the Meeder Funds (the “Funds”)(individually, an “Agreement” and collectively, the “Agreements”).

The Board reviewed materials sent to each Trustee in advance of the meeting for consideration in determining whether to approve the renewal of each Fund’s Agreements. Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s supplemental written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Broadridge report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Manager.

2016 Annual Report | December 31, 2016	Page 109

In considering such materials, the independent Trustees noted that they had received assistance and advice from and met separately with the Funds’ legal counsel and chief compliance officer prior to this meeting. In their deliberations, the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, considered each Fund’s Agreement, a copy of which was made available at the meeting, and determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services. The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. The Board concluded that the nature, extent and quality of the services provided by the Manager have benefited and should continue to benefit each Fund and its shareholders.

Investment Performance. The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the Agreement renewals. The Broadridge report prepared for each Fund showed the investment performance of the Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2016 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives.

Fund	Performance Benchmark
Muirfield Fund	Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bills; S&P 500 Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]
Quantex Fund	Blended Benchmark of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index; Russell 2000 Index; S&P 400 Mid-Cap Index; Lipper’s Average Mid-Cap Value Fund Universe; Lipper Index[1]
Dynamic Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]
Infrastructure Fund	Russell 3000 Utilities Index; Lipper’s Average Global Infrastructure Fund Universe; Lipper Index[1]
Aggressive Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index[1]
Balanced Fund
S&P 500 Index; Blended Benchmark consisting of 42% S&P 500 Index, 28% Average 90-day U.S. T-Bills, and 30% Barclays Capital Aggregate Bond Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]

Global Opportunities Fund
S&P 500 Index; Blended Benchmark of 34% MSCI EAFE Index, 22% S&P 500 Index, 12% S&P MidCap 400 Index, 11% MSCI Emerging Markets Index, 7% Russell 2000 Index, 7% Dow Jones US Select REIT Index, and 7% S&P GSCI Total Return Index; Lipper’s Average Global Multi-Cap Core Fund Universe; Lipper Index[1]

Spectrum Fund	S&P 500 Index; Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bills; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index[1]
Dividend Opportunities Fund	S&P 500 Index; Lipper’s Average Equity Income Fund Universe; Lipper Index[1]
Total Return Bond Fund	Barclays Capital Aggregate Bond Index; Lipper’s Average General Bond Fund Universe; Lipper Index[1]
Prime Money Market Fund	Lipper Average General Purpose Money Market Fund

[1]
Given an adequate quantity of funds, the Lipper Index for a given investment classification or objective consists of the largest ten or thirty funds in that classification or objective. Each index is calculated daily with adjustments for dividends and capital gains.

The Board noted that the investment results of each Fund compared reasonably with each index used and with the Lipper indices, recognizing that none of the indices are perfect comparisons given each Fund’s specific characteristics. The Board concluded that the Funds’ investment results have been satisfactory for renewal of the Agreements and that the Manager’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Page 110	2016 Annual Report | December 31, 2016

Comparative Expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other relevant funds. The Board observed that the Funds’ advisory fees and expenses compared reasonably to those of other similar funds included in the comparable reports. The Board also considered an analysis comparing the Funds’ management fees with the fees charged by the Manager to private clients, but noted the significant investment, operational, regulatory, and market differences between advising the Funds and the private clients. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Manager by the Funds.

Management Profitability. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided. The Board took the Manager’s profitability and ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Manager by the Funds.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Further, the Board noted that investments in the Fund business made by Meeder, and the resulting improvements in Fund operations and shareholder services, was an additional way in which any potential economies of scale were shared with each Fund and its shareholders. The Board reviewed and expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Prime Money Market Fund and Institutional Prime Money Market Fund file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2016, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2016 Annual Report | December 31, 2016	Page 111

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Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

6125 Memorial Drive Dublin, Ohio 43017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$105,750	$85,000
Audit-Related Fees	300	300
Tax Fees	38,500	31,500
All Other Fees	1,650	1,975

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $54,500 and $36,700 respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	March 6, 2017

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	March 6, 2017